                                                                    EXHIBIT 10.8

                         EMPLOYEE STOCK OWNERSHIP PLAN
                                       OF
                            JAYCOR AND SUBSIDIARIES

                          EMPLOYEE STOCK OWNERSHIP PLAN
                                       OF
                             JAYCOR AND SUBSIDIARIES

                                TABLE OF CONTENTS

ARTICLE     SUBJECT MATTER AND SECTION NUMBERS                           PAGE
-------     ----------------------------------                           ----
1.          ESTABLISHMENT AND PRELIMINARY MATTERS

            1.1         Purpose                                           I-1
            1.2         Compliance with the Law                           I-1
            1.3         Effective Date                                    I-1


2.          DEFINITIONS                                                  II-1


3.          PARTICIPATION AND ENTRY DATE

            3.1         Ineligible Employees                            III-1
            3.2         Initial Eligibility                             III-1
            3.3         Time of Participation                           III-1
            3.4         Procedure for and Effect of
                        Admission                                       III-2
            3.5         Waiver of Participation                         III-2
            3.6         Termination of Participation                    III-2
            3.7         Re-employment Before Break in
                        Service                                         III-2
            3.8         Break in Service
            3.9         Employees Who Lose or Gain
                        Eligible Status                                 III-3
            3.10        Predecessor Employer                            III-3
            3.11        Owner-Employees                                 III-3


4.          EMPLOYER CONTRIBUTIONS

            4.1         Determining Employer's Contributions             IV-1
            4.2         Payment of Contributions                         IV-1
            4.3         Exclusive Benefit; Refund of
                        Contribution                                     IV-1
            4.4         Types of Contributions                           IV-2
            4.5         Omission of Eligible Employee                    IV-2
            4.6         Inclusion of Ineligible Employee                 IV-3


5.          LIMITATIONS ON BENEFITS

            5.1         Annual Additions Limitations                      V-1
            5.2         Definition of Compensation for
                        Purposes of Section 415 of the Code               V-3




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
ARTICLE     SUBJECT MATTER AND SECTION NUMBERS                           PAGE
-------     ----------------------------------                           ----
6.          ALLOCATION OF CONTRIBUTIONS AND FORFEITURES

            6.1         Employer Contributions                           VI-1
            6.2         Forfeitures                                      VI-2
            6.3         Release of Financed Securities                   VI-2
            6.4         Limitation on Allocations                        VI-3


7.          CONTRIBUTIONS BY PARTICIPANTS AND ROLLOVER
            CONTRIBUTIONS

            7.1         No Mandatory or Voluntary                       VII-1
                        Contributions
            7.2         No Rollover Contributions                       VII-1



8.          VESTING AND TERMINATION OF EMPLOYMENT

            8.1         Vesting of Interests                           VIII-1
            8.2         Application of Forfeitures                     VIII-1
            8.3         "Cash Outs"                                    VIII-1
            8.4         Restoration of Accrued Benefit
                        Upon Repayment of Distribution
                        and Non-Duplication of Benefits                VIII-4
            8.5         Certain Employers; Service
                        Included in Determination of
                        Non-Forfeitable Percentage                     VIII-5
            8.6         Effect of Breaks in Service                    VIII-5
            8.7         Crediting of Years of Service                  VIII-5
            8.8         Accrued Benefit Rules                          VIII-6
            8.9         Amendment of Vesting Schedule                  VIII-6
            8.10        Amendments Affecting Vested and/or
                        Accrued Benefits                               VIII-6

                                      (ii)

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
ARTICLE     SUBJECT MATTER AND SECTION NUMBERS                         PAGE
-------     ----------------------------------                         ----
9.          DEATH BENEFIT

            9.1         Pre-Retirement Death Benefit                   IX-1
            9.2         Post-Retirement Death Benefit                  IX-1
            9.3         Action to be Taken on Death                    IX-1
            9.4         Exception for Certain Death
                        Benefits                                       IX-1
            9.5         Designation of Beneficiary
                        and Form of Benefit Payment                    IX-1
            9.6         Deferred Payment of Death Benefit              IX-3


10.         RETIREMENT BENEFITS AND DISABILITY BENEFITS

            10.1        Normal Retirement Benefit                       X-1
            10.2        Early Retirement Benefit                        X-1
            10.3        Deferred Retirement Benefit                     X-1
            10.4        Disability Benefit                              X-1

11.         METHOD AND TIMING OF BENEFIT DISTRIBUTIONS

            11.1        Method of Distribution of
                        Vested Benefits                                XI-1
            11.2        Determination of Amount to be
                        Distributed Each Year                          XI-1
            11.3        Death Distribution Provisions                  XI-2
            11.4        Definitions                                    XI-3
            11.5        Transitional Rule                              XI-5
            11.6        Changing Method of Distributions               XI-7
            11.7        Changing Method of Distributions
                        After Death of Participant                     XI-7
            11.8        Joint and Survivor Annuity and
                        Pre-Retirement Survivor Annuity
                        Requirements                                   XI-7
            11.9        Latest Date for Distribution of
                        Benefits                                      XI-14
            11.10       Receipt of Acquittance                        XI-14
            11.11       Required Beginning Date                       XI-14
            11.12       Mandatory Distribution Rules                  XI-14
            11.13       Distributions Under Domestic
                        Relations Order                               XI-15
            11.14       Participant Withdrawals                       XI-16
            11.15       Distributions of Qualifying
                        Employer Securities                           XI-16


12.         ASSOCIATED COMPANIES

            12.1        Definitions of Terms                          XII-1
            12.2        Service with Associated Companies             XII-1


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
ARTICLE     SUBJECT MATTER AND SECTION NUMBERS                         PAGE
-------     ----------------------------------                         ----
            12.3        Eligibility of Associated
                        Companies                                     XII-1
            12.4        Eligibility Requirements for
                        Employee Participation                        XII-2
            12.5        Employees Employed by Two or
                        More Employers                                XII-2
            12.6        Employee Transferred from One
                        Employer to Another Employer                  XII-2
            12.7        Contributions of Each Employer                XII-2
            12.8        Vesting of Interests                          XII-2
            12.9        Years of Vesting Service                      XII-2


13.         ADMINISTRATION OF FUNDS

            13.1        Investment of Assets                          XIII-1
            13.2        Special ESOP Provisions                       XIII-1
            13.3        Valuations                                    XIII-4
            13.4        Crediting of Contributions                    XIII-4
            13.5        Crediting of Investment Results               XIII-4


14.         ALLOCATION OF AUTHORITY AND RESPONSIBILITIES

            14.1        Authority and Responsibilities
                        of Employer                                   XIV-1
            14.2        Authority and Responsibilities
                        of the Plan Administrator                     XIV-1
            14.3        Authority and Responsibilities
                        of the Trustee                                XIV-1
            14.4        Limitations on Obligations of
                        Named Fiduciaries                             XIV-1


15.         CLAIMS PROCEDURE

            15.1        Applications for Benefits                      XV-1
            15.2        Appeals of Denied Claims for
                        Benefits                                       XV-1
            15.3        Appointment of the Named Appeals
                        Fiduciary                                      XV-2


16.         THE PLAN ADMINISTRATOR

            16.1        Administration by Plan
                        Administrator                                 XVI-1
            16.2        Control of Plan by Plan
                        Administrator                                 XVI-2
            16.3        Authority and Responsibility of
                        the Plan Administrator                        XVI-2
            16.4        Reporting and Disclosure                      XVI-3

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
ARTICLE     SUBJECT MATTER AND SECTION NUMBERS                         PAGE
-------     ----------------------------------                         ----
            16.5        Construction of the Plan                      XVI-3
            16.6        Engagement of Assistants and
                        Advisors                                      XVI-3
            16.7        Investment of the Trust Fund                  XVI-4
            16.8        Directed Investments by Plan
                        Administrator                                 XVI-4
            16.9        Prohibited Transactions                       XVI-4
            16.10       Investment in Savings Accounts
                        and Trust Funds                               XVI-4
            16.11       Disqualified Persons                          XVI-5
            16.12       Bonding                                       XVI-5
            16.13       Indemnification of the Plan
                        Administrator                                 XVI-5
            16.14       Minutes of the Plan Administrator             XVI-5
            16.15       Compensation of the Plan
                        Administrator                                 XVI-5


17.         AMENDMENT, TERMINATION, MERGER AND
            CONSOLIDATION OF THE PLAN

            17.1        Amendment                                     XVII-1
            17.2        Plan Termination                              XVII-1
            17.3        Permanent Discontinuance of
                        Employer Contributions                        XVII-2
            17.4        Suspension of Employer
                        Contributions                                 XVII-2
            17.5        Mergers and Consolidations
                        of Plans                                      XVII-2


18.         MISCELLANEOUS PROVISIONS

            18.1        Non-Alienation of Benefits                    XVIII-1
            18.2        Procedures Upon Receipt of
                        Domestic Relations Order                      XVIII-1
            18.3        Procedures for Period During
                        Which Qualified Domestic Relations
                        Order Determination is Being Made             XVIII-2
            18.4        No Contract of Employment                     XVIII-2
            18.5        Severability of Provisions                    XVIII-2
            18.6        Insurance Companies                           XVIII-2
            18.7        Transfers to and from Other
                        Qualified Plans                               XVIII-3
            18.8        Separate Trust Agreement                      XVIII-3
            18.9        Segregated Trusts                             XVIII-3
            18.10       Heirs, Assigns and Personal
                        Representatives                               XVIII-4
            18.11       Headings and Captions                         XVIII-4
            18.12       Gender and Number                             XVIII-4
            18.13       Controlling Law                               XVIII-4



                                       (v)

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
ARTICLE     SUBJECT MATTER AND SECTION NUMBERS                         PAGE
-------     ----------------------------------                         ----
            18.14       Title to Assets                              XVIII-4
            18.15       Payments to Minors, etc.                     XVIII-4
            18.16       Benefits of Persons Who Cannot
                        be Located                                   XVIII-5
            18.17       Mechanical Reproduction                      XVIII-5
            18.18       Discrepancies                                XVIII-5


19.         AFFILIATED SERVICE GROUPS

            19.1        Definitions                                  XIX-1
            19.2        Limitation on Benefits and
                        Contributions                                XIX-1
            19.3        Multiple Integrated Plans of
                        Members                                      XIX-2
            19.4        Control                                      XIX-2


20.         ADDITIONAL REQUIREMENTS FOR TOP-HEAVY PLANS

            20.1        Generally                                    XX-1
            20.2        Top-Heavy Determination:
                        Aggregation of Related Employers             XX-1
            20.3        Top-Heavy Determination:
                        Key Employee                                 XX-1
            20.4        Top-Heavy Determination:
                        Non-Key Employee                             XX-2
            20.5        Top-Heavy Determination:
                        Disregarded Employee                         XX-2
            20.6        Top-Heavy Determination:
                        Beneficiary                                  XX-3
            20.7        Top-Heavy Ratio                              XX-3
            20.8        Top-Heavy Ratio:  Aggregation
                        Group                                        XX-4
            20.9        Top-Heavy Ratio:  Top-Heavy Group            XX-5
            20.10       Top-Heavy Ratio:  Distributions;
                        Rollover Contributions                       XX-5
            20.11       Top-Heavy Ratio:  Determination
                        Date                                         XX-6
            20.12       Top-Heavy Vesting                            XX-6
            20.13       Minimum Benefits Under a Top-
                        Heavy Plan                                   XX-7
            20.14       Minimum Benefit:  Defined
                        Benefit Plan                                 XX-7
            20.15       Minimum Contribution:  Defined
                        Contribution Plan                            XX-8
            20.16       Coordination Where Employer Has
                        Two or More Plans                            XX-9
            20.17       Modified Aggregate Limit on
                        Contributions and Benefits                   XX-9
            20.18       Limit on Includible Compensation            XX-11



                                      (vi)

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
ARTICLE     SUBJECT MATTER AND SECTION NUMBERS                 PAGE
-------     ----------------------------------                 ----
21.         POST-1992 DISTRIBUTIONS

            21.1   Distributee Election                        XXI-1
            21.2   Definitions                                 XXI-1




                                      (vii)

                                   ARTICLE 1.

                      ESTABLISHMENT AND PRELIMINARY MATTERS


          1.1. Purpose. The purpose of this Plan is to provide additional incentive, retirement and disability funds for eligible Employees.

          1.2. Compliance with the Law. This Plan is being adopted, together with the Trust, to meet the requirements of applicable law, including the Internal Revenue Code of 1986, as amended (the "Code"), and those requirements of the Employee Retirement Income Security Act of 1974 (the "Act") which may be applicable to the Plan Years involved. All language of the Plan and Trust shall be interpreted, wherever possible, to comply with the provisions of applicable law, including said Code and Act and all rules and regulations thereunder. This Plan shall be amended from time to time as may be necessary to conform to the requirements of applicable law, including the Code and Act, and such amendments shall relate back to their required dates. This Plan, together with any amendments thereto, is intended to meet the requirements of the Tax Reform Act of 1986 ("TRA '86"), and it shall be amended from time to time as may be necessary to conform to the requirements of same and other applicable laws.

          1.3. Effective Date. The original effective date of the Plan was May 5, 1983. Unless a later date is specified herein, the effective date of the Plan, as amended and restated, shall be January 1, 1989. the first day of the first Plan Year beginning on or after January 1, 1989. Notwithstanding the preceding two sentences, Plan provisions concerning the following sections of the Code shall be effective in accordance with the following schedule:

  Code Section                                         Effective Date
  ------------                                    (Plan Years Commencing
                                                        on or After)
                                                        ------------
  415, 401(k), 401(m)                                  January 1, 1987
  401(a)(11), 417                                      January 1, 1988
  410, 411, 401(l)                                     January 1, 1989

                                   ARTICLE 2.

                                   DEFINITIONS


     As used in this instrument, the following words and phrases shall have the following meanings, unless a different meaning is clearly required by the context:

          2.1. "Account" or "Accrued Benefit" or "Participant's Combined Account" shall mean the entire interest of a Participant in the Trust Fund. The Accrued Benefit at any time shall be determined as of the last valuation of the Fund coinciding with or occurring before the date when the Accrued Benefit is valued.

          2.2. "Acquisition Loan" shall mean an installment obligation of the Trust made in connection with the acquisition of Qualifying Employer Securities, as described in section 13.2 below.

          2.3. "Act" shall mean the Employee Retirement Income Security Act of 1974 and shall include any amendments thereto.

          2.4. "Active Participant" shall mean a Participant who satisfied the requirements of section 6.1 below and is eligible to receive an allocation under the Plan.

          2.5. "Affiliated Employer" means the Employer and any corporation which is a member of a controlled group of corporations (as defined in Code
Section 414(b)) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c)) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to Regulations under Code Section 414(o).

          2.6. "Age" shall mean the chronological age attained by the Participant at his most recent birthday or as of such other date of reference as is set forth in the Plan.

          2.7. "Age Discrimination in Employment Act" shall mean the Act of December 6, 1967, P.L. 90-202, 81 Stat. 602, 29 U.S.C., 1964 Ed., Supplement IV,
Chapter 14, sections 621-634, effective June 12, 1968, as amended by P.L. 93-259, effective May 1, 1974, as last amended by the Age Discrimination in Employment Amendments of 1986, and as further amended from time to time (herein referred to as the "Age Discrimination Act").

          2.8. "Anniversary Date" shall mean the last day in each Plan Year.

          2.9. "Beneficiary" or "Beneficiaries" shall mean and refer to such person or persons or legal entity as may be designated by a Participant or the Plan Administrator as provided in section 9.5. Wherever the rights of Participants are stated or limited herein, such provisions shall also apply to their beneficiaries.

          2.10. "Board of Directors" shall mean the duly elected board of directors of the Employer.

          2.11. "Break in Service" or "One-Year Break in Service" shall mean the failure by a Participant or Employee to complete more than 500 Hours of Service during any applicable computation period. Any Break in Service shall be effective on the last day of the applicable computation period in which it occurs. A Break in Service shall not be deemed to have occurred because of a Participant's failure to complete more than 500 Hours of Service during the applicable computation period occurring in part during his first 12-month Period of Service. A Break in Service shall not be deemed to have occurred during any period of Excused Absence if the Employee returns to the service of the Employer within the time permitted pursuant to the provisions of this Plan setting forth circumstances of Excused Absence. A Break in Service shall not be deemed to have occurred merely because an Employee fails to complete more than 500 Hours of Service during an applicable computation period solely because of his or her retirement or death during such applicable computation period.

          2.12. "Compensation" shall mean the following:

                    2.12.1. "Compensation" shall mean wages as defined in
section 3401(a) of the Code for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in such section 3401(a)(2)). Compensation shall be determined by reference to the Plan Year. Compensation shall include Employer contributions made pursuant to a salary reduction agreement which are not includable in the gross income of the employee under sections 125, 402(a)(8), 402(h) or 403(b) of the Code.

                    2.12.2. The annual Compensation of each Participant taken into account under the Plan for any plan year beginning after December 31, 1988, shall not exceed $200,000, as adjusted by the Secretary at the same time and in the same manner as under section 415(d) of the Code. In determining the Compensation of a Participant for purposes of this limitation, the rules of section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules, the adjusted $200,000 limitation is exceeded, then (except for purposes of determining the portion of compensation up to the integration level if this Plan provides for permitted disparity), the limitation shall be prorated among the affected individuals in proportion to each such individual's compensation as determined under this section prior to the application of this limitation.

                    2.12.3. Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under Sections 125, 402(a)(8), 402(h) or 403(b) of the Code.

          2.13. "Contract" shall mean any annuity, retirement income or endowment contract, or insurance policy or contract providing benefits under this Plan.

          2.14. "Controlled Groups" shall mean such groups as are provided for in sections 414(b) and 414(c) of the Code, as modified by section 415 of the Code where applicable.

          2.15. "Credited Service" shall mean the period of a Participant's Years of Service considered in determining the Participant's non-forfeitable percentage in the benefits accrued under this Plan.

          2.16. "Deferred Retirement Date" shall mean the date of a Participant's retirement after the Participant's Normal Retirement Date.

          2.17. "Defined Contribution Plan" shall mean a plan which provides for an individual account for each Participant and for benefits based solely on the amount contributed to the Participant's account, and any income, expenses, gains and losses, and any Forfeitures of accounts of other Participants which may be allocated to such Participant's Account.

          2.18. "Defined Benefit Plans" shall mean all types of qualified retirement plans other than Defined Contribution Plans.

          2.19. "Disability" shall mean:

               2.19.1. the permanent loss, or loss of use, of a member or function of the body, or the permanent disfigurement, of a Participant.

               2.19.2. The inability of a Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

               2.19.3. A condition of Disability shall be deemed to exist only when a written application has been filed with an Employer by or on behalf of such Participant and when such Disability is certified to the Employer by a licensed physician approved by the Employer.

          2.20. "Early Retirement Age" or "Early Retirement Date" shall be the date on which a Participant attains age 55. Effective for Plan Years beginning on or after January 1, 1991, Early Retirement Age shall mean the date on which a Participant attains age 55 and completes 5 Years of Service. At the Early Retirement Age, benefits under this Plan shall be fully vested and non-forfeitable.

          2.21. "Effective Date" shall mean May 5, 1983.

          2.22. "Employee" shall mean any individual employed by the Employer maintaining the Plan or of any other employer required to be aggregated with such employer under sections 414(b), (c), (m) or (o) of the Code, and the following individuals:

               2.22.1. An "Owner-Employee" who is an individual who owns more than 10 percent of either the capital interest or the profits interest of the Employer and who receives income for personal services from the Employer; and

               2.22.2. A "Self-Employed Individual" who is an individual described in Code section 401(c)(1) who has Compensation from the Employer or who would have Compensation except for the fact that the Employer had no profits for the Taxable Year.

               2.22.3. A "Leased Employee" shall mean any person (other than an employee of the recipient) who, pursuant to an agreement between the recipient Employer and any other person ("leasing organization"), has performed services for the recipient (or for the recipient and related persons determined in accordance with section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the recipient Employer. Contributions or benefits provided a leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

               2.22.4. A leased employee shall not be considered an employee of the recipient if: (i) such employee is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined in section 415(c)(3) of the Code, but including amounts contributed by the employer pursuant to a salary reduction agreement which are excludable from the employee's gross income under section 125, section 402(a)(8), section 402(h) or section 403(b) of the Code, (2) immediate participation, and (3) full and immediate vesting; and (ii) leasing employees do not constitute more than 20 percent of the recipient's nonhighly compensated workforce.

          2.23. "Employer" shall mean JAYCOR and JAYCOR Technical Services.

          2.24. "Employer Contribution Account" or "Participant's Account" means so much of a Participant's Accrued Benefit as is attributable to the Employer's Contributions, reallocated Forfeitures and the earnings and realized and unrealized gains and losses of the Trust Fund generated by such contributions and reallocated Forfeitures.

          2.25. "Employment Commencement Date" shall mean the date on which the Employee first performs an Hour of Service for the Employer.

          2.26. "Entry Date" shall mean the last day of each Plan Year.

          2.27. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, and shall include any amendments thereto.

          2.28. "Excused Absence" or "Leave of Absence" means any of the following:

               2.28.1. Absence on leave granted by the Employer for any cause for the period stated in such leave, or, if no period is stated, then for six months and any extensions that the Employer may grant in writing. For the purpose of this subsection, the Employer shall give equal treatment to all Employees in similar circumstances.

               2.28.2. Absence in any circumstance so long as the Employee continues to receive his regular Compensation from the Employer.

               2.28.3. Absence in the armed forces of the United States or government service in time of war or national emergency.

               2.28.4. Absence by reason of illness or disability until such time as the employment relationship between Employee and Employer is severed.

               2.28.5. An absence shall cease to be an "Excused Absence" or a "Leave of Absence" and shall be deemed to be a Break in Service as of the later of (1) or (2):

                    (1) (A) The failure of the Employee to return to the service of the Employer:

                         (i) within five days of expiration of any Leave of
Absence referred to in paragraph (a) hereof,

                         (ii) within six months after his discharge or release
from active military duty, or, if the Employee does not return to service with the Employer within the said six-month period by reason of a Disability incurred while in the armed forces, if he returns to service with the Employer upon the termination of such Disability as evidenced by release from confinement in a military or veterans hospital, or

                         (iii) upon recovery from illness or Disability; or

                         (B) At such time as the payment of regular compensation
is discontinued as referred to in paragraph (b).

                    (2) The first day of the first Plan Year in which the Employee fails to complete more than 500 Hours of Service.

               2.28.6. The Employer shall be the sole judge of whether recovery from illness or Disability has occurred for this purpose.

         2.29. "Financed Shares" shall mean Qualifying Employer Securities that have been pledged in connection with an Acquisition Loan and which have not been released from such pledge and allocated to the Accounts of the Participants.

          2.30. "Fund" or "Trust Fund" shall mean all of the assets of the Plan held by the Trustee (or any nominee thereof) at any time under the Trust Agreement.

          2.31. "Highly Compensated Employee" includes highly compensated active employees and highly compensated former employees.

          A highly compensated active employee includes any employee who performs service for the Employer during the determination year and who, during the look-back year: (i) received compensation from the Employer in excess of $75,000 (as adjusted pursuant to section 415(d) of the Code); (ii) received compensation from the Employer in excess of $50,000 (as adjusted pursuant to section 415(d) of the Code) and was a member of the top-paid group for such year; or (iii) was an officer of the Employer and received compensation during such year that is greater than 50 percent of the dollar limitation in effect under section 415(b) (1)(A) of the Code. The term highly compensated employee also includes: (i) employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the employee is one of the 100 employees who received the most compensation from the Employer during the determination year; and (ii) employees who are 5 percent owners at any time during the look-back year or determination year.

         If no officer has satisfied the compensation requirement of (iii) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a highly compensated employee.

         For this purpose, the determination year shall be the Plan Year. The look-back year shall be the twelve-month period immediately preceding the determination year.

         A highly compensated former employee includes any employee who separated from service (or was deemed to have separated prior to the determination year), performs no service for the employer during the determination year, and was a highly compensated active employee for either the separation year or any determination year ending on or after the employee's 55th birthday.

         If an employee is, during a determination year or look-back year, a family member of either a 5 percent owner who is an active or former employee or a highly compensated employee who is one of the 10 most highly compensated employees ranked on the basis of compensation paid by the Employer during such year, then the family member and the 5 percent owner or top-ten highly compensated employee shall be aggregated. In such case, the family member and 5 percent owner or top-ten highly compensated employee shall be treated as a single employee receiving compensation and plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the family member and 5 percent owner or top-ten highly compensated employee. For purposes of this section, family member includes the spouse, lineal ascendants and descendants of the employee or former employee and the spouses of such lineal ascendants and descendants.

         The determination of who is a highly compensated employee, including the determination of the number and identity of employees in the top-paid group, the top 100 employees, the number of employees treated as officers and the compensation that is considered, will be made in accordance with section 414(q) of the Code and the regulations thereunder.

          2.32. "Hour of Service" shall mean:

               2.32.1. Each hour for which an Employee is paid or entitled to payment, for the performance of duties during the applicable Plan Year. The Employer may round up hours at the end of a computation period or more frequently.

               2.32.2. Each hour for which an Employee is paid or entitled to payment by the Employer on account of a period of time during which no duties are performed (regardless of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. Notwithstanding the preceding sentence:

                    (1) No more than 501 Hours of Service shall be credited under section 2.32.2 above to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period);

                    (2) An hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed, is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, or unemployment compensation or disability insurance laws; and

                    (3) Hours of Service shall not be credited for a payment which reimburses an Employee solely for medical or medically related expenses incurred by the Employee.

               2.32.3. For purposes of section 2.32.2 above, a payment shall be deemed to have been made by or due from the Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the Trust Fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

               2.32.4. Each hour for which back pay, regardless of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited under both sections 2.32.1 and 2.32.2 above, as the case may be, and under this section 2.23.4. Crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in section
2.32.2 above shall be subject to the limitations set forth in that paragraph.

          In the case of a payment which is made or due on account of a period during which an Employee performs no duties, and which results in the crediting of Hours of Service under section 2.32.2 above, or in the case of an award or agreement for back pay, to the extent that such award or agreement is made with respect to a period described in section 2.32.2 above, the number of Hours of Service to be credited shall be determined in accordance with Department of Labor Regulations section 2530.200b-2(b). Hours shall be credited to the applicable computation period in accordance with Department of Labor Regulations section 2530.200b-2(c). This section shall be interpreted in a manner consistent with the aforementioned regulations.

               2.32.5. To the extent possible, Hours of Service shall be determined from the Employer's records of hours worked and hours for which payment is made or due. In the event that the hours worked by an Employee are not accurately determinable from such records, he shall instead be credited with 10 hours daily, 45 hours weekly, 95 hours semi-monthly or 190 hours monthly if he is paid on a daily, weekly, semi-monthly or monthly basis, respectively, so long as such Employee shall have completed an Hour of Service during such period.

               2.32.6. Hours of Service will be credited for employment with other members of an affiliated service group (under section 414(m)), a controlled group of corporations (under section 414(b)), or a group of trades or businesses under common control (under section 414(c)) of which the adopting employer is a member, and any other entity required to be aggregated with the employer pursuant to sections 414(n) or 414(o) and the regulations thereunder.

               2.32.7. Hours of Service will also be credited for any individual considered an employee for purposes of this Plan under section 414(n) or section 414(o) and the regulations thereunder.

               2.32.8. Solely for purposes of determining whether a Break in Service for eligibility or vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, 8 hours of service per day of such absence. For purposes of this section, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of a birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this section shall be credited (1) in the computation period in which the absence begins if the crediting is necessary to prevent a break in service in that period, or (2) in all other cases, in the following computation period.

         2.33. "Insurer" shall mean any legal reserve life insurance company as may issue any contract under the provisions of this Plan.

         2.34. "Investment Manager" shall mean any Fiduciary, other than the Trustee or the Plan Administrator, who: (a) is delegated the power to manage, acquire or dispose of any assets of the Plan or the Trust; (b) is (1) registered as an investment advisor under the Investment Advisors Act of 1940, (2) a bank as defined in that Act, or (3) an insurance company qualified to perform services described above under the laws of more than one state; and (c) has acknowledged in writing that he is a Fiduciary with respect to the Plan.

         2.35.  "Limitation Year" shall mean the Plan Year.

         2.36. "Named Fiduciary" shall mean the Trustee, the Plan Administrator, the Investment Manager and the Named Appeals Fiduciary. Each Named Fiduciary shall have only those particular powers, duties, responsibilities and obligations as are specifically given him under this Plan and/or the Trust Agreement.

          2.37. "Net Income" shall mean the current and accumulated earnings of the Employer, as determined by the Employer's regularly engaged accountant upon the basis of the Employer's books of account in accordance with generally accepted accounting principles, if applicable, but without any deduction being taken for any of the following: (1) depreciation, (2) extraordinary losses resulting from the sale of assets not in the ordinary course of business, (3) casualty losses in excess of recovery, (4) contributions to this or any other qualified retirement plan, or (5) federal, state, county or city income taxes.

          2.38. "Normal Retirement Age" or "Normal Retirement Date" shall be the date on which a Participant attains age 65. At Normal Retirement Age, benefits under this Plan shall be fully vested and non-forfeitable.

          2.39. "Participant" shall mean an Employee who has met the eligibility requirements specified in the Plan and is still employed on the Entry Date following the completion of these requirements. An Employee becomes a Participant on his or her Entry Date. In certain cases, depending on the context, the term Participant also encompasses individuals classified as Former Participants. A Former Participant shall mean an individual who was a Participant in Plan, but is no longer entitled to an allocation of Employer Contributions or Forfeitures, but has not yet received a complete distribution of his or her benefits.

          2.40. "Period of Service" shall mean a period of service commencing on the Employee's Employment Commencement Date or Reemployment Commencement Date, whichever is applicable, and ending on his Severance-from-Service Date.

          2.41. "Period of Severance" shall mean the period of time commencing on the Severance-from-Service Date and ending on the date on which the Employee again performs an Hour of Service. For purposes hereof, a one-year Period of Severance shall mean a 12-consecutive-month period beginning on the Severance-from-Service Date during which the Employee does not perform an Hour of Service for the Employer.

          2.42. "Person" shall mean an individual, partnership, joint venture, corporation, mutual company, joint-stock company, trust, estate, unincorporated organization, association or employee organization.

          2.43. "Plan" shall mean the Plan of the Employer as set forth herein, together with all exhibits and Amendments thereto.

         2.44. "Plan Administrator" shall mean the entity, person or committee named as such pursuant to the provisions of Article 16 below.

         2.45. "Plan Year" shall mean and refer to the Taxable Year as defined below in this Article 2.

          2.46. "Predecessor Entity" shall mean a former employer who maintained the Plan of the current Employer.

          2.47. "Predecessor Plan" shall mean any employee stock ownership plan maintained by the Predecessor Entity or the Employer.

          2.48. "Qualifying Employer Securities" shall mean shares of any class of stock, common or preferred, voting or non-voting, which are issued by the Employer and held by the Trustee.

          2.49. "Re-employment Commencement Date" shall mean the first date, following a Period of Severance from service which is not required to be taken into account under the service-spanning rules of the Elapsed Time Method of crediting service, on which the Employee completes an Hour of Service following the last vesting computation period in which a Break in Service occurred.

          2.50. "Severance-from-Service Date" shall mean the earlier of:

          2.50.1. The date on which an Employee quits, retires, is discharged or dies; or

          2.50.2. The first anniversary of the first date of a period in which an Employee remains absent from service (with or without pay) with the Employer or Employers maintaining the Plan for any reason other than quitting, retirement, discharge or death, such as vacation, holiday, sickness, disability, leave of absence or lay-off.

          2.50.3. The Severance-from-Service Date of an Employee who is absent from service beyond the first anniversary of the first day of absence by reason of a maternity or paternity absence described in Code Section 410(a)(5)(E)(i) or 411(a)(6)(E)(i) is the second anniversary of the first day of such absence. The period between the first and second anniversaries of the first day of absence from work is neither a period of service nor a period of severance. This rule applies to maternity and paternity absences beginning on or after the first day of the first plan year in which the Plan is required to credit service under Sections 410(a)(5)(E) and 411(a)(6)(E).

          2.51. "Spouse" shall mean the person to whom the Participant is legally married, except that to the extent provided in any Qualified Domestic Relations Order, as defined in section 414 of the Code, a Participant's former Spouse may be treated as the surviving Spouse for purposes of this Plan.

          2.52. "Taxable Year" shall mean and refer to the 12-month period commencing on January 1 and ending on December 31.

          2.53. "Trust" shall mean the trust which the Employer has established as of the same date as its adoption of this Plan, together with all amendments thereto to hold the assets of this

Plan. The Trust, and any future amendments thereto, shall form a part of this Plan, and any amendments hereto, and is hereby incorporated by reference and shall have the same force and effect as if all the terms and provisions thereof were set forth in full herein.

         2.54.  "Trust Fund" shall mean the assets of the Trust.

         2.55. "Trustee" shall mean San Diego Trust & Savings Bank, a California banking corporation, or any other the person, corporation or banking association hereafter appointed by the Board of Directors of the Employer to serve as Trustee and who has accepted such Trust by execution of the Trust Agreement, acting in its capacity as a party to the Trust and any successor or successors in the Trust.

         2.56. "Valuation Date" shall mean the Anniversary Date or any interim date as of which the Trust Fund is valued by the Trustee; provided, however, that Qualifying Employer Securities shall be valued as of the Friday closest to January 31 of each Plan Year, commencing with February 1, 1991 for the Plan Year beginning on January 1, 1991.

         2.57. "Vested Interest" shall mean the non-forfeitable right of a Participant to benefits under the Plan.

         2.58. "Vesting Computation Period" shall mean the 12- consecutive-month period coinciding with the Plan Year. An Employee who has 1,000 or more Hours of Service during a Plan Year shall be credited with a Year of Service for vesting purposes for that Plan Year.

         2.59. "Year of Participation" shall mean each Plan Year during which this Plan is in existence in which a Participant completes 1,000 Hours of Service.

         2.60. "Year of Service" or "Year of Credited Service" shall mean the twelve (12) consecutive month period during which the Employee completes one thousand (1,000) or more Hours of Service. For purposes of determining Years of Service and One-Year Breaks in Service for purposes of eligibility, the initial 12-month period shall commence on the Employee's Employment Commencement Date. The second twelve (12) month period shall be the Plan Year which commences prior to the end of the initial 12-month period. For purposes of determining Years of Service and One-Year Breaks in Service for purposes of computing a Participant's Accrued Benefit or his non-forfeitable right to his Accrued Benefit, the twelve
(12) month period shall be the Plan Year. All Years of Service with other members of a Controlled Group of corporations or with other trades or businesses under common control of which the adopting Employer is a member, and any other entity required to be aggregated with the Employer pursuant to section 414(o) and the regulations thereunder, shall be credited for purposes of determining an Employee's eligibility or his non-forfeitable right to his Accrued Benefit.

                                   ARTICLE 3.

                          PARTICIPATION AND ENTRY DATE

     3.1. Ineligible Employees. The following types of Employees shall be ineligible to participate in this Plan:

          3.1.1. Any Employee who is included in a unit of Employees covered by a collective bargaining agreement between Employee representatives and the Employer, in which retirement benefits were the subject of good-faith bargaining between such Employee representatives and the Employer.

          3.1.2. Any Employee who is a non-resident alien and who has no earned income from Employer.

          3.1.3. Except as otherwise provided in Section 3.02 of this plan, any Employee who is classified by Employer as a part-time 1 employee or a temporary employee.

          3.1.4. Managerial and administrative employees of Manufacturing Services, Inc. who were formerly eligible to participate in this Plan, shall not be eligible to participate in the allocation of contributions for the Plan year ending December 31, 1990, or for any subsequent Plan Year.

     3.2. Initial Eligibility. Any Employee who is not excluded under section
3.1 above and is classified as full-time or part-time 2 shall be eligible to participate in this Plan. There is no minimum age requirement for this Plan, but for Plan Years beginning on or after January 1, 1992, there is a minimum Hours of Service requirement, as set forth in section 3.3 below. In the case of any Employee who was employed by IRT Corporation, a Delaware corporation, as of September 10, 1988, such Employee shall be credited with all years of service with IRT Corporation in determining such Employee's eligibility to participate in the Plan.

     3.3. Time of Participation. For Plan Years beginning prior to January 1, 1992, any eligible Employee whose Employment Commencement Date is on or before July 1 shall become a Participant on the first Entry Date after such Employment Commencement Date; provided that such Employee has not separated from service with the Employer prior to such Entry Date. For Plan Years beginning prior to January 1, 1992, any eligible Employee whose Employment Commencement Date is after July 1 shall become a Participant on the second Entry Date after such Employment Commencement Date; provided that such Employee has not separated from service with the Employer prior to such Entry Date. If such separated Employee returns to service after either of such dates without incurring a One-Year Break in Service, then the Employee shall commence participation immediately upon such return unless such Employee is excluded under the rules of section 3.1 above. For the Plan Years beginning on or after January 1, 1992, an eligible Employee shall commence participation on the first entry date coincident with or next

                                      III-1
following a Plan Year during which such employee completes 501 Hours of Service; provided that such Employee is still in the employment of Employer as of such Entry Date.

     3.4. Procedure for and Effect of Admission. Each Employee who becomes eligible for admission to participation in this Plan shall complete such forms and provide such data as are reasonably required by the Plan Administrator. By becoming a Participant, each Employee shall for all purposes be deemed conclusively to have assented to the provisions of the Plan, the corresponding Trust Agreement and all amendments to such instruments.

     3.5. Waiver of Participation. An Employee, once having become eligible for participation in this Plan, shall not have the right to waive such participation unless the Plan Administrator, in its sole discretion, determines to allow written waivers of participation. If such waivers are permitted, they shall be permitted on a non-discriminatory basis and shall be permanent. The Plan Administrator retains the right not to permit waivers in any year or years, even if such waivers have been permitted in prior years.

     3.6. Termination of Participation. A Participant ceases to be an Active Participant in the Plan after he has incurred a Break in Service and, if the Adoption Agreement so provides, has also terminated employment with the Employer or a member of the Controlled Group, or an affiliated service group, or any other entity required to be aggregated with the employer pursuant to sections 414(n) or 414(o) and the regulations thereunder. These persons are referred to in this Plan as "Former Participants."

     3.7. Re-employment Before Break in Service. If an eligible Employee who has separated from service and who has satisfied the minimum age and service requirements for participation in this Plan, and who is otherwise entitled to participate in this Plan, returns to service after such Employee's Entry Date without incurring a Break in Service, such Employee shall commence participation immediately upon such return to service.

     3.8. Break in Service. Breaks in Service for eligibility purposes shall be determined as follows:

          3.8.1. Except as provided in sections 3.8.2 or 3.8.3, below, all of an Employee's Years of Service with the Employer or with an employer maintaining this Plan shall be taken into account in computing his Period of Service for eligibility purposes.

          3.8.2. A Former Participant who did not have a non- forfeitable right to any portion of his Employer-derived Accrued Benefit at the time of his termination of participation shall be considered a new Employee, for eligibility purposes, if the number of consecutive Breaks in Service equals or exceeds the greater of 5, or the aggregate number of Years of Service before such break. If such former participants years of service before

                                      III-2
his termination exceed the number of consecutive Breaks in Service after such termination, such Participant shall participate immediately upon his return to employment.

          3.8.3. A Former Participant, whether or not vested, shall be eligible to participate in the Plan immediately upon his re-employment, unless such Former Participant is re-employed in a category of excluded Employees, as set forth in section 3.1 above.

     3.9. Employees Who Lose or Gain Eligible Status. In the event a Participant becomes ineligible to participate because he is no longer a member of an eligible class of Employees, but has not incurred a One-Year Break in Service, such Employee shall participate immediately upon his return to an eligible class of Employees. Such affected Participant shall continue to be credited with vesting Years of Service even though the Participant may not be entitled to further accrual credit under this Plan. If such affected Participant does not incur a Break in Service, he shall re-enter as provided below in this section. If such Participant incurs a One-Year Break in Service, his eligibility to participate shall be determined pursuant to section 3.7. In the event an Employee who is not a member of the eligible class of Employees becomes a member of the eligible class, such Employee shall participate immediately if such Employee has satisfied the requirements of section 3.3 above and would have previously become a Participant had he been in the eligible class.

     3.10. Predecessor Employer. If the Employer maintains the Plan of a predecessor employer, service as a common law employee for such predecessor employer shall be treated as service for the Employer. If the predecessor employer was not a corporation, Years of Service shall not include service with the predecessor employer as a partner or sole proprietor. If the predecessor employer did not maintain a plan or maintained a plan that has been terminated, Years of Service under this Plan shall not include service with the predecessor employer.

     3.11. Owner-Employees. Notwithstanding anything herein to the contrary, no Owner-Employee may become a Participant initially, or remain a Participant, if such Owner-Employee, either alone or in conjunction with one or more other Owner-Employees:

          3.11.1. Controls an unincorporated trade or business other than the business of the Employer unless the employees of such other trade or business are included under a plan which meets the requirements of the Code and which provides contributions and benefits which are not less favorable than the contributions and benefits provided for Owner-Employees under this Plan; or

          3.11.2. Controls both the business of the Employer and one or more other unincorporated trades or businesses, unless plans are established with respect to such other trades or

                                      III-3
businesses, and such plans and this Plan, when coalesced, would form a single plan which meets the requirements of the Code; or

          3.11.3. If such Owner-Employee is covered under a plan of a trade or business, or under the plans of two or more trades or businesses which he does not control, and such individual controls a trade or business, unless the contributions and benefits of the employees under the plan of the trade or business which he does control are as favorable as those provided for him under the most favorable plan of the trade or business which he does not control.


                                      III-4

                                   ARTICLE 4.

                             EMPLOYER CONTRIBUTIONS

     4.1. Determining Employer's Contributions. For each Plan Year, the Employer shall contribute to the Plan a discretionary amount. The Employer shall not be required to make such discretionary contributions in any specific Plan Year, whether or not there exists Net Income from which such contributions could be made. The Employer shall have sole discretion in determining whether such contributions shall be made and in what amount, without regard to whether or not the Employer has Net Income for a particular applicable period. Notwithstanding anything to the contrary in this section, the Employer shall contribute, in cash funds, such amounts and at such times, as may be required to provide the Trustee with sufficient funds to discharge any current obligations of the Trust under any Acquisition Loan.

     4.2. Payment of Contributions. All Employer Contributions shall be paid directly to the Trustee and may be made at any date or dates selected by the Employer within the time prescribed by law for the filing of the Employer's federal income tax return for such year, including any extensions of time obtained for filing the return. Any earnings or losses generated on Employer contributions made in advance of the deadline prescribed by law for making such contributions, shall be allocated to the Employer Contribution Accounts of the Participants together with the earnings or losses that are generated on the balance of the assets in the Trust.

     4.3. Exclusive Benefit; Refund of Contribution. All contributions made by the Employer are made for the exclusive benefit of the Participants and their Beneficiaries, and such contributions shall not be used for, nor diverted to, purposes other than for the exclusive benefit of the Participants and their Beneficiaries (including the costs of maintaining and administering the Plan and Trust). Notwithstanding the foregoing, amounts contributed to the Trust by the Employer may be refunded to the Employer under the following circumstances and subject to the following limitations:

          4.3.1. Employer Contributions are conditioned on the initial qualification of the Plan. If the Plan fails initially to satisfy the qualification requirements of section 401(a) of the Code and the Employer declines to amend the Plan to satisfy such qualification requirements, contributions made prior to the determination that the Plan has failed to qualify shall be returned to the Employer within one year of the date of denial of qualification, provided that the application for determination relating to initial qualification is filed by the due date of the Employer's return for the taxable year in which the Plan is adopted.

          4.3.2. If a contribution to the Fund in whole or in part is attributable to a good-faith mistake of fact or a good-faith mistake in determining the deductibility of the contribution under Code section 404 (for example, incorrect information as to the eligibility or Compensation of a Participant, or a mathematical error), then an amount shall be returned to the Employer equal to the excess of (1) the amount contributed over
(2) the amount which would have been contributed had there not occurred a mistake of fact or a mistake in determining the deduction. Earnings attributable to the excess contribution shall not be returned to the Employer, but losses attributable thereto shall reduce the amount to be so returned.

          4.3.3. The withdrawal of the amount attributable to the mistaken contribution shall be reduced appropriately if it would cause the balance of an individual account of a Participant to be reduced to less than the balance which would have been in the account had the mistaken amount not been contributed.

          4.3.4. Any contribution made by the Employer conditioned upon the deductibility of the contribution under Section 404 of the Code, shall be returned to the Employer within one year after a deduction for the contribution under Section 404 of the Code is disallowed by the Internal Revenue Service, but only to the extent disallowed. The return to the Employer of the amount involved shall be paid by the Trustee after demand by the Employer and shall be made within one year of the mistaken payment of the contribution or disallowance of the deduction, as the case may be. Notwithstanding any other provision of this paragraph, no refund shall be made to the Employer which is specifically chargeable to the Account(s) of any Participant(s) in excess of 100 percent of the amount in such Account(s) nor shall a refund be made by the Trustee of any funds otherwise subject to refund hereunder, which have been distributed to Participants and/or Beneficiaries. In the case that such distributions become refundable, the Employer shall have a claim directly against the distributees to the extent of the refund to which it is entitled.

          4.3.5. All refunds pursuant to this section shall be limited in amount, circumstances and timing to the provisions of section 403(c) of the Act, and no such refund shall be made if, solely on account of such refund, the Plan would cease to be a qualified plan pursuant to section 401(a) of the Code.

     4.4. Types of Contributions. Employer contributions may be made in cash or other property acceptable to the Trustee, including without limitation, Qualifying Employer Securities.

     4.5. Omission of Eligible Employee. If, in any Plan Year, any Employee who should have been included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution for the Plan Year has been made, the Employer shall make a subsequent contribution with respect to the omitted Employee in the amount which would have been contributed with respect to such Participant regardless of whether or not it is deductible in whole or in part in any Taxable Year under applicable provisions of the Code.

     4.6. Inclusion of Ineligible Employee. If, in any Plan Year, any individual who should not have been included as a Participant in the Plan is erroneously included and discovery of such incorrect inclusion is not made until after a contribution for the Plan Year has been made, the Employer shall not be entitled to recover the contribution made with respect to the ineligible individual regardless of whether or not a deduction is allowable with respect to such contribution. However, such contribution shall be used to reduce the Employer's contribution to the Plan with respect to the Plan Year or succeeding Plan Years in which such discovery occurs.

                                   ARTICLE 5.

                             LIMITATIONS ON BENEFITS


     5.1. (a) Annual Additions Limitations. Notwithstanding the provisions of sections 6.1 and 6.2 of this Plan, in no event shall the annual additions to a Participant's Employer Contribution Account for a Limitation Year exceed the lesser of twenty-five percent (25%) of such Participant's Compensation or the greater of Thirty Thousand Dollars ($30,000) or 25% of the deferred benefit maximum set forth in Section 415(b)(1), in effect for the Limitation Year, until such time as a greater amount may be allowed pursuant to section 415(d) of the Code as adjusted annually, effective as of January 1 of each calendar year and applicable with respect to Limitation Years ending with or within that calendar year, for increases in the cost of living, in accordance with regulations issued by the Secretary of the Treasury. The limitation above shall not apply to any contribution for medical benefits (within the meaning of section 401(h) or section 419A(f)(2) of the Code) which is otherwise treated as an annual addition under section 415(1)(1) or 419A(d)(2) of the Code. For the purposes hereof, the amounts contributed to any Defined Contribution Plan maintained by the Employer or a member of the Controlled Group or a member of an Affiliated Service Group shall be aggregated with contributions made by the Employer under this Plan for any Employee in computing his annual additions limitation. To the extent Defined Contribution Plans of a member of the Controlled Group or a member of an Affiliated Service Group are aggregated, any Compensation of an Employee from such member shall also be aggregated, subject to the limitations contained herein. Moreover, in no event shall the amount allocated to the Employer Contribution Account of any Participant be greater than the maximum amount allowed pursuant to section 415 of the Code with respect to combinations of plans without disqualification of any such plan.

          If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12-consecutive-month period, the maximum annual additions to a Participant's Account for the short Limitation Year shall not exceed the limitation above multiplied by the following fraction:

                  Number of Months in the Short Limitation Year
                                       12

          For the purposes of this section 5.1, the term "annual additions," as it applies to the Account of any Participant, shall mean the sum for any Limitation Year of:

               (1) Employer contributions allocated to his or her Employer Contribution Account;

               (2)  all Voluntary Employee contributions;

               (3) amounts allocated to separate medical accounts under Sections 415(l) and 419A(d)(2);

               (4) for an individual who controls over 50% of the interests of any Company comprising the Employer, all amounts allocated under annuity contracts for that individual which qualify under Code Section 403(b); and

               (5) Forfeitures (at their fair market value) reallocable to the Participant's Account.

               Unless otherwise defined by resolutions of the Board of Directors, the term "Limitation Year" shall mean and correspond to the Plan Year.

                    (b) Limitations Under Combination of Plans. If the Employer maintains both a Defined Contribution Plan and a Defined Benefit Plan qualifying under section 401(a) or 403(a) of the Code, the annual additions under the Defined Contribution Plan for any Participant, expressed as a Defined Contribution Plan fraction, and the annual benefit under the Defined Benefit Plan for any Participant, expressed as a Defined Benefit Plan fraction, shall not exceed 1.0, as provided in section 415 of the Code. For this purpose,

               (1) The Defined Benefit Plan fraction for any year is a fraction:

                    (A) the numerator of which is the projected annual benefit of the Participant under such Plan determined as of the close of such Plan Year, and

                    (B) the denominator of which is the lesser of 125% of the maximum dollar limit for that year or 140% of 100% of the average compensation of the Participant over his high three years.

               (2) The Defined Contribution Plan fraction for any year is a fraction:

                    (A) the numerator of which is the sum of the annual additions as of the close of a Plan Year, and

                    (B) the denominator of which is the lesser of 125% of the maximum dollar limit or 140% of 25% of Compensation for such year and all prior Years of Service; provided, however, that the annual additions for each Plan Year are subject to the limitations set forth in section 5.1(a) hereof.

          In the event the sum of the Defined Benefit Plan fraction and the Defined Contribution Plan fraction exceeds 1.0 in any Plan Year, the Defined Contribution Plan fraction shall be reduced, and, if required, the accruals under the Defined Benefit Plan shall be frozen until such time as the 1.0 limitation is no longer exceeded.

          If the Employee was a Participant as of the end of the first day of the first limitation year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last limitation year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the section 415 limitation applicable to the first limitation year beginning on or after January 1, 1987.

          (c) Excess Annual Additions. If the annual additions limitation described in this Article V is exceeded for any Plan Year, first, any voluntary contribution in the Plan Year shall be returned to the Participant whose annual additions limitation was exceeded. Second, the excess, if any, consisting of Forfeitures, shall be reallocated to the other eligible Participants who received an allocation of the Employer's contribution under section 6.1 of this Plan in proportion to the ratio which each such Participant's total compensation for the applicable Plan Year bears to the total compensation paid to all such Participants for the applicable Plan Year. If the annual additions limitation is still exceeded after the above steps, then the excess, consisting of Forfeitures, shall be held in a suspense account. This process shall be repeated each Plan Year until the suspense account is exhausted. Upon termination of this Plan, the balance in such suspense account shall revert to the Employer.

     5.2. Definition of Compensation for Purposes of Section 415 of the Code. For purposes of applying the limitations of Code section 415, the term "Compensation" shall have the following meaning:

          (a) Compensation includes the Participant's wages, salaries, fees for professional service and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining this Plan, to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salesmen, compensation for service on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements and allowances).

          (b) Compensation does not include such items as contributions made by the Employer to a plan of deferred compensation to the extent that, before the application of the Code section 415 limitations to that plan, the contributions are not includable in the gross income of the Employee for the Taxable Year in which contributed. In addition, Employer contributions made on behalf of an Employee to a simplified employee pension described in Code section 408(k) are not considered as Compensation for the Taxable Year in which contributed to the extent such contributions are deductible by the Employee under Code section 219(b)(7). Additionally, any distributions from a plan of deferred compensation are not considered as Compensation for section 415 purposes, regardless of whether such amounts are includable in the gross income of the Employee when distributed. However, any amounts received by an Employee pursuant to an unfunded non-qualified plan may be considered as Compensation for Code section 415 purposes in the year such amounts are includable in the gross income of the Employee.

                                   ARTICLE 6.

                   ALLOCATION OF CONTRIBUTIONS AND FORFEITURES


     6.1. Employer Contributions. Employer contributions shall be allocated among the Participants, as follows:

          6.1.1. As of each Anniversary Date, Employer contributions for the current Plan Year shall be allocated only to the Employer Contribution Account of each Active Participant in the ratio that each Active Participant's Compensation for such Plan Year bears to the total Compensation of all Active Participants for such Plan Year. Unless otherwise provided in Article XX below, in applying the Plan's allocation formula, the term "Compensation" shall only include Compensation of an Employee during the portion of the Plan Year in which such Employee is an Active Participant, and such term shall further exclude Compensation of an Employee which is not for performing services for the Employer, such as severance benefits. Notwithstanding the preceding sentences, each Participant who is employed on the last day of the Plan Year shall receive an allocation for such Participant's initial Plan Year of participation, even if such Participant would otherwise not be treated as an Active Participant under the Plan. The Employer may, in its discretion, make contributions to the Plan with respect to a Plan Year at various intervals during the Plan Year, but such contributions shall only be allocated to the Participants as of the Anniversary Date.

          6.1.2. Any Participant who was on an Excused Absence, retired after attaining the Early or Normal Retirement Age, suffered a Disability or died during the Plan Year shall be deemed an Active Participant with respect to such Plan Year (unless, in the case of an Excused Absence, the Participant's employment has terminated) for purposes of this section and also for purposes of section 4.1, and such Participant shall share in the allocation on the basis of actual Compensation with respect to such Plan Year. Otherwise, any Participant who (a) fails to earn 1,000 Hours of Service in the Plan Year, or (b) was not in the employ of the Employer or a member of a Controlled Group at the end of a Plan Year (regardless of the number of Hours of Service completed during such Plan Year) shall not be Active Participants and shall not share in the Employer contribution or forfeitures made with respect to the Employer's Fiscal Year ending with or within such Plan Year. Any Participant who remained in the employ of the Employer or a member of a Controlled Group or Affiliated Service Group or any other entity required to be aggregated with the Employer pursuant to sections 414(n) or 414(o) and the regulations thereunder, through the end of the Plan Year, but who changed from an eligible to ineligible classification during the Plan Year shall be deemed an Active Participant for such Plan Year, but only with respect to his Compensation while in an eligible status; provided, however, that any Participant who changed from an ineligible classification to an eligible classification shall be considered an Active Participant only with respect to his Compensation while in the eligible status.

          6.1.3. Notwithstanding anything to the contrary, for Plan Years beginning after December 31, 1989, if this is a Plan that would otherwise fail to meet the requirements of Code Sections 401(a)(26), 410(b)(1) or 410(b)(2)(A)(i) and the Regulations thereunder because Employer contributions have not been allocated to a sufficient number or percentage of Participants for a Plan Year, then the following rule shall apply:

               6.1.3.1. The group of Participants eligible to share in the Employer's contribution and Forfeitures for the Plan Year shall be expanded to include the minimum number of Participants who would not otherwise be eligible as are necessary to satisfy the applicable test specified above. The specified Participants who shall become eligible under the terms of this paragraph shall be those who are actively employed on the last day of the Plan Year and, when compared to similarly situated Participants, have completed the greatest number of Hours of Service in the Plan Year.

               6.1.3.2. If after application of immediately preceding paragraph above the applicable test is still not satisfied, then the group of Participants eligible to share in the Employer's contribution and Forfeitures for the Plan Year shall be further expanded to include the minimum number of Participants who are not actively employed on the last day of the Plan Year as are necessary to satisfy the applicable test. The specified Participants who shall become eligible to share shall be those Participants, when compared to similarly situated Participants, who have completed the greatest number of Hours of Service in the Plan Year before terminating employment.

          6.1.4. Nothing in this Section shall permit the reduction of a Participant's accrued benefit. Therefore, any amounts that have previously been allocated to Participants may not be reallocated to satisfy these requirements. In such event, the Employer shall make an additional contribution equal to the amount such affected Participants would have received had they been included in the allocations, even if it exceeds the amount which would be deductible under section 404 of the Code. Any adjustment to the allocations pursuant to this paragraph shall be considered a retroactive amendment adopted by the last day of the Plan Year.

     6.2. Forfeitures. Forfeitures shall be allocated as additional Employer contributions pursuant to the provisions of sections 4.1 and 6.1 hereof. The amount of such Forfeiture shall be the non-vested portion of a Participant's Employer Contribution Account. This means that the vested and non-vested portions of a Participant's Employer Contribution Account shall be maintained for his benefit, sharing in Trust Fund earnings, and realized and unrealized gains and losses, unless his Account is segregated pursuant to section 16.12, until such time as the non-vested portion of his Employer Contribution Account has been forfeited, which Forfeiture shall then be reallocated pursuant to section 6.1. In no event shall Forfeitures resulting from contributions of an Adopting Employer be allocated for the benefit of another Adopting Employer.

     6.3. Release of Financed Securities. Shares of Financed Securities which are released during a Plan Year, shall be allocated to the accounts of the Active Participants in the same manner as Employer Contributions would be allocated for such Plan Year under section 6.1 above.

     6.4. Limitation on Allocations. No portion of the assets of the Plan attributable to (or allocable in lieu of) Qualifying Employer Securities acquired by the Trust after October 22, 1986 in a sale to which section 1042 of the Code applies, shall accrue (or be allocated, directly or indirectly, under any other tax-qualified plan maintained by the Employer):

          6.4.1. During the nonallocation period, for the benefit of any person who made an election under section 1042(a) of the Code with respect o Qualifying Employer Securities, or any individual who is related to such person within the meaning of section 267(b) of the Code, other than individuals described in section 6.4.3 below.

          6.4.2. For the benefit of any other person who owns (after application of section 318(a) of the Code without regard to paragraph (2)(B)(i) thereof) more than 25% of (a) any class of outstanding stock of the Employer or of any corporation which is a member of the same controlled group of corporations (within the meaning of section 4091(l) of the Code) as the Employer, or (b) the total value of any class of outstanding stock of the Employer or such other corporation.

          6.4.3. The limitation described in section 6.4.1 above shall not apply to an individual if such individual is a lineal descendant of the person who made the election under section 1042 of the Code, and the aggregate amount allocated to the benefit of all such lineal descendants during the nonallocation period does not exceed more than 5% of the Qualifying Employer Securities (or amounts allocated in lieu thereof) held by the Plan which is attributable to a sale to the Plan by any person related to such descendants (within the meaning of section 267(c)(4) of the Code) in transactions to which section 1042 of the Code applied.

          6.4.4. A person shall be treated as failing to met the ownership limitations of section 6.4.2 above if such person fails such limitation at any time during the one-year period ending on the date of sale of Qualifying Employer Securities to the Plan, or on the date as of which shares of Qualifying Employer Securities are allocated to Participants.

          6.4.5. For the purposes of this section 6.4, the term "nonallocation period" means the period beginning on the date of a sale described in section
6.4.1 above, and ending on (a) the date which is 10 years after the date of such sale, or (b) the date of the allocation attributable to the final payment of any Acquisition Loan received in connection with such sale.

                                   ARTICLE 7.

            CONTRIBUTIONS BY PARTICIPANTS AND ROLLOVER CONTRIBUTIONS

     7.1. No Mandatory or Voluntary Contributions. No contributions shall be required of or permitted by any Participant under this Plan.

     7.2. No Rollover Contributions. Except as otherwise provided in Article 21 below, no rollover contributions or plan-to-plan transfers shall be permitted under this Plan.


                                      VII-1

                                   ARTICLE 8.

                      VESTING AND TERMINATION OF EMPLOYMENT


     8.1. Vesting of Interests. A Participant's vested and non-forfeitable interest in such Participant's Employer Contribution Account shall be determined at the time such Participant terminates employment. All managerial and administrative employees of Manufacturing Services, Inc. who have been Participants in this Plan and who, as of December 31, 1990, are still employed by Manufacturing Services, Inc. ("MSI"), and have remaining account balances as of such date, shall be fully vested in such account balances. Any managerial or administrative employees of MSI who are not employed by MSI as of December 31, 1990 shall have their vested interest, if any, determined under the schedule set forth in this section. Effective for Plan Years beginning on or after January 1, 1992, if an Employee has at least 501 Hours of Service in the Plan Year for which such Employee first becomes eligible to be a Participant, then such Employee shall be credited with one Year of Service for vesting purposes. Except as provided in the previous sentence, a Year of Service for vesting purposes shall otherwise mean a Plan Year in which a Participant is credited with at least 1,000 Hours of Service. If the employment of any Participant is terminated for any cause other than death, Disability or attainment of the Normal Retirement Age, then such Participant shall have vested rights in accordance with the following schedule:

         NUMBER OF YEARS                                VESTED PORTION
         OF CREDITED SERVICE                            OF ACCRUED BENEFIT
         -------------------                            ------------------
         Less than 5 years                                    None
         5 years or more                                      100%

     8.2. Application of Forfeitures. The non-vested portion of a Participant's Employer Contribution Account shall be forfeited at the earlier of (a) time such Participant receives a "Qualified Cash Out" pursuant to section 8.3 below, or
(b) the end of the Plan Year following the Plan Year in which such Participant has incurred 5 consecutive one year Breaks in Service. Notwithstanding the preceding sentence, if a Participant terminates employment without being vested with respect to any portion of his Employer Contribution Account, then such Participant's Employer Contribution Account Balance shall be deemed forfeited as of the end of the Plan Year in which occurs the date of such termination of employment.

     8.3. "Cash Outs." Cash Outs of accrued non-forfeitable benefits to Participants, shall be considered Qualified Cash Outs under the following conditions:

          8.3.1. Involuntary. Upon entitlement, a Participant shall receive a lump sum distribution provided such distribution:


                                     VIII-1

          (1) represents the present value of his entire non-forfeitable benefit; and

          (2) represents an amount, that portion of which is attributable to the present value of the Employer-derived Accrued Benefit and is not in excess of Three Thousand Five Hundred ($3,500)(and at the time of any prior distribution has never exceeded $3,500); and

          (3)  is made due to his termination of participation in the Plan.

          No Cash Out of any benefits may be made under this Plan where the present value of the Accrued Benefit (taking into consideration benefits derived from both Employer and Employee Contributions) is in excess of the amount specified in subparagraph (2) above without the consent of the Participant and, if applicable, the Participant's spouse.

         A distribution shall be deemed to have been made due to the termination of an Employee's participation in the Plan if it is made no later than the close of the second Plan Year following the Plan Year in which such termination occurs.

         Service after the distribution is disregarded for purposes of determining the non-forfeitable benefit.

         For purposes of this section, if the value of a Participant's vested account balance is zero, there shall be a deemed Cash-Out of his vested account balance as of the date of his termination of employment. A Participant's vested account balance shall not include accumulated deductible employee contributions within the meaning of section 72(o)(5)(B) of the Code for plan years beginning prior to January 1, 1989.

          8.3.2. Voluntary. Upon entitlement, a Participant may receive a lump sum distribution provided such distribution:

               (1) represents the present value of his entire non-forfeitable benefit;

               (2)  has been elected by the Participant; and

               (3)  is made on termination of his participation in the Plan.

          A distribution shall be deemed to have been made on termination of participation in the Plan if it is made no later than the close of the second Plan Year following the Plan Year in which such termination occurs.

          Service after the distribution is disregarded for purposes of determining the non-forfeitable benefit.


                                     VIII-2

          In the case of a voluntary distribution which is less than the present value of the Participant's total non-forfeitable benefit immediately prior to distribution, the Accrued Benefit not taken into account in computing the Accrued Benefit under the Plan is the total Accrued Benefit multiplied by a fraction, the numerator of which is the amount of the distribution and the denominator of which is the present value of his total non-forfeitable benefit immediately prior to such distribution.

          Notwithstanding subparagraphs (a) and (b) above, if a Participant's non-forfeitable Accrued Benefit is paid in the form of an annuity pursuant to section 11.2, such benefit cannot be cashed out after the Annuity Starting Date without the written consent of the Participant and his spouse.

          No distribution shall be made under this section, unless the Participant and the Participant's spouse (or where the Participant or the spouse has died, the survivor) consent to any distribution of such account balance. The consent of the Participant and the Participant's spouse shall be obtained in writing within the 90-day period ending on the annuity starting date. The annuity starting date is the first day of the first period for which an amount is paid as an annuity or in any other form. The Plan Administrator shall notify the Participant and the Participant's spouse of the right to defer any distribution until the Participant's account balance is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of section 417(a)(3), and shall be provided no less than 30 days and no more than 90 days prior to the annuity starting date.

          Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a qualified joint and survivor annuity while the account balance is immediately distributable. Furthermore, if payment in the form of a qualified joint and survivor annuity is not required with respect to the Participant pursuant to section 11.8(f) of the Plan, only the Participant need consent to the distribution of an account balance that is immediately distributable. Neither the consent of the Participant nor the Participant's spouse shall be required to the extent that a distribution is required to satisfy section 401(a)(9) or section 415 of the Code. In addition, upon termination of this Plan, if this Plan does not offer an annuity option (purchased from a commercial provider), the Participant's account balance may, without the Participant's consent, be distributed to the Participant or transferred to another defined contribution plan (other than an employee stock ownership plan as defined in section 4975(e)(7) of the Code) within the same controlled group.

          An account balance is immediately distributable if any part of the account balance could be distributed to the

                                     VIII-3

Participant (or surviving spouse) before the Participant attains (or would have attained if not deceased) the later of normal retirement age or age 62.

          For purposes of determining the applicability of the foregoing consent requirements to distributions made before the first day of the first plan year beginning after December 31, 1988, the Participant's vested account balance shall not include amounts attributable to accumulated deductible employee contributions within the meaning of section 72(o)(5)(B) of the Code.

     8.4. Restoration of Accrued Benefit Upon Repayment of Distribution and Non-Duplication of Benefits.

          8.4.1. In the event an Employee who received a distribution which was less than the present value of his Accrued Benefit resumes employment covered by this Plan prior to incurring a Break in Service, the Accrued Benefit above shall be restored upon repayment to the Plan of the full amount of the distribution as hereinafter provided. Such restoration shall be made notwithstanding the provisions of section 4.1 to the contrary. However, any Forfeitures which may be allocated shall be utilized first to restore the Accrued Benefit and then any additional Employer Contribution which may be required.

          8.4.2. For the purposes of this section, an Employee shall have received a distribution which is less than the present value of his Accrued Benefit if any portion of such benefit was forfeitable at the time of such distribution.

          8.4.3. In order to have the Accrued Benefit restored upon repayment to the Plan as hereinabove provided, the Employee must repay the full amount of his distribution on or before the earlier of five years after the first date on which the Participant is subsequently re-employed by the Employer, or the date the Participant incurs five consecutive One-Year Breaks in Service following the date of distribution. If an Employee is deemed to receive a distribution pursuant to this section, and the Employee resumes employment covered under this Plan before the date the Participant incurs five consecutive One-Year Breaks in Service, upon the reemployment of such Employee, the Employer- derived account balance of the Employee will be restored to the amount on the date of such deemed distribution. If the Plan is terminated before the latest date for repaying the full amount of a distribution to the Plan has occurred, the Participant's right to repay the amount of such distribution will be cut off as of the date of the termination of the Plan.

          8.4.4. The Employer-derived Accrued Benefit required to be restored by this section shall not be less than the amount in the Account Balance of the Employee, both the amount distributed and the amount forfeited, unadjusted by any subsequent gains or losses.


                                     VIII-4

          8.4.5. In the event the Employee does not make such election, his right to repayment and restoration of benefits shall cease, and his benefits shall be adjusted accordingly.

          8.4.6. Notwithstanding anything in this Plan to the contrary, there shall be no duplication of benefits allowed with respect to any period of service completed by any person.

          8.4.7. A Participant's right to have his Accrued Benefit restored by this section shall terminate as of the date of Plan termination or a Permanent Discontinuance of Employer Contributions.

     8.5. Certain Employers; Service Included in Determination of Non-Forfeitable Percentage. Service with a predecessor employer who maintained the Plan of the current Employer shall be treated as service with the current Employer. Service with an employer shall be treated as service with certain related employers. These related employers include members of an Affiliated Service Group (under section 414(m)), a Controlled Group of Corporations (under section 414(b)), or a group of trades or businesses under common control (under section 414(c)) of which the adopting employer is a member, and any other entity required to be aggregated with the Employer pursuant to section 414(o) and the regulations thereunder.

     8.6. Effect of Breaks in Service.

          8.6.1. In the case of any Employee who has incurred a Break in Service, Years of Service completed before such break shall not be taken into account until the Employee has completed one Year of Service after his return to service.

          8.6.2. In the case of a Participant who has five or more consecutive One-Year Breaks in Service, all service after such Breaks in Service will be disregarded for the purpose of vesting the Employer-derived account balance that accrued before such Breaks in Service. Such Participant's pre-break service will count in vesting the post-break Employer-derived account balance only if either:
(i) such Participant has any non- forfeitable interest in the account balance attributable to Employer contributions at the time of separation from service; or (ii) upon returning to service, the number of consecutive One-Year Breaks in Service is less than the number of Years of Service.

          8.6.3. Separate accounts will be maintained for the Participant's pre-break and post-break Employer-derived account balance. Both accounts will share in the earnings and losses of the fund.

          8.7. Crediting of Years of Service. Except as otherwise provided in this Article 8, all Years of Service shall be taken into account for purposes of determining the non-forfeitable percentage of the Participant's right to Employer-derived Accrued

                                     VIII-5

Benefits. In the case of any Participant who was employed by IRT Corporation, a Delaware corporation, as of September 10, 1988, such Participant shall be credited with all years of service with IRT Corporation in determining such Participant's vested interest in the Plan.

     8.8. Accrued Benefit Rules. If a Participant receives a distribution before incurring five consecutive One-Year Breaks in Service and his account is not 100 percent vested at the time of the distribution, unless the Participant has received a qualified "Cash Out," the unvested amount shall be retained in the Participant's account until he has incurred five consecutive One-Year Breaks in Service, at which time the amount shall be allocated as a Forfeiture. If the Participant again becomes an Employee before incurring five consecutive One-Year Breaks in Service, a separate account shall be established for the amount retained in the account. On a subsequent distribution of the previously unvested amount, the vested amount then available for distribution from the separate account shall be an amount ("X") determined by the formula: X = P (AB + (R x D))
- (R x D). For purposes of applying the formula, "P" is the vested percentage at the time of distribution, "AB" is the account balance of the separate account at the time of distribution, "D" is the amount of the prior distribution and "R" is the ratio of the account balance immediately after the prior distribution.

     8.9. Amendment of Vesting Schedule. If the Plan's vesting schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage or if the Plan is deemed amended by an automatic change to or from a top-heavy vesting schedule, each Participant with at least three Years of Service with the Employer may elect, within a reasonable period after the adoption of the amendment or change, to have the nonforfeitable percentage computed under the Plan without regard to such amendment or change. For Participants who do not have at least one Hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "five Years of Service" for "three Years of Service" where such language appears. The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

          (a)  60 days after the amendment is adopted;

          (b)  60 days after the amendment becomes effective; or

          (c) 60 days after the Participant is issued written notice of the amendment by the Employer or Plan Administrator.

     8.10. Amendments Affecting Vested and/or Accrued Benefits. No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit. Notwithstanding the preceding sentence, a Participant's account balance may be reduced to the extent permitted under section

                                     VIII-6

412(c)(8) of the Code. For purposes of this paragraph, a Plan amendment which has the effect of decreasing a Participant's account balance or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule of a Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's Employer-derived accrued benefit will not be less than the percentage computed under the Plan without regard to such amendment.


                                     VIII-7

                                    ARTICLE 9.

                                  DEATH BENEFIT


     9.1. Pre-Retirement Death Benefit. In the event of the death of an Active Participant prior to the commencement of benefit payments, such deceased Participant's Accrued Benefit shall be one hundred percent (100%) vested.

     9.2. Post-Retirement Death Benefit. In the event of the death of a Retired Participant whose benefits are in a "pay status," or of a Vested Participant, the death benefit shall be one hundred percent (100%) of the undistributed balance of such deceased Participant's Accrued Benefit, if any.

     9.3. Action to be Taken on Death. Upon the death of a Participant, or of a terminated or retired Participant for whom benefits are still held hereunder by the Trustee, the Employer shall notify the Plan Administrator. The Plan Administrator shall cooperate with the Beneficiary of such deceased Participant so that such Beneficiary may receive the benefits so held by the Trustee for such deceased Participant and shall suitably direct the Trustee as to the action to be taken by it hereunder.

     9.4. Exception for Certain Death Benefits. Upon the death of any retired Participant who, at the time of his death, is receiving benefits pursuant to a contract, policy, program or arrangement having a refund feature, period certain installments, survivor's benefits or other similar provisions, there shall be paid such continuing installments or death benefits as are provided pursuant to such contract, policy, program or arrangement. A Beneficiary of a Participant who dies on or after his Normal Retirement Date while still employed by the Employer or who terminates employment on or after his Normal Retirement Date (or the Early Retirement Age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits shall receive payments under this Plan as provided in
Article 11.

     9.5. Designation of Beneficiary and Form of Benefit Payment.

          (a) Each Participant, subject to Section 9.5(b) shall have the right at any time to give written instructions to the Plan Administrator designating primary and contingent Beneficiaries to receive any benefit provided by the Plan or changing a Beneficiary designation. The Participant may also give written instructions as to the method of payment of benefits to his Beneficiary (such instructions will be followed to the extent Sections 11.2, 11.3, 11.8 and 11.9 are not violated, and to the extent that the Beneficiary does not select another method of payment of benefits pursuant to Section 11.7 of the Plan). Upon receipt of such written instructions from the Participant, the Plan Administrator shall take steps necessary to effectuate such designation or change of Beneficiary. A Participant's Beneficiary designation shall not be effective over the Participant's spouse's community property interest in the Plan unless the Participant's spouse consents or consented to such designation.

          (b) Notwithstanding the foregoing, a Participant's Beneficiary must be his surviving spouse unless the spouse consents in writing to the selection of another person as Beneficiary. The spouse's written consent shall be obtained in accordance with Section 11.8(d)(3) of the Plan. If spousal consent is required and not obtained, the Participant shall be deemed to have designated his spouse as Beneficiary.

          (c) The Participant may designate a person other than his spouse as Beneficiary without such written consent only if:

               (i) the Participant established to the satisfaction of the Plan Administrator that he or she has no spouse; or

               (ii) the Participant's spouse cannot be located; or

               (iii) because of other circumstances under which no spousal consent is required in accordance with applicable Treasury or Department of Labor Regulations.

          (d) In the event that the Participant fails to designate a Beneficiary to receive a benefit that becomes payable pursuant to the provisions of this Article, or in the event that the Participant is predeceased by all designated primary and contingent Beneficiaries, the death benefit shall be payable to the following classes of takers, each class to take to the exclusion of all subsequent classes, and all members of each class to share equally:

               (i)  surviving spouse;

               (ii) lineal descendants (including adopted children) by right of representation;

               (iii) surviving parents; and

               (iv) Participant's estate.

          (e) Any designation or change shall become effective as of the date received by the Plan Administrator and must be received by the Plan Administrator prior to the Participant's death to be effective.

          (f) Failure to complete and file a Beneficiary designation does not prevent an Employee from being a Participant.

     9.6. Deferred Payment of Death Benefit. If any payment becomes payable to a Beneficiary under this Article, the Plan Administrator may, at its discretion, delay such payment for at least two years from the date of death so as to provide time for the Beneficiaries to consult with the Plan Administrator regarding alternative methods of distribution of the Participant's death benefit; provided, however, that no such deferral may be made unless it is in accordance with section 11.3 of this Plan and section 401(a)(9) of the Code.

                                   ARTICLE 10.

                   RETIREMENT BENEFITS AND DISABILITY BENEFITS


     10.1. Normal Retirement Benefit. The Normal Retirement Benefit with respect to any Participant retiring at his Normal Retirement Age shall be equal to 100 percent of such Participant's Accrued Benefit.

     10.2. Early Retirement Benefit. The Early Retirement Benefit with respect to any Participant retiring at his Early Retirement Age shall be equal to 100 percent of such Participant's Accrued Benefit.

     10.3. Deferred Retirement Benefit. The Deferred Retirement Benefit with respect to any Participant retiring after such Participant's Normal Retirement Date shall be equal to 100 percent of such Participant's Accrued Benefit.

     10.4. Disability Benefit. The Disability Benefit shall be payable with respect to any Participant who has suffered a Disability as defined in Article 2 of this Plan, and who is separated from service with the Employer by reason of such Disability, and shall be equal to 100 percent of such Participant's Accrued Benefit.

                                   ARTICLE 11.

                   METHOD AND TIMING OF BENEFIT DISTRIBUTIONS


     11.1. Method of Distribution of Vested Benefits. When a Participant (i) separates from service or (ii) incurs a Break in Service and has previously separated from service, or (iii) attains Normal Retirement Age or more and separates from service, or (iv) becomes disabled, or (v) with respect to such Participant, the latest date for distribution of benefits occurs pursuant to section 11.9 and no valid election has been made to postpone such date, or (vi) with respect to such Participant, he must begin to receive distributions from the Plan because it is such Participant's first Distribution Calendar Year, whichever is applicable (herein called "Termination Date"), or (vii) attains age 59-1/2 but has not separated from service, the Plan Administrator and/or the Trustee shall, after receipt of such notice from the Employer or Plan Administrator, determine the Participant's vested Accrued Benefit. His vested Accrued Benefit shall be distributed to him in cash or in kind, or any combination thereof, as determined by the Participant in one of the following methods of payment:

          (a)  A single lump sum payment;

          (b) Payment over one of the following periods (or combination thereof):

               (i) A period certain not extending beyond the Life Expectancy of the Participant; or

               (ii) A period certain not extending beyond the joint and last-survivor expectancy of the Participant and a Designated Beneficiary.

     11.2. Determination of Amount to be Distributed each Year. If the Participant's interest is to be distributed in other than a single lump-sum payment, the following minimum distribution rules shall apply on or after the Required Beginning Date:

          (a)  Individual Account.

               (i) If a Participant's Benefit is to be distributed over (1) a period not extending beyond the Life Expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's Designated Beneficiary, or (2) a period not extending beyond the Life Expectancy of the Designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first Distribution Calendar Year, must at least equal the quotient obtained by dividing the Participant's Benefit by the Applicable Life Expectancy.

               (ii) For calendar years beginning before January 1, 1989, if the Participant's spouse is not the Designated Beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the Life Expectancy of the Participant.

               (iii) For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first Distribution Calendar Year shall not be less than the quotient obtained by dividing the Life Expectancy, or (2) if the Participant's spouse is not the Designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of section 1.401(a)(9)-2 of the proposed regulations. Distributions after the death of the Participant shall be distributed using the Applicable Life Expectancy in section 11.2(a)(i) above as the relevant divisor without regard to Proposed Regulations section 1.401(a)(9)-2.

               (iv) The minimum distribution required for the Participant's first Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Employee's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

          (b)  Other Forms.

               (i) If the Participant's Benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of section 401(a)(9) of the Code and the proposed or final regulations thereunder.

     11.3. Death Distribution Provisions.

          (a) Distribution Beginning Before Death. If the Participant dies after distribution of his or her interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

          (b) Distribution Beginning After Death. If the Participant dies before distribution of his or her interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death, except to the extent that an election is made to receive distributions in accordance with (i) or (ii) below:

               (i) If any portion of the Participant's interest is payable to a Designated Beneficiary, distributions may be made over the life or over a period certain not greater than the Life Expectancy of the Designated Beneficiary commencing on or before

December 31 of the calendar year immediately following the calendar year in which the Participant died;

               (ii) If the Designated Beneficiary is the Participant's surviving spouse, the date distributions are required to begin in accordance with (i) above, shall not be earlier than the later of (1) December 31 of the calendar year immediately following the calendar year in which the Participant died, and
(2) December 31 of the calendar year in which the Participant would have attained age 70-1/2.

          If the Participant has not made an election pursuant to this Section 11.3(b) by the time of his or her death, the Participant's Designated Beneficiary must elect the method of distribution no later than the earlier of
(1) December 31 of the calendar year in which distributions would be required to begin under this section, or (2) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

          (c) For purposes of section 11.3(b) above, if the surviving spouse dies after the Participant, but before payments to such spouse begin, the provisions of section 11.3, with the exception of paragraph (ii) therein, shall be applied as if the surviving spouse were the Participant.

          (d) For purposes of this section 11.3, any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

          (e) For the purposes of this section 11.3, distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date (or, if Section 11.3(c) above is applicable, the date distribution is required to begin to the surviving spouse pursuant to Section 11.3(b) above). If distribution in the form of an annuity irrevocably commences to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

     11.4. Definitions. The following definitions shall apply for purposes of this Article:

          (a) Applicable Life Expectancy. The Life Expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or Designated Beneficiary) as of the Participant's (or Designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date Life Expectancy was first calculated. If Life Expectancy is being recalculated, the

Applicable Life Expectancy shall be the Life Expectancy as so recalculated. The applicable calendar year shall be the first Distribution Calendar Year, and if Life Expectancy is being recalculated such succeeding calendar year.

          (b) Designated Beneficiary. The individual who is designated as the Beneficiary under the Plan in accordance with section 401(a)(9) and the proposed regulations thereunder.

          (c) Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to section 11.3 above.

          (d) Life Expectancy. Life Expectancy and joint and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of section 1.72-9 of the income tax regulations.

          Unless otherwise elected by the Participant (or spouse, in the case of distributions described in Section 11.3(b)(ii) above) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or spouse) and shall apply to all subsequent years. The Life Expectancy of a nonspouse Beneficiary may not be recalculated.

          (e)  Participant's Benefit.

               (i) The account balance as of the last valuation date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.

               (ii) Exception for second Distribution Calendar Year. For purposes of paragraph (i) above, if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

          (f)      Required Beginning Date.

                          (i)     General rule.  The Required Beginning Date of
a Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age 70-1/2.

                          (ii)  Transitional Rules.  The Required Beginning
Date of a Participant who attains age 70-1/2 before January 1, 1988, shall be determined in accordance with (1) or (2) below:

                                  (1)      Non-5-percent owners.  The Required
Beginning Date of a Participant who is not a 5-percent owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70-1/2 occurs.

                                  (2)      5-percent owners.  The Required
Beginning Date of a Participant who is a 5-percent owner during any year beginning after December 31, 1979, is the first day of April following the later of:

                                        (A)  the calendar year in which the
Participant attains age 70-1/2, or

                                        (B)  the earlier of the calendar year
with or within which ends the Plan Year in which the Participant becomes a 5-percent owner, or the calendar year in which the Participant retires.

The Required Beginning Date of a Participant who is not a 5-percent owner who attains age 70-1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

                          (iii)  5-percent owner.  A Participant is treated as
a 5-percent owner for purposes of this section if such Participant is a 5-percent owner as defined in section 416(i) of the Code (determined in accordance with section 416, but without regard to whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66-1/2 or any subsequent Plan Year.

                          (iv)  Once distributions have begun to a 5-percent
owner under this section, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

         11.5.  Transitional Rule.

                 (a) Notwithstanding the other requirements of this article and subject to the requirements of Section 11.8, Joint and Survivor Annuity Requirements, distribution on behalf of any employee, including a 5-percent owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

                          (i)     The distribution by the trust is one which
would not have disqualified such trust under section 401(a)(9) of the Internal Revenue Code as in effect prior to amendment by the Deficit Reduction Act of 1984.

                          (ii)  The distribution is in accordance with a method
of distribution designated by the Employee whose interest in the trust is being distributed or, if the Employee is deceased, by a Beneficiary of such Employee.

                          (iii)  Such designation was in writing, was signed by
the Employee or the Beneficiary, and was made before January 1, 1984.

                          (iv)  The Employee has accrued a benefit under the
Plan as of December 31, 1983.

                          (v)  The method of distribution designated by the
Employee or the Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Employee's death, the Beneficiaries of the Employee listed in order of priority.

                 (b) A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the employee.

                 (c) For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Employee, or the Beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in subsections (a) and (e).

                 (d) If a designation is revoked, any subsequent distribution must satisfy the requirements of section 401(a)(9) of the Code and the proposed regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the Trust must distribute by the end of the calendar year following the calendar year in which the revocation occurs, the total amount not yet distributed which would have been required to have been distributed to satisfy section 401(a)(9) of the Code and the proposed regulations thereunder, but for the section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in section 1.401(a)(9)-2 of the proposed regulations. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 shall apply.

         11.6. Changing Method of Distributions. Notwithstanding that periodic distributions may have commenced pursuant to the provisions of this section, the Participant may, upon written notice to the Plan Administrator, change the amount of periodic distributions to any amount up to the whole amount; provided, however, that in all events the distributions during the Taxable Year of the payee may not be less than the minimum distribution required above under this section. Distributions shall not be made more frequently than once a month. The Plan Administrator shall implement such change no later than six months following the date on which the written notice to change is received by the Plan Administrator.

         11.7. Changing Method of Distributions After Death of Participant. Subject to the provisions of Section 11.3 of the Plan, if a Participant dies before receiving full payment of the benefits he is entitled to receive, the Plan Administrator may direct that the residual benefits be distributed to the Beneficiary or Beneficiaries in any of the methods described herein.

         When a Participant dies, the Plan Administrator shall pay the Participant's remaining vested Accrued Benefit to his Beneficiaries in a lump-sum or over one of the periods described in Section 11.1 above, as requested by his Beneficiaries.

         The Plan Administrator may, if the Participant does not have a segregated account, with the Participant's written consent, direct the Trustee to segregate the amount of the Participant's interest and invest the same in a federally insured bank or savings and loan association savings account.

         11.8. Joint and Survivor Annuity and Pre-Retirement Survivor Annuity Requirements.

                 (a) Except as provided in subsection 11.8(f) of this section, the provisions of subsections (b) and (c) below shall apply to any Participant who is credited with at least one Hour of Service with the Employer on or after August 23, 1984.

                 (b) Qualified joint and survivor annuity. Unless an optional form of benefit is selected pursuant to a qualified election within the 90-day period ending on the annuity starting date, a married Participant's vested account balance will be paid in the form of a qualified joint and survivor annuity and an unmarried Participant's vested account balance will be paid in the form of a life annuity. The Participant may elect to have such annuity distributed upon attainment of the earliest retirement age under the Plan.

                 (c) Qualified preretirement survivor annuity. Unless an optional form of benefit has been selected within the election period pursuant to a qualified election, if a Participant dies before the annuity starting date, then the Participant's vested account balance shall be applied toward the purchase of an annuity for the life of the surviving spouse. The surviving spouse may elect to have such annuity distributed within a reasonable period after the Participant's death. For the purpose of this paragraph, any security interest held by the Plan by reason of a loan outstanding to the Participant (as of the date of death) shall be taken into account in determining the amount of the qualified pre-retirement survivor annuity.

                 (d)      Definitions.

                          (1)     Election period:  The period which begins on
the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant's death. If a Participant separates from service prior to the first day of the Plan Year in which age 35 is attained, with respect to the account balance as of the date of separation, the election period shall begin on the date of separation.

                          Pre-age 35 waiver:  A Participant who will not yet
attain age 35 as of the end of any current Plan Year may make a special qualified election to waive the qualified preretirement survivor annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age 35. Such election shall not be valid unless the Participant receives a written explanation of the qualified preretirement survivor annuity in such terms as are comparable to the explanation required under section 5.1. Qualified preretirement survivor annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35. Any new waiver on or after such date shall be subject to the full requirements of this article.

                          (2)     Earliest retirement age:  The earliest date
on which, under the Plan, the Participant could elect to receive retirement benefits.

                          (3)     Qualified election:  A waiver of a qualified
joint and survivor annuity or a qualified preretirement survivor annuity. Any waiver of a qualified joint and survivor annuity or a qualified preretirement survivor annuity shall not be effective unless: (a) the Participant's spouse consents in writing to the election; (b) the election designates a specific Beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent); (c) the spouse's consent acknowledges the effect of the election; and (d) the spouse's consent is witnessed by a plan representative or notary public. Additionally, a Participant's waiver of the qualified joint and survivor annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of a plan representative that there is no spouse or that the spouse cannot be located, a waiver will be deemed a qualified election.

                          Any consent by a spouse obtained under this provision
(or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the Participant without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in section 5 below.

                          (4)     Qualified joint and survivor annuity:  An
annuity for the life of the Participant with a survivor annuity for the life of the spouse which is not less than 50 percent and not more than 100 percent of the amount of the annuity which is payable during the joint lives of the Participant and his spouse and which is the amount of benefit which can be purchased with the Participant's vested account balance. The percentage of the survivor annuity under the Plan shall be 50 percent which shall be considered the designated qualified joint and survivor annuity and automatic form of payment for purposes of this Plan. However, the Participant may elect to receive a smaller annuity benefit with continuation of payments to the spouse at a rate of seventy-five percent (75%) or one hundred percent (100%) of the rate payable to a Participant during his lifetime, which alternative joint and survivor annuity shall be equal in value to the automatic joint and 50% survivor annuity.

                          (5)     Spouse (surviving spouse):  The spouse or
surviving spouse of the Participant; provided that a former spouse will be treated as the spouse or surviving spouse and a current spouse will not be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in section 414(p) of the Code.

                          (6)     Annuity starting date:  The first day of the
first period for which an amount is paid as an annuity or any other form.

                          (7)     Vested account balance:  The aggregate value
of the Participant's vested account balance derived from employer and employee contributions (including rollovers), whether vested before or upon death, including the proceeds of insurance contracts, if any, on the Participant's life. The provisions of this article shall apply to a Participant who is vested in amounts attributable to employer contributions, employee contributions (or both) at the time of death or distribution.

                 (e)      Notice Requirements.

                          (1)     In the case of a qualified joint and survivor
annuity, the Plan Administrator shall, no less than 30 days and no more than 90 days prior to the annuity starting date, provide each Participant within a reasonable period prior to the commencement of benefits a written explanation of: (i) the terms and conditions of qualified joint and survivor annuity; (ii) the Participant's right to make and the effect of an election to waive the qualified joint and survivor annuity form of benefit; (iii) the rights of a Participant's spouse; and (iv) the right to make, and the effect of, a revocation of a previous election to waive the qualified joint and survivor annuity.

                          (2)     In the case of a qualified pre-retirement
survivor annuity as described in subparagraph 11.8(c) of this section, the Plan Administrator shall provide each Participant, within the applicable period for each Participant, a written explanation of the qualified pre-retirement survivor annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of section 11.8(e)(1) applicable to a qualified joint and survivor annuity. The applicable period for a Participant is whichever of the following periods ends last: (i) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35; (ii) a reasonable period ending after the individual becomes a Participant; (iii) a reasonable period ending after section 11.8(e)(3) ceases to apply to the Participant; (iv) a reasonable period ending after this article first applies to the Participant. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from service in the case of a Participant who separates from service before attaining age 35.

                          For purposes of applying the preceding paragraph, a
reasonable period ending after the enumerated events described in (ii), (iii) and (iv) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such a Participant thereafter returns to employment with the employer, the applicable period for such Participant shall be redetermined.

                          (3)     Notwithstanding the other requirements of
this section 11.8(e), the respective notices prescribed by this section need not be given to a Participant if (1) the Plan "fully subsidizes" the costs of a qualified joint and survivor annuity or qualified pre-retirement survivor annuity, and (2) the Plan does not allow the Participant to waive the qualified joint and survivor annuity or qualified preretirement survivor annuity and does not allow a married Participant to designate a nonspouse Beneficiary. For purposes of this section 11.8(e)(3), a plan fully subsidizes the costs of a benefit if no increase in cost, or decrease in benefits to the Participant may result from the Participant's failure to elect another benefit.

                 (f) Sections 11.8(b) and (c), concerning the requirement to provide a qualified joint and survivor annuity and qualified preretirement survivor annuity shall not apply if the following two conditions are met: (1) the Participant cannot or does not elect payments in the form of a life annuity, and (2) on the death of the Participant, the Participant's vested account balance will be paid to the Participant's surviving spouse, but if there is no surviving spouse, or if the surviving spouse has already consented in a manner conforming to a qualified election, then to the Participant's Designated Beneficiary. However, this section (f) shall not be operative with respect to the Participant if it is determined that this Profit Sharing Plan is a direct or indirect transferee of a Defined Benefit Plan, Money Purchase Pension Plan (including a target benefit plan), stock bonus or Profit Sharing Plan which would otherwise provide for a life annuity form of payment to the Participant.

                 (g)      Safe Harbor rules/stock ownership plan.

                          (1)     This section 11.8 shall apply to
distributions under this plan, including any distribution, made on or after the first day of the first Plan Year beginning after December 31, 1988, from or under a separate account attributable solely to accumulated deductible employee contributions, as defined in section 72(o)(5)(B) of the Code, and maintained on behalf of a Participant in a money purchase pension plan (including a target benefit plan) if the following conditions are satisfied: (i) the Participant does not or cannot elect payments in the form of a life annuity; and (2) on the death of a Participant, the Participant's vested account balance will be paid to the Participant's surviving spouse, but if there is no surviving spouse, or if the surviving spouse has consented in a manner conforming to a qualified election, then to the Participant's Designated Beneficiary. The surviving spouse may elect to have distribution of the vested account balance in a lump sum commencing within the 90-day period following the date of the Participant's death. The account balance shall be adjusted for gains or losses occurring after the Participant's death in accordance with the provisions of the Plan governing the adjustment of account balances for other types of distributions. This section 11.8(g) shall not be operative with respect to a Participant in this plan if the plan is a direct or indirect transferee of a defined benefit plan, money purchase plan, a target benefit plan, stock bonus, or profit sharing plan which is subject to the survivor annuity requirements of section 401(a)(11) and section 417 of the Code. If this section 11.8(g) is operative, then the provisions of this Article, other than sections 11.8(f), (g) and (h), shall be inoperative.

                          (2)     The Participant may waive the spousal death
benefit described in this section at any time provided that no such waiver shall be effective unless it satisfies the conditions of section 11.8(d)(3) (other than the notification requirement referred to therein) that would apply to the Participant's waiver of the qualified preretirement survivor annuity.

                          (3)     For purposes of this section (g), vested
account balances shall mean, in the case of a money purchase pension plan or a target benefit plan, the Participant's separate account balances attributable solely to accumulated deductible employee contributions within the meaning of section 72(o)(5)(B) of the Code. In the case of a profit sharing plan, vested account balance shall have the same meaning as provided in section 11.8(d)(7).

                 (h)      Transitional Rules.

                          (1)     Any living Participant not receiving benefits
on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous sections of this article, must be given the opportunity to elect to have the prior sections of this article apply, if such participant is credited with at least one Hour of Service under this Plan or a predecessor plan in a Plan Year beginning on or after January 1, 1976, and such Participant had at least 10 years of vesting service when he or she separated from service.

                          (2)     Any living Participant not receiving benefits
on August 23, 1984, who was credited with at least one hour of service under this Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with section 11.8(h) of this article.

                          (3)     The respective opportunities to elect (as
described in sections 11.8(h)(1) and 11.8(h)(2) above) must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said Participants.

                          (4)     Any Participant who has elected pursuant to
section 11.8(h)(2) of this article and, any Participant who does not elect under section 11.8(h)(1), or who meets the requirements of section 11.8(h)(1), except that such Participant does not have at least 10 years of vesting service when he or she separates from service, shall have his or her benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity:

                                  (a)      Automatic joint and survivor
annuity. If benefits in the form of a life annuity becomes payable to a married Participant who:

                                        (i)     begins to receive payments
under the Plan on or after normal retirement age; or

                                        (ii)  dies on or after normal
retirement age while still working for the employer; or

                                        (iii)  begins to receive payments on or
after the qualified early retirement age; or

                                        (iv)  separates from service on or
after attaining normal retirement age (or the qualified early retirement age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits;

then such benefits will be received under this Plan in the form of a qualified joint and survivor annuity, unless the Participant has elected otherwise during the election period. The election period must begin at least six months before the Participant attains qualified early retirement age and end not more than 90 days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.

                                  (b)      Election of early survivor annuity.
A Participant who is employed after attaining the qualified early retirement age will be given the opportunity to elect, during the election period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the spouse under the qualified joint and survivor annuity if the Participant had retired on the day before his or her death. Any election under this provision will be in writing and may be changed by the Participant at any time. The election period begins on the later of (1) the 90th day before the Participant attains the qualified early retirement age, or
(2) the date on which participation begins, and ends on the date the Participant terminates employment.

                                  (c)      For purposes of this section
11.8(h):

                                           (i)     Qualified early retirement
age is the latest of:

                                        1)       the earliest date, under the
Plan, on which the Participant may elect to receive retirement benefits,

                                        2)       the first day of the 120th
month beginning before the Participant reaches normal retirement age, or

                                        3)       the date the Participant
begins participation.

                                        (ii)     Qualified joint and survivor
annuity is an annuity for the life of the Participant with a survivor annuity for the life of the spouse as described in section 11.8(d)(4) of this Article.

         11.9.  Latest Date for Distribution of Benefits.  Subject to section
11.14 of the Plan, unless the Participant otherwise elects a later date, the payment of benefits to the Participant will begin no later than the 60th day after the latest of the close of the Plan Year in which:


                 (a) The Participant attains the earlier of age 65 or the Normal Retirement Age specified under this Plan;

                 (b) Occurs the 10th anniversary of the year in which the Participant commenced participation in the Plan; or

                 (c) The Participant terminates his service with the Employer.

                 Such election referred to above must be made by submitting to the Plan Administrator a written statement signed by the Participant which describes the benefit and the date on which the payment of such benefit shall commence; provided, however, that no election shall be made if the exercise of such election would cause benefits payable under this Plan with respect to such participation in the event of death to be more than "incidental" within the meaning of Paragraph (b)(1)(i) of Treasury Regulation 1.401-1 or any applicable successor regulations.

         11.10. Receipt of Acquittance. The Plan Administrator and/or the Trustee may require the Participant or his legal representative or Beneficiary to sign a receipt of acquittance as a condition of final payment of his Plan Benefit, in full satisfaction of all claims against the Plan, the Trust, the Trustee, the Plan Administrator, the former and present members of the Committee, (if it were the Plan Administrator) and the Employer.

         11.11. Required Beginning Date. The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's Required Beginning Date.

         11.12. Mandatory Distribution Rules. All distributions required under this article, shall be determined and made in accordance with the proposed regulations under section 401(a)(9), including the minimum distribution incidental benefit requirement of section 1.401(a)(9)-2 of the proposed regulations.

         11.13. Distributions Under Domestic Relations Orders. Nothing contained in this Plan prevents the Trustee, in accordance with the direction of the Plan Administrator, from complying with the provisions of a qualified domestic relations order (as defined in Code Section 414(p)). This Plan specifically permits distribution to an alternate payee under a qualified domestic relations order at any time, irrespective of whether the Participant has attained his earliest retirement age (as defined under Code Section 414(p)) under the Plan. A distribution to an alternate payee prior to the Participant's attainment of earliest retirement ages is available only if: (1) the order specifies distribution at that time or permits an agreement between the Plan and the alternate payee to authorize an earlier distribution; and (2) if the present value of the alternate payee's benefits under the Plan exceeds $3,500, and the order requires, the alternate payee consents to any distribution occurring prior to the Participant's attainment of earliest retirement age. Nothing in this section 11.14 permits a Participant a right to receive distribution at a time otherwise not permitted under the Plan nor does it permit the alternate payee to receive a form of payment not permitted under the Plan.

         The Plan Administrator must establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Plan Administrator promptly will notify the Participant and any alternate payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Plan Administrator must determine the qualified status of the order and must notify the Participant and each alternate payee, in writing, of its determination. The Plan Administrator must provide notice under this paragraph by mailing to the individual's address specified in the domestic relations order, or in a manner consistent with Department of Labor regulations.

         If any portion of the Participant's Nonforfeitable Accrued Benefit is payable during the period the Plan Administrator is making its determination of the qualified status of the domestic relations order, the Plan Administrator must make a separate accounting of the amounts payable. If the Plan Administrator determines the order is a qualified domestic relations order within 18 months of the date amounts first are payable following receipt of the order, the Plan Administrator will direct the Trustee to distribute the payable amounts in accordance with the order. If the Plan Administrator does not make its determination of the qualified status of the order within the 18 month determination period, the Plan Administrator will direct the Trustee to distribute the payable amounts in the manner the Plan would distribute if the order did not exist and will apply the order prospectively if the Plan Administrator later determines the order is a qualified domestic relations order.

         To the extent it is not inconsistent with the provisions of the qualified domestic relations order, the Plan Administrator may direct the Trustee to invest any partitioned amount in a segregated subaccount or separate account and to invest the account in Federally insured, interest-bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. A segregated subaccount remains a part of the Trust, but it alone shares in any income it earns, and it alone bears any expense or loss it incurs. The Trustee will make any payments or distributions required under this Section 11.17 by separate benefit checks or other separate distribution to the alternate payee(s).

         11.14. Participant Withdrawals. No Participant Withdrawals shall be permitted under this Plan.

         11.15. Distributions of Qualifying Employer Securities. If the account of a Participant contains Qualifying Employer Securities acquired after December 31, 1986, then the following shall apply:

                 11.15.1. Such Participant may elect to receive a distribution of such Participant's post-1986 Qualifying Employer Securities commencing not later than one year after the close of the Plan Year (a) in which such Participant separates from service by reason of attaining Normal Retirement Age, death or Disability, or (b) which is the fifth Plan Year following the Plan Year in which such Participant otherwise separates from service, except that this (b) shall not apply if such Participant is re-employed before distribution is required to begin under this section 11.15.1.

                 11.15.2. The provisions of section 11.15.1 shall not apply to Financed Shares until the close of the Plan Year in which the Acquisition Loan for such Financed Shares has been repaid in full.

                 11.15.3. Unless a Participant elects otherwise, a distribution required under section 11.15.1 above shall be in substantially equal periodic payments, payable not less frequently than annually, over a period not longer than the greater of (a) 5 years, or (b) in the case of a Participant whose account to the extent of post-1986 Qualifying Employer Securities is in excess of $500,000.00, 5 years plus one additional year for each $100,000.00 or fraction thereof by which such account exceeds $500,000.00. The dollar amounts set forth in this section 11.15.3 shall be subject to adjustment in accordance with adjustments published by the Internal Revenue Service.

                 11.15.4. If the Articles of Incorporation of the Employer or its Bylaws restricts ownership of substantially all outstanding securities of the Employer to Employees or to a trust described in section 401(a) of the Code, then notwithstanding anything to the contrary, all distributions under this Plan shall be in cash.

                 11.15.5. If section 11.15.4 above does not apply, then each Participant or Beneficiary who is otherwise entitled to receive a distribution from the Plan, may require the Plan to distribute such benefits in the forms of Qualifying Employer Securities. Following a distribution of Qualifying Employer Securities pursuant to this section 11.56.5, the Participant or Beneficiary who received such securities may require the Employer to repurchase such securities under a fair valuation formula determined by the Plan Administrator. Effective for the Plan Year beginning January 1, 1991, for the purposes of determining such value, such Qualifying Employer Securities shall be valued as of the appraised value determined as of the annual Valuation Date immediately preceding the delivery of written notice from such Participant or Beneficiary under this section. Such right may be exercised by written notice delivered to the Plan Administrator within 60 days after such distribution, or if not exercised within such initial 60 day period, then within 60 days after the end of the Plan Year in which such distribution was made. The amount to be paid by the Employer under this section 11.15.5 shall be paid as follows:

                          11.15.5.1.  If such securities were distributed in a
single tax year as part of a distribution of the entire credit balance of a Participant's or Beneficiary's account, then payment may be made in substantially equal annual installments commencing 30 days from the date of exercise of such right, over a period not exceeding 5 years, with interest payable at a reasonable rate (as determined by the Plan Administrator) on any unpaid balance, with adequate security provided, and without penalty for any prepayment of such installments.

                          11.15.5.2.  If such distribution was part of a series
of periodic distributions to a Participant or Beneficiary, then payment shall be made in lump sum within 30 days after exercise of such right.

                 11.15.6. In the case of Qualifying Employer Securities acquired by use of an Acquisition Loan, the following shall apply:

                          11.15.6.1.  Any rights under section 11.15.5 above
may be exercised by the recipient's donee, or by any person, estate or distributee, to whom or which such securities pass by reason of the death of the recipient.

                          11.15.6.2.  Any rights under section 11.15.5  above
may be exercised at any time during the 15 month period beginning on the date of distribution, by the holder of such rights notifying the Employer in writing that such rights are being exercised.

                 11.15.7. The provisions of section 11.15.5 and 11.15.6 above shall be non-terminable and shall remain in effect even if this Plan shall cease to be an employee stock ownership plan within the meaning of section 4975(e)(7) of the Code.

                 11.15.8. The Trustee may offer to purchase any Qualifying Employer Securities which are not otherwise sold under section 11.15.5 above from any former Participant or Beneficiary at any time in the future, at the then fair market value.

                 11.15.9. Share certificates for Qualifying Employer Securities may be endorsed with a restrictive legend as the Employer may reasonably require to ensure compliance with applicable state or federal securities laws.

                                  ARTICLE 12.

                              ASSOCIATED COMPANIES


         12.1.  Definitions of Terms.  As used in this Article:

                 12.1.1. "Associated Company" shall mean any related or affiliated corporation which shall have been designated by the Board of Directors as an Employing Company eligible to participate herein and which shall have adopted this Plan and Trust by the execution of an Adoption Agreement.

                 12.1.2. "Anniversary Date" shall mean the date specified in the Adoption Agreement as to each Associated Company adopting this Plan.

                 12.1.3. "Effective Date" as to each Associated Company adopting this Plan shall mean the date specified in its Adoption Agreement.

                 12.1.4. "Employer" shall mean any Associated Company which shall have adopted this Plan on or after the Effective Date and becomes a party to this Agreement with the approval of the Board of Directors of the adopting Employer.

                 12.1.5. "Fiscal Year" of the Trust as to any Associated Company shall mean the period specified in its Adoption Agreement.

         12.2. Service with Associated Companies. In the event an Employee of one Employer is transferred to another Employer, such transfer shall not be deemed an interruption of his active continuous service if he enters the employment of the other Employer immediately upon such transfer. Further, a Participant hereunder who is so transferred from one Employer shall not be divested of any of his rights hereunder, nor shall any additional benefits accrue to his benefit as a result of such transfer; and, in addition, the Participant's interest hereunder shall continue to vest in accordance with the provisions of this Agreement. An Employee of one Employer shall be deemed to be employed by the other Employer(s) if he was employed by any one of the other Employers on the Effective Date hereof, or on the Effective Date of the respective Employer's Adoption Agreement or any Anniversary Date hereafter.

         12.3. Eligibility of Associated Companies. Participation in this Plan and Trust Agreement is limited to those Associated Companies who shall have adopted this Plan and Trust for the sole and exclusive benefit of their respective Employees who shall become eligible to participate under the terms and conditions set forth in such Employer's Adoption Agreement. Such participation, however, shall be contingent upon obtaining a ruling from the Internal Revenue Service to the effect that the Plan of such





                                     XII-1

Employer is a qualified plan under the provisions of the Code and the Act, as amended.

         12.4. Eligibility Requirements for Employee Participation. Those Employees of any Associated Company adopting this Plan shall be eligible to participate who shall have met the eligibility requirements specified in its Adoption Agreement.

         12.5. Employees Employed by Two or More Employers. In the event a Participant hereunder is employed by two or more Employers, the benefits shall be provided and the contributions shall be made by each Employer in the same amounts and manner as if each were a part of a separate Trust; provided, however, that the benefits to which the Employee is entitled may be funded, at the discretion of the Plan Administrator, by one insurance contract which shall be held by the Trustee as an undivided interest as related to each Employer and the Trust created hereunder for the benefit of such Participant.

         12.6. Employee Transferred from One Employer to Another Employer. In the event an Employee, a Participant hereunder, is transferred from one Employer to another Employer without a Break in Service, such transfer shall not divest such Participant of any of his rights, benefits or privileges hereunder nor shall such transfer add to or increase any such rights, benefits or privileges.

         12.7. Contributions of Each Employer. For the purposes of this Plan, each Employer may make contributions to the Trustee.

         12.8. Vesting of Interests. If the employment of any Participant employed by an Associated Company is terminated for any cause other than death, disability or normal retirement, the Participant shall have vested rights in accordance with the following schedule:

         NUMBER OF YEARS                        VESTED PORTION
         OF CREDITED SERVICE                  OF ACCRUED BENEFIT
         -------------------                  ------------------
         Less than 5 years                             None
         5 years or more                               100%

         12.9. Years of Vesting Service. For the purpose of determining the Years of Crediting Service in the Plan, as to any Employee transferred without a Break in Service from one Employer to another Employer which is a party to this Agreement, the years of participation in all such Plans shall be deemed his "Years of Service" in the Plan of the Successor Employer.





                                     XII-2

                                  ARTICLE 13.

                            ADMINISTRATION OF FUNDS


         13.1. Investment of Assets. All contributions shall be paid over to the Trustee and shall be invested by the Trustee in accordance with this Plan and the Trust Agreement. It is intended that the Trust shall be primarily invested in Qualifying Employer Securities, and the Trustee may, in the Trustee's discretion, invest up to 100% of the Trust assets in such securities. The Trustee may acquire such securities from shareholders of the Employer, from other third parties, or from a direct issuance of shares by the Employer. All purchases and sales of Qualifying Employer Securities shall be made by the Trustee at the direction of the Plan Administrator.

         13.2. Special ESOP Provisions. Notwithstanding anything to the contrary in this Plan, the following shall apply:

                 13.2.1. The following additional definitions shall apply with respect to this Plan:

                          13.2.1.1.  "Qualified Election Period" shall mean the
six-Plan Year period beginning with the later of (a) the first Plan year in which a Participant first became a Qualified Participant, or (b) the first Plan Year beginning after December 31, 1986; provided, however, that the Plan Administrator may elect to treat a Participant who became a Qualified Participant in the 1987 Plan Year as having become a Qualified Participant in the 1988 Plan Year.

                          13.2.1.2.  "Qualified Participant" shall mean a
Participant who has attained age 55 and has completed at least 10 years of participation in the Plan.

                 13.2.2. At the direction of the Plan Administrator, the Trustee may use an Acquisition Loan to acquire Qualifying Employer Securities or to repay a prior Acquisition Loan. An installment obligation incurred by the Trust in connection with the acquisition of Qualifying Employer Securities shall be an Acquisition Loan. An Acquisition Loan shall be for a specific term, shall bear a reasonable rate of interest, and shall not be payable on demand expect in the event of a default. An Acquisition Loan may be secured by the Qualifying Employer Securities acquired with the proceeds thereof (the "Financed Securities"). All Financed Securities shall initially be held in a suspense account (the "Securities Suspense Account") and shall be allocated to the Accounts of Participants as payments are made under the Acquisition Loan, as provided below in this section. No other Plan assets may be pledged to secure an Acquisition Loan. No holder of an Acquisition Loan shall have recourse to any Plan assets other than the Financed Securities held under pledge for such loan. Payment of principal or interest due on an





                                     XIII-1

Acquisition Loan shall be made only from (a) cash contributions made to the Plan by the Employer for such purpose, (b) from net earnings on such Employer Contributions, and (c) from cash dividends on the Financed Securities held under such pledge.

                 13.2.3. Any pledge of Qualifying Employer Securities made in connection with an Acquisition Loan shall provide for a release of such securities. For each Plan Year, such release shall be equal to the product of
(a) the number of Financed Securities held in the Securities Suspense Account prior the start of such Plan Year, multiplied times (b) a fraction, the numerator of which is principal and interest paid under the Acquisition Loan in such Plan Year, and the denominator of which is the total amount of principal and interest remaining to be paid under the Acquisition Loan. If the interest rate on the Acquisition Loan is a variable rate, then the denominator calculation shall be made by assuming that the current interest rate shall remain in effect for the remaining term of the Acquisition Loan. If the requirements of Treasury Regulation 54.4975-7(b)(8) are satisfied, then such fraction may be computed with reference only to principal payments in the current and future Plan Years.

                 13.2.4. Each Qualified Participant may elect to direct the investment of a portion of such Qualified Participant's Account that holds Qualifying Employer Securities acquired by or contributed to the Trust after December 31, 1986. Such election may be made within 90 days after the end of each Plan Year falling within the Qualified Election Period. Such election may be with respect to at least 25% of such Qualified Participant's Account holding such post-1986 securities (to the extent that this exceeds any prior election made under this section). In the last Plan Year of the Qualified Election Period, such election may be made with respect to at least 50% of such post-1986 securities, to the extent that this exceeds any previous election under this section. Notwithstanding anything to the contrary, if the fair market value of the Qualified Employer Securities allocated to the account of a Qualified Participant is $500.00 or less as of the Valuation Date immediately preceding the first day of any Qualified Election Period, then such Qualified Participant shall not be entitled to an election under this section for that period.

                 13.2.5. The Plan Administrator shall establish a participant-directed account for each Qualified Participant who makes an election under section 13.2.4 above within the Qualified Election Period. Each Qualified Participant shall have the right to direct or earmark the investment of all or part of the assets in such Qualified Participant's participant-directed account. Each Qualified Participant with such an account shall designate the name of the investment and state the portion of the account to be so directed. Upon receipt of such notification, the Plan Administrator shall have up to 90 days after the end of the applicable Qualified Election Period. Any income and any increase or decrease in the value of any directed investment





                                     XIII-2
shall be allocated to the corresponding account of the Qualified Participant who selected such investment. The Trustee may deduct from a Qualified Participant's directed account the unpaid Trustee fees assessed for maintaining such directed account, if any, together with all unpaid costs and expenses paid by the Trustee in connection with the investment of the assets in the directed account if such fees, costs and expenses remain unpaid for 30 days. The Trustee may deduct from the directed account such unpaid fees, costs and expenses of the Trustee before making any distributions. If there is insufficient cash in the directed account to pay the Trustee's unpaid fees, costs and expenses, the Trustee may, notwithstanding anything in this Plan to the contrary, withhold distribution until such fees, costs and expenses have been paid in full. Each Qualified Participant's right to earmark investments shall be absolute and shall not be subject to approval by the Plan Administrator or by the Trustee; provided, however, that the Plan Administrator shall have the right to refuse to make any investment which could, in the Plan Administrator's discretion, disqualify the Plan or cause the income of the Trust to be subject to income or excise taxes. Pursuant to section 404(c)(2) of the Act, the Trustee and the Plan Administrator, when so directed by a Qualified Participant, shall not be liable for any loss, or by reason of any breach, which results from such Qualified Participant's exercise of his right to direct the investment of such Qualified Participant's directed account.

                 13.2.6. If the Employer issues a class of securities which are required to be registered under section 12 of the Securities Exchange Act of 1934 (or would be so required except for an exemption under section 12(g)(2)(H) of such Act), then each Participant or Beneficiary shall have the right to direct the Trustee how to vote the Qualifying Employer Securities allocated to the account of such Participant or Beneficiary. If the Employer has not issued a class of securities described in the previous sentence, then the Participants or Beneficiaries shall still have the right to direct the voting of such securities, subject to the following:

                          13.2.6.1.  Such voting right direction shall be
limited to a corporate matter which involves the approval or disapproval of any corporate merger, reorganization, consolidation, recapitalization, liquidation, dissolution, sale of substantially all assets, or such other matter as may be prescribed in regulations issued by the Secretary of the Treasury.

                          13.2.6.2.  The Plan Administrator may instruct the
Trustee to vote the shares such that each Participant and each Beneficiary shall be deemed to be entitled to only one vote, regardless of the number of shares allocated to their account, and the actual vote of such shares shall be in proportion to such deemed number of votes.





                                     XIII-3

                          13.2.6.3.  If there are unallocated shares, then as
to any matter subject to a vote or written direction under this section 13.2.6, the Trustee shall vote such unallocated shares in proportion to the number of votes or other written directions timely received from the Participants and Beneficiaries.

                 13.2.7. Except as provided in section 13.2.6 above, the Trustee shall vote any Financed Shares held in the Securities Suspense Account as directed by the Plan Administrator.

         13.3. Valuations. The Fund shall be valued by the Trustee at fair market value annually as of the close of business on the annual Valuation Date. A similar valuation of the Fund may occur at the end of any calendar month upon direction of the Plan Administrator. Any Qualified Employer Securities held by the Trust shall be appraised as of each Valuation Date by an appraiser selected by the Plan Administrator meeting requirements similar to those imposed on appraisers under section 170(a)(1) of the Code. Notwithstanding anything to the contrary in this section, Qualifying Employer Securities shall be valued as of the Friday closest to January 31 of each Plan Year, commencing with the February 1, 1991 valuation for the Plan Year beginning on January 1, 1991.

         13.4. Crediting of Contributions. Any contributions made with respect to any Plan Year (or Fiscal Year ending during a Plan Year) by the Employer after the end of the Plan Year or later shall be deemed to have been credited immediately after the valuation occurring at the end of the Plan Year with respect to which such contribution was made or during which such Fiscal Year ended.

         13.5. Crediting of Investment Results. Investment results shall be credited as follows:

                 13.5.1. Increases in cash surrender values of contracts and dividends payable with respect to contracts shall be allocated directly to the Accounts of the Participants for whose benefit the respective contracts are maintained.

                 13.5.2. To the extent that the Trustee maintains participant-directed accounts on behalf of any Participant or Beneficiary, there shall be credited to the Account of such Participant or Beneficiary all earnings and realized or unrealized gains generated by that segregated account since the immediately preceding Valuation Date reduced by losses experienced (whether or not realized), and there shall be debited from such Account all identifiable separate expenses incurred in the operation and maintenance of such Account.

                 13.5.3. Any stock dividends received on Qualifying Employer Securities shall be allocated to the account of each Participant to which such securities were allocated. Cash dividends on such securities shall be applied as follows:





                                     XIII-4

                          13.5.3.1.  Dividends received on Financed Shares
shall be applied to make payments due under the Acquisition Loan for such Financed Shares. Any cash dividends received in excess of such payment amount shall be allocated in the same manner as other general plan earnings under this section and shall be distributed to the Participants within 90 days after the end of the Plan Year in which received, to the extent of the nonforfeitable vested interest of such Participants determined under Article 8 as of the close of the Plan Year.

                          13.5.3.2.  Any cash dividends received on Qualifying
Employer Securities which are allocated to an account of a Participant shall be allocated to such account and shall be distributed to the Participants within 90 days after the end of the Plan Year in which received, to the extent of the nonforfeitable vested interest of such Participants determined under Article 8 as of the close of the Plan Year.

                 13.5.4. Except as provided above in this section, as of any Valuation Date, the earnings and realized or unrealized gains of the Trust Fund attributable to investment of Fund assets, reduced by losses experienced (whether or not realized) and expenses incurred since the preceding Valuation Date, shall be credited to the Accounts of the Participants and Beneficiaries who had unpaid balances in their Accounts as of such Valuation Date in proportion to the balances in such Accounts as of the prior Valuation Date, after reducing such prior Valuation Date balances by the amounts withdrawn by or distributed to the Participant or Beneficiary since such Valuation Date, if any. For the purposes of this paragraph, the balance in any Participant's or Beneficiary's account shall not include values contained in Contracts.

                 13.5.5. The Plan Administrator shall, in a uniform and non-discriminatory manner, allocate earnings or losses and realized or unrealized gains or losses based on proration in time or such other method which shall reasonably produce an equitable result when trust funds are transferred to or from the general Trust Fund during a Plan Year to or from segregated accounts.





                                     XIII-5

                                  ARTICLE 14.

                  ALLOCATION OF AUTHORITY AND RESPONSIBILITIES


         14.1. Authority and Responsibilities of Employer. The Employer, as Plan sponsor, shall serve as a "Named Fiduciary" having the following (and only the following) authority and responsibilities:

                 (a) To establish and communicate to the Trustee a funding policy for the Plan;

                 (b) To appoint the Trustee and the Plan Administrator and to monitor each of their performances;

                 (c) To appoint an investment manager (or to refrain from such appointment), to monitor the performance of the investment manager so appointed and to terminate such appointment. More than one investment manager may be appointed and in office at any time pursuant hereto;

                 (d) To communicate such information to the Plan Administrator and to the Trustee as each needs for the proper performance of its duties; and

                 (e) To provide channels and mechanisms through which the Plan Administrator and/or the Trustee can communicate with Participants and their Beneficiaries.

                 In addition, the Employer shall perform such duties as are imposed by law or by regulation and shall serve as Plan Administrator in the absence of an appointed Plan Administrator.

         14.2. Authority and Responsibilities of the Plan Administrator. The Plan Administrator shall have authority and responsibilities imposed by Article 16 hereof. With respect to the said authority and responsibilities, the Plan Administrator shall be a "Named Fiduciary," and as such, shall have no authority or responsibilities other than as granted in this Plan, or as imposed as a matter of law.

         14.3. Authority and Responsibilities of the Trustee. The Trustee shall be the "Named Fiduciary" with respect to investment of Trust Fund assets and shall have the powers and duties set forth in the Trust Agreement.

         14.4. Limitations on Obligations of Named Fiduciaries. No Named Fiduciary shall have authority or responsibility to deal with matters other than as delegated to it under this Plan, under the Trust Agreement or by operation of law. A Named Fiduciary shall not in any event be liable for breach of fiduciary responsibility or obligation by another fiduciary (including Named Fiduciaries) if the responsibility or authority of the act or





                                     XIV-1
omission deemed to be a breach was not within the scope of the said Named Fiduciary's authority or delegated responsibility.





                                     XIV-2

                                  ARTICLE 15.

                                CLAIMS PROCEDURE


         15.1. Applications for Benefits. All applications for benefits shall be submitted in writing on forms provided by the Plan Administrator. Such application shall include all information and exhibits deemed necessary by the Plan Administrator to properly evaluate the merit of the claim for benefits and to make such determinations as are necessary with respect thereto.

         15.2. Appeals of Denied Claims for Benefits. In the event that any claim for benefits is denied in whole or in part, the Participant or Beneficiary whose claim for benefits has been so denied shall be notified of such denial in writing by the Plan Administrator. The notice advising of the denial shall specify the reason or reasons for denial, make specific reference to pertinent Plan provisions, describe any additional material or information necessary for the claimant to perfect the claim (explaining why such material or information is needed), and shall advise the Participant or Beneficiary, as the case may be, of the procedure for the appeal of such denial. All appeals shall be made by the following procedure:

                 15.2.1. The Participant or Beneficiary whose claim has been denied shall file with the Plan Administrator a notice of desire to appeal the denial. Such notice shall be filed within 60 days of notification by the Plan Administrator of claim denial, shall be made in writing, and shall set forth all of the facts upon which the appeal is based. Appeals not timely filed shall be barred.

                 15.2.2. The Plan Administrator shall, within 20 days of receipt of the Participant's or Beneficiary's notice of appeal, establish a hearing date on which the Participant or Beneficiary may make an oral presentation to the Named Appeals Fiduciary in support of his appeal. The Participant or Beneficiary shall be given not less than 10 days' notice of the date set for the hearing.

                 15.2.3. The Named Appeals Fiduciary shall consider the merits of the claimant's written and oral presentations, the merits of any facts or evidence in support of the denial of benefits, and such other facts and circumstances as the Named Appeals Fiduciary shall deem relevant. If the claimant elects not to make an oral presentation, such election shall not be deemed adverse to his or her interest, and the named Appeals Fiduciary shall proceed as set forth below as though an oral presentation of the contents of the claimant's written presentation had been made.

                 15.2.4. The Named Appeals Fiduciary shall render a determination upon the appealed claim which determination shall be accompanied by a written statement as to the reasons therefor.

The determination so rendered by the Named Appeals Fiduciary shall be binding upon all parties.

         15.3. Appointment of the Named Appeals Fiduciary. The Named Appeals Fiduciary shall be the person or persons named as such by the Board of Directors, or if no such person or persons be named, then the person or persons named by the Plan Administrator as the Named Appeals Fiduciary. Named Appeals Fiduciaries may at any time be removed by the Board of Directors, and any Named Fiduciary named by the Plan Administrator may be removed by him. All such removals may be with or without cause and shall be effective on the date stated in the notice of removal. The Named Appeals Fiduciary, if there be more than one determining the merits of any appeal, shall act by a majority vote on each matter coming before it. The Named Appeals Fiduciary shall be a "Named Fiduciary" within the meaning of the Act, and, unless appointed to other fiduciary responsibilities, shall have no authority, responsibility or liability with respect to any matter other than the proper discharge of the functions of the Named Appeals Fiduciary as set forth herein.

                                  ARTICLE 16.

                             THE PLAN ADMINISTRATOR

         16.1. Administration by Plan Administrator. This Plan shall be administered by the Plan Administrator. The Plan Administrator shall be a committee appointed by the Board of Directors of the Employer. The Committee shall consist of three members. Each such member of the Committee so appointed shall hold his office until resignation, death, or removal by the Board of Directors of the Company which appointed said member. A member of the Committee may be removed at any time by the Board of Directors of the Company with or without cause. Notwithstanding anything in Article 16 to the contrary, the Committee, in addition to the powers and duties as specified in this
Article 16, shall have the following responsibilities:

                 16.1.1. The Committee may appoint a Chairman and/or Secretary to conduct the meetings and keep a record of its proceedings. The Committee may designate one of its members or any other person to transmit decisions, instructions, consents, or directions to the Trustee, all of which shall be in writing, or to other interested parties, or to perform ministerial acts. The Committee may make rules, regulations, and Bylaws for the administration of the Plan not inconsistent with this Agreement. The Trustee may rely on the latest certification of the membership of the Committee for the purpose of transmitting such decisions, instructions, consents, or directions. Two members of the Committee shall constitute a quorum, and any action by two members present shall constitute the action of the Committee.

                 16.1.2. Any action required or permitted to be taken by the Committee may be taken without a meeting if all members of the Committee shall individually or collectively consent in writing to such action.

                 16.1.3. The Committee may adopt such rules not inconsistent with the Plan, as it deems necessary, desirable or appropriate. All rules and decisions of the Committee shall be uniformly and consistently applied to all Participants in similar circumstances. When making a determination or calculation, the Committee shall be entitled to rely upon information furnished by a Participant or Beneficiary, the Employer, the legal counsel of the Employer, or the Trustee.

                 16.1.4. The Committee may use the facilities of any Employer in discharging its duties and obligations hereunder.

                 16.1.5. The Committee shall have no power to add to, subtract from, or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan.





                                     XVI-1

         16.2. Control of Plan by Plan Administrator. The Plan Administrator shall have complete control of the administration of the Plan herein embodied, with all powers necessary to enable it to carry out its duties properly in that respect. Not in limitation, but in amplification of the foregoing, the Plan Administrator shall have the discretionary authority and power to determine eligibility for benefits, to construe the Plan, to determine all questions that shall arise thereunder, and shall also have all the powers elsewhere in this instrument conferred upon it. It shall have discretionary authority to decide all questions relating to the eligibility of Employees to participate in the benefits of this Plan and all questions as to vesting of Participants' accounts and payment of benefits to Participants or their Beneficiaries. It shall be responsible for the administration and accounting of Participants' Accounts. All disbursements by the Trustee, except for the ordinary expenses of administration of the Trust, shall be made upon, and in accordance with, the written instructions of the Plan Administrator. The decisions of the Plan Administrator upon all matters within the scope of its authority shall be conclusive and binding upon all persons interested in this Plan.

         16.3. Authority and Responsibility of the Plan Administrator. The Plan Administrator shall have the following duties and responsibilities:

                 (a) To maintain and retain records relating to Plan Participants, former Participants and each of their Beneficiaries;

                 (b) To prepare and furnish to Participants all information required under federal law or provisions of this Plan to be furnished to them;

                 (c) To prepare and furnish to the Trustee sufficient employee data and the amount of contributions received from all sources so that the Trustee may maintain separate Accounts for Participants and make required payments of benefits;

                 (d) To prepare and file or publish with the Secretary of Labor, the Secretary of the Treasury, their delegates and all other appropriate government officials all reports and other information required under law to be so filed or published;

                 (e) To provide direction to the Trustee with respect to the purchase of life insurance, methods of benefit payment, valuations at dates other than Annual Valuation Dates and on all other matters where called for in the Plan or requested by the Trustee;

                 (f) To provide direction to the Trustee regarding investment of the Trust Fund pursuant to section 16.8;

                 (g) To construe the provisions of the Plan, to correct defects therein and to supply omissions thereto;





                                     XVI-2

                 (h)      To engage assistants and professional advisors;

                 (i)      To arrange for bonding; and

                 (j) To provide procedures for determination of claims for benefits,

all as further set forth herein.

         16.4. Reporting and Disclosure. The Plan Administrator shall keep all individual and group records relating to Plan Participants, former Participants and Beneficiaries, and all other records necessary for the proper operation of the Plan. Such records shall be made available to each Participant and Beneficiary for examination during business hours except that a Participant or Beneficiary shall examine only such records as pertain exclusively to the examining Participant or Beneficiary and the Plan and Trust Agreement. The Plan Administrator shall prepare and shall file as required by law or regulation all reports, forms, documents and other items required by the Act and/or the Code, and every other relevant statute, each as amended, and all regulations thereunder. This provision shall not be construed as imposing upon the Plan Administrator the responsibility or authority for the preparation, preservation, publication or filing of any document required to be prepared, preserved or filed by the Trustee or by any other Named Fiduciary to whom such responsibilities are delegated by law or by this Plan.

         16.5. Construction of the Plan. The Plan Administrator shall take such steps as are considered necessary and appropriate to remedy any inequity that results from incorrect information received or communicated in good faith or as the consequence of an administrative error. The Plan Administrator shall interpret the Plan and shall determine the questions arising in the administration, interpretation and application of the Plan. It shall endeavor to act, whether by general rules or by particular decisions, so as not to discriminate in favor of or against any person and so as to treat all persons in similar circumstances uniformly. The Plan Administrator shall correct any defect, reconcile any inconsistency and supply any omission with respect to this Plan.

         16.6. Engagement of Assistants and Advisors. The Plan Administrator shall have the right to hire, at the expense of the Employer, such professional assistants and consultants as it, in its sole discretion, deems necessary or advisable, including, but not limited to:

                 (a)      Investment managers and/or advisors;

                 (b)      Accountants;

                 (c)      Actuaries;





                                     XVI-3

                 (d)      Attorneys;

                 (e)      Consultants;

                 (f)      Clerical and office personnel; and

                 (g)      Medical practitioners.

To the extent that the costs for such assistants and advisors are not paid by the Employer, they shall be paid from the Trust Fund as an expense of the Fund at the direction of the Plan Administrator.

         16.7. Investment of the Trust Fund. The Plan Administrator should adopt an investment philosophy and should communicate same to the Trustee, or to such other advisors who may be in charge of investment selection. In discharging this duty, the Plan Administrator shall act solely in the interest of the Participants and their Beneficiaries, and for the exclusive purpose of providing benefits to such Participants and Beneficiaries and defraying reasonable expenses of administering the Plan and Trust, by diversifying the investment of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so, with care, skill, prudence and diligence under the circumstances then prevailing, that a prudent man acting in a like capacity and familiar with such matters and with similar investment philosophy, would use in the conduct of an enterprise of like character and with like aims, and in accordance with the documents and instructions governing this Plan and Trust insofar as such documents and instructions are consistent with the Act. In discharging this duty, the Plan Administrator should consider the overall make-up of the Trust Fund so that some percentage of the Trust Fund may be in speculative or illiquid investments so long as these investments, when considered in relation to the total Trust Fund, do not make the Trust Fund imprudently invested.

         16.8. Directed Investments by Plan Administrator. The Trustee shall be subject to the directions of the Plan Administrator with respect to investment and reinvestment of Trust Fund assets; provided, however, that such directions are made in accordance with the terms of this Plan and are not contrary to the Act. To the extent the authority under this section is used, the Trustee shall not be liable for following such directions, as provided in section 405(b)(3)(B) of the Act.

         16.9. Prohibited Transactions. Notwithstanding anything to the contrary herein contained, the Plan Administrator shall have no authority to direct the Trustee to engage in the prohibited transactions set forth in sections 406 and 407 of the Act and section 4975 of the Code, as added by section 2003(a) of said Act.

         16.10.  Investment in Savings Accounts and Trust Funds.  Pursuant to
section 408(b)(4) of the Act and section 4975(d)(4)





                                     XVI-4
of the Code, as added by section 2003(a) of the Act, the Plan Administrator shall have the power to instruct the Trustee to invest all or part of the Plan assets in deposits which bear a reasonable interest rate in a bank or similar financial institution supervised by the United States or a state, even though such bank or other institution is a fiduciary of the Plan. Furthermore, pursuant to section 408(b)(8) of the Act and section 4975(d)(8) of the Code, the Plan Administrator may expressly permit a transaction between the Plan and a common or collective Trust Fund or pooled investment fund maintained by a party in interest and/or a disqualified person which is a bank or trust company supervised by a state or federal agency if such transaction is a sale or purchase of an interest in the Fund and the bank or trust company receives no more than reasonable compensation.

         16.11. Disqualified Persons. Pursuant to section 411 of the Act, no person shall serve or be permitted to act on behalf of the Plan Administrator, or serve as a Named Fiduciary, officer, Trustee, custodian, counsel, agent or Employee of the Plan, or as a consultant to the Plan, if such person has been convicted of, or has been imprisoned as a result of his conviction of, any of the offenses enumerated in said section.

         16.12. Bonding. The Plan Administrator shall arrange for such bonding as is required by law, but no bonding in excess of the amount required by law shall be considered required by this Plan.

         16.13. Indemnification of the Plan Administrator. Each person who acts within the scope of his duties on behalf of the Plan Administrator shall be indemnified by the Employer against expenses (other than amounts paid in settlement to which the Employer does not consent) reasonably incurred by him in connection with any action to which he may be a party by reason of his service on behalf of the Plan Administrator except in relation to matters as to which he shall be adjudged in such action to be personally guilty of negligence or willful misconduct in the performance of his duties. The foregoing right to indemnification shall be in addition to such other rights as such person may enjoy as a matter of law or by reason of insurance coverage of any kind.
Rights granted hereunder shall be in addition to and not in lieu of any rights to indemnification to which such person may be entitled pursuant to the bylaws of the Employer or as a matter of law. Service on behalf of the Plan Administrator shall be deemed in partial fulfillment of such person's function as an Employee, officer and/or director of the Employer, if he serves in such other capacity as well.

         16.14. Minutes of the Plan Administrator. The Plan Administrator shall keep minutes of its meetings.

         16.15. Compensation of the Plan Administrator. The Plan Administrator shall not receive Compensation for the administration of this Plan.





                                     XVI-5

                                  ARTICLE 17.

          AMENDMENT, TERMINATION, MERGER AND CONSOLIDATION OF THE PLAN


         17.1. Amendment. The provisions of this Plan may be amended at any time and from time to time by the Employer; provided, however, that:

                 (a) No Amendment shall increase the duties or liabilities of the Plan Administrator or of the Trustee without the consent of such party:

                 (b) No Amendment shall deprive any Participant or Beneficiary of a deceased Participant of any of the benefits to which he is entitled under this Plan with respect to contributions previously made, nor shall any Amendment decrease the balance in any Participant's Account;

                 (c) No Amendment shall provide for the use of funds or assets held to provide benefits under this Plan other than for the benefit of Employees and their Beneficiaries or provide that funds may revert to the Employer;

                 Each Amendment shall be approved by the Employer by resolution. Notwithstanding the foregoing, any Amendment necessary to initially qualify this Plan under section 401(a) of the Code may be made without the further approval of the Employer if signed by the proper officer(s) of the Employer.

         17.2.  Plan Termination.

                 (a) Right Reserved. While it is the Employer's intention to continue the Plan indefinitely in operation, the right is, nevertheless, reserved to terminate the Plan in whole or in part. Termination of the Plan shall result in full and immediate vesting in each Participant of the entire amount standing to his credit in his Account, including his Employer Contribution Account, and there shall not thereafter be any Forfeitures with respect to any Participant for any reason. Plan termination shall be effective as of the date specified by resolution of the Board of Directors. In addition, to the extent there is a partial termination, as such term is defined for purposes of section 411(d)(3) of the Code, the Employer Contribution Accounts of all Participants at the date of such partial termination shall become fully vested and non-forfeitable.

                 (b) Effect on Retired Persons, etc. Termination of the Plan shall have no effect upon payment of installments and benefits to former Participants, their Beneficiaries and their estates, whose benefit payments commenced prior to Plan termination. The Trustee shall retain sufficient assets to complete any such payments, and shall have the right, upon direction by the Employer, to purchase annuity contracts to assure the completion





                                     XVII-1
of such payments or to pay the value of the remaining payments in a lump sum distribution.

                 (c) Effect on Remaining Participants, etc. The Employer shall instruct the Trustee either (1) to continue to manage and administer the assets of the Trust for the benefit of the Participants and their Beneficiaries pursuant to the terms and provisions of the Trust Agreement, or (2) to pay over to each Participant (and vested former Participant) the value of his vested interest, and to thereupon dissolve the Trust.

         17.3. Permanent Discontinuance of Employer Contributions. While it is the Employer's intention to make substantial and recurrent contributions to the Trust Fund pursuant to the pro visions of this Plan, the right is nevertheless reserved to permanently discontinue Employer contributions at any time. Such permanent discontinuance shall be established by resolution of the Board of Directors and shall have the effect of a termination of the Plan, resulting in full and immediate vesting in each Participant of the entire amount standing to his credit in his Account as of the first day of the Plan Year following the last Plan Year for which a contribution was made, including his Employer Contribution Account, except that the Trustee shall not have authority to dissolve the Trust Fund except upon adoption of a further resolution by the Board of Directors to the effect that the Plan is terminated and, upon receipt of instructions from the Employer, to dissolve the Trust Fund pursuant to section 15.2(c) hereof.

         17.4. Suspension of Employer Contributions. The Employer shall have the right at any time, and from time to time, to suspend Employer contributions to the Trust Fund pursuant to this Plan. Such suspension shall have no effect on the operation of the Plan except as set forth below:

                 (a) If the Board of Directors determines by resolution that such suspension shall be permanent, a permanent discontinuance of contributions will be deemed to have occurred as of the date of such resolution or such earlier date as is therein specified.

                 (b) If such suspension becomes a plan termination, a permanent discontinuance of contributions will be imputed. In such case, the permanent discontinuance shall be deemed to have occurred on the earlier of:

                          (1)     The date specified by resolution of the Board
of Directors or established as a matter of equity by the Plan Administrator, or

                          (2)     The last day of the Plan Year next following
the last Plan Year in which there was a substantial contribution.

         17.5. Mergers and Consolidations of Plans. In the event of any merger or consolidation with, or transfer of assets or





                                     XVII-2
liabilities to, any other plan, each Participant in the event of termination shall have a benefit in the surviving or transferee plan (determined as if such plan were then terminated immediately after such merger, etc.) that is equal to or greater than the benefit he would have been entitled to receive immediately before such merger, etc., in the Plan in which he was then a Participant (had such Plan been terminated at that time). For the purposes hereof, former Participants and Beneficiaries shall be considered Participants.





                                     XVII-3

                                  ARTICLE 18.

                            MISCELLANEOUS PROVISIONS


         18.1  Non-Alienation of Benefits.

                 (a)      General.  Except as provided in paragraph (b) of this
section 18.1, none of the payments, benefits or rights of any Participant or Beneficiary shall be subject to any claim of any creditor, and, in particular, to the fullest extent permitted by law, all such payments, benefits and rights shall be free from attachment, garnishment, trustee's process, or any other legal or equitable process available to any creditor of such Participant or Beneficiary. Except as provided in paragraph (b) of this section 18.1, no Participant or Beneficiary shall have the right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or payments which he may expect to receive, contingently or otherwise under this Plan, except the right to designate a Beneficiary or Beneficiaries as hereinbefore provided.

                 (b) Exceptions. This provision shall not apply to a "qualified domestic relations order" defined in Code section 414(p), and those other domestic relations orders permitted to be so treated by the Administrator under the provisions of the Retirement Equity Act of 1984.

                 This provision shall not apply to the extent a Participant or Beneficiary is indebted to the Plan, for any reason, under any provision of this Plan or the corresponding Trust. At the time a distribution is to be made to or for a Participant's or Beneficiary's benefit, such proportion of the amount distributed as shall equal such indebtedness shall be paid by the Trustee to the Trustee or the Plan Administrator, at the direction of the Plan Administrator, to apply against or discharge such indebtedness. Prior to the Trustee's making a payment, however, the Participant or Beneficiary must be given written notice by the Plan Administrator that such indebtedness is to be so paid in whole or part from his Participant's Accrued Benefit. If the Participant or Beneficiary does not agree that the indebtedness is a valid claim against his vested Participant's Accrued Benefit, he shall be entitled to a review of the validity of the claim in accordance with procedures provided in
Article 15.

         18.2. Procedures Upon Receipt of Domestic Relations Order. In case the Plan receives a domestic relations order, the Plan Administrator shall promptly notify the Participant and any other alternate payee of the receipt of such order and the Plan's procedures for determining the qualified status of domestic relations orders, and, within a reasonable period after receipt of such order, the Plan Administrator shall determine whether such order is a Qualified Domestic Relations Order and notify the Participant and each alternate payee of such determination. The Plan Administrator shall establish reasonable procedures (which





                                    XVIII-1
need not be part of the Plan) to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. The term "alternate payee" for Section 18.2 and 18.3 means any spouse, former spouse, child or other dependent of a Participant who is recognized by a domestic relations order as having a right to receive all or a portion of the Participant's benefits payable under the Plan.

         18.3. Procedures for Period During Which Qualified Domestic Relations Order Determination is Being Made. During any period in which the issue of whether a domestic relations order is a Qualified Domestic Relations Order is being determined (by the Plan Administrator, by a court of competent jurisdiction, or otherwise), the Plan Administrator shall segregate in a separate account in the Plan or in an escrow account the amounts which would have been payable to the alternate payee during such period if the order had been determined to be a Qualified Domestic Relations Order. If within 18 months the order (or modification thereof) is determined to be a Qualified Domestic Relations Order, the Plan Administrator shall pay the segregated amounts (plus any interest thereon) to the person or persons entitled thereto. If within 18 months it is determined that the order is not a Qualified Domestic Relations Order, or the issue as to whether such order is a Qualified Domestic Relations Order is not resolved, the Plan Administrator shall pay the segregated amounts (plus any interest thereon) to the person or persons who would have been entitled to such amounts if there had been no order. Any determination that an order is a Qualified Domestic Relations Order which is made after the close of the 18-month period shall be applied prospectively only.

         18.4. No Contract of Employment. Neither the establishment of the Plan, nor any modification thereof, nor the creation of any fund, trust or account, nor the payment of any benefits shall be construed as giving any Participant or Employee, or any person whomsoever, the right to be retained in the service of the Employer, and all Participants and other Employees shall remain subject to discharge to the same extent as if the Plan had never been adopted.

         18.5. Severability of Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

         18.6. Insurance Companies. No insurance company which shall issue any policy as provided for in this Plan shall be a party to this Plan or have any responsibility for the validity of this Plan. The liability of any such insurance company shall be only as provided in any policy which it may issue. Any insurance company shall be fully protected from all liabilities in accepting premium payments from the Trustee and in making payments to or on direction of the Trustee, without liability as to the application of such payments. Such insurance company





                                    XVIII-2
shall be fully protected in dealing with the Trustee as the sole owner of policies held under this Plan, and shall not be liable in assuming that the Plan has not been amended or terminated until notice of any amendment or termination of the Plan has been received by the insurance company at its Home Office. No amendment of the Plan shall deprive the insurance company of any protection except as to policies issued by it after receipt at its Home Office of notice of the terms of such amendment. The insurance company shall be fully protected in dealing with the Trustee according to the latest notification received by it at its Home Office. The Plan Administrator shall furnish each insurance company with the name(s) and address(es) of the Trustee and shall furnish each insurance company with any changes in same.

         18.7. Transfers to and from Other Qualified Plans. Notwithstanding anything herein to the contrary, with the written consent of the Plan Administrator, there may be transferred to the Trustee all or any assets held on behalf of any other plan which satisfies the requirements of section 401 of the Code and which is maintained for the benefit of any person who is or is about to become a Participant in this Plan; provided that such assets and earnings thereon shall be allocated to the Participant and shall be 100 percent vested at all times and shall not be forfeitable for any cause. Further, the Trustee shall, with the written consent of the Plan Administrator, transfer the vested interest of any Participant whose employment with the Employer is terminated, to any other Plan which satisfies the requirements of section 401 of the Code and in which such Participant is or is about to become a Participant.

         18.8. Separate Trust Agreement. The Employer shall establish a Trust pursuant to which the Trustee shall hold, invest, administer and distribute the Trust Fund and the income therefrom, in accordance with the provisions of the separate Trust Agreement between the Employer and Trustee. The Trust Agreement constitutes a part of the Plan, and its terms are incorporated into the Plan. The Plan constitutes a part of the Trust Agreement, and its terms are incorporated into the Trust Agreement.

         18.9.  Segregated Trusts.

                 (a) Any Employer may enter into more than one Trust Agreement between the Employer and the Trustee or Trustees thereunder in order to provide for the funding of the interests of one or more Employees or groups of Employees who are Participants under this Plan. In such event, the separate Trusts shall be administered and valued on a segregated basis and only the net earnings and net losses resulting from the specific assets in which any such separate Trust is invested shall be allocated to such Trust. Any such segregated Trust shall not share in the allocations of net earnings or net losses of any other Trust created hereunder. In addition, except as provided in section 18.9(b), below, in the event any such separate Trust is created hereunder to provide for the funding of the interests





                                    XVIII-3
of any one or more Employees or groups of Employees who are Participants under this Plan, any benefit provided hereunder to such Employees shall be payable only from the separate Trust to the extent then funded, and not from any other Trust created hereunder. Further, in the event any such Trust is created hereunder to provide for the funding of the interests of any one or more Employees or groups of Employees who are Participants under this Plan, if any benefit provided hereunder is in the form of an annuity which is not provided through the purchase and distribution of a contract for an annuity product from an insurance company, any actuarial gains or losses resulting in that separate Trust from the payment of such an annuity shall inure to the benefit or detriment of the separate Trust, and not to the benefit or detriment of any other Trust created hereunder.

                 (b) Notwithstanding any provision in the Plan or Trust to the contrary, the assets of the separate Trust will be legally available to satisfy the claims of and/or pay the benefits of any participant or beneficiary of the Plan. However, it is intended that the assets of the separate Trust will not be legally available or subject to attachment by third party creditors of the other Trusts.

         18.10. Heirs, Assigns and Personal Representatives. This Plan shall be binding upon the heirs, executors, administrators, successors and assigns of the parties, including each Participant and Beneficiary, present and future.

         18.11. Headings and Captions. The headings and captions herein are provided for reference and convenience only; shall not be considered part of the Plan; and shall not be employed in the construction of the Plan.

         18.12. Gender and Number. Except where otherwise clearly indicated by context, the masculine and the neuter shall include the feminine and the neuter, the singular shall include the plural, and vice versa.

         18.13. Controlling Law. This Plan shall be construed and enforced according to the laws of the state in which the Employer has its principal place of business to the extent not pre-empted by federal law, which shall otherwise control.

         18.14. Title to Assets. No Participant or Beneficiary shall have any right to, or interest in, any assets of the Trust Fund upon termination of his employment or otherwise, except as provided from time to time under this Plan, and then only to the extent of the benefits payable under the Plan to such Participant or out of the assets of the Trust Fund. All payments of benefits as provided for in this Plan shall be made from the assets of the Trust Fund, and neither the Employer nor any other person shall be liable therefor in any manner.

         18.15. Payments to Minors, etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person





                                    XVIII-4
incapable of receiving therefor shall be deemed paid when paid to such person's guardian or to the party providing for or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Trustee, the Plan Administrator, the Employer and all other parties with respect thereto.

         18.16. Benefits of Persons Who Cannot Be Located. Each Participant and each designated Beneficiary must file with the Plan Administrator from time to time, in writing, his post office address and each change of post office address. If the Administrator is unable to ascertain the whereabouts of a Participant or Beneficiary after having made a diligent, good faith effort, any benefits otherwise payable to the Participant or Beneficiary will be treated as a Forfeiture and processed in the same manner as a Forfeiture pursuant to the Adoption Agreement (if no Forfeitures occur, such amount will reduce Employer contributions to the Plan). If the Participant or Beneficiary is located subsequent to his benefit being forfeited, such benefit will be restored if a claim is made by the Participant or Beneficiary.

         18.17. Mechanical Reproduction. Only one set of the pages constituting this Plan has been executed and shall be deemed the original, even though physically produced by the use of automatic printing or copying machines, if such set bears the original signatures of the parties hereto.

         18.18. Discrepancies. In the event any discrepancy or conflict in interpretation occurs between the provisions of this Plan and the provisions of the Adoption Agreement, the Adoption Agreement shall control.





                                    XVIII-5

                                  ARTICLE 19.

                           AFFILIATED SERVICE GROUPS


         19.1. Definitions. For purposes of this Plan, the term "Affiliated Service Group," in accordance with section 414(m) of the Code, means a group consisting of a service organization (hereinafter in this section referred to as the "first organization") and one or more of the following:

                 (a)      any service organization which --

                          (1) is a shareholder or partner in the first organization, and

                          (2)     regularly performs services for the first
organization or is regularly associated with the first organization in performing services for third persons, and

                 (b)      any other organization if --

                          (1)     a significant portion of the business of such
organization is the performance of services (for the first organization, for organizations described in subparagraph (a) above, or for both) of a type historically performed in such service field by employees, and

                          (2)  10 percent or more of the interests in such
organization is held by persons who are officers, highly compensated Employees, or owners of the first organization or an organization described in subparagraph (a) above.

                          For purposes of this section, the term "service
organization" means an organization, the principal business of which is the performance of services.

                          Such organizations, if any, which constitute, with
the Employer hereunder, an Affiliated Service Group shall be specified in the Adoption Agreement.

                          Wherever the word "Employer" appears in this Plan,
that word shall be interpreted to mean any member of such Affiliated Service Group, together with any other organizations as may hereafter become members, and all service with any member of the Affiliated Service Group shall be treated as service with a single Employer.

         19.2. Limitation on Benefits and Contributions. For purposes hereof, all Defined Benefit Plans (whether or not terminated) of the Affiliated Service Group shall be treated as one Defined Benefit Plan, and all Defined Contribution Plans (whether or not terminated) of the Affiliated Service Group shall be treated as one Defined Contribution Plan. A Participant's Compensation shall, for purposes hereof, include the annual





                                     XIX-1

Compensation of the Participant from any employer which is a member of the Affiliated Service Group. For purposes of this Article 5 of the Plan, all benefits, annual additions and compensation from all members of the Affiliated Service Group will be aggregated.

         19.3. Multiple Integrated Plans of Members. The retirement plan of each member of the Affiliated Service Group is designed so that there will be no duplication of benefits. However, in the event that an Employee should become eligible to participate in the retirement plans of more than one member of the Affiliated Service Group, such plans will be amended, if applicable, effective as of the date upon which such Employee becomes eligible to participate in more than one plan, to comply with provisions of Proposed Regulation 1.401(l)-4 or any subsequent applicable law or regulation, i.e., such plans will be appropriately modified so as to insure that the extent of integration does not exceed 100 percent. Accordingly, the sum of the defined benefit excess plan integration fraction, the defined benefit offset plan integration fraction, and the defined contribution plan integration fraction may not exceed one with respect to any employee.

         19.4. Control. In the event that the provisions of this Article 19 conflict in any way with any other provisions of this Plan, this Article 19 shall control.





                                     XIX-2

                                  ARTICLE 20.

                  ADDITIONAL REQUIREMENTS FOR TOP-HEAVY PLANS


         20.1. Generally. If for any Plan Year beginning after December 31, 1983, the Plan is determined to be top-heavy, then additional requirements set forth in this Article 20 shall apply. These additional requirements: provide for more rapid vesting for Participants; provide a minimum Accrued Benefit or minimum contribution for Participants; place additional restrictions on distributions to Key Employees; and reduce the limits on contributions and benefits.

         20.2. Top-Heavy Determination: Aggregation of Related Employers. All Employers which are members of a Controlled Group of Corporations (as defined in Code section 414(b)); a group of trades or businesses which are under common control (as defined in Code section 414(c)); or an Affiliated Service Group (as defined in Code section 414(m) and any other entity required to be aggregated with the Employer pursuant to section 414(o) and the regulations thereunder) shall be treated as a single Employer for purposes of applying the limitations of this Article 20.

         20.3. Top-Heavy Determination: Key Employee. A Key Employee shall be any Employee or former Employee (including any deceased Employee) who at any time during the determination period was an officer of the Employer if such individual's annual compensation exceeds 50 percent of the dollar limitation under section 415(b)(1)(A) of the Code, an owner (or considered an owner under section 318 of the Code) of one of the 10 largest interests in the Employer if such individual's Compensation exceeds 100 percent of such dollar limitation under Section 415(c)(1)(A) of the Code, a 5 percent owner of the Employer, or a 1 percent owner of the Employer who has an annual Compensation of more than $150,000. Annual compensation means compensation as defined in section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludible from the Employee's gross income under section 125, section 402(a)(8), section 402(h) or section 403(b) of the Code. The determination period is the Plan Year containing the determination date and the four preceding Plan Years.

         The determination of who is a Key Employee will be made in accordance with section 416(i) of the Code and the regulations thereunder.

         In general, an officer shall mean an administrative executive who is in regular and continuing service. The term "officer" shall not include those employed for a special or single transaction. An Employee who merely has the title of an officer, but not the authority, shall not be considered an officer.

         There shall be a maximum number of officers considered Key Employees. No more than the lesser of 50 Employees, or the greater of three Employees or 10 percent of all Employees, shall be treated as Key Employees by reason of being officers. If this maximum limit on the number of officers is exceeded, the officers who shall be Key Employees are those officers, selected from the group of individuals who were officers in the current Plan Year or the four preceding Plan Years, who had the largest annual Compensation while officers in that five-year period.

         An Employee who has some ownership interest shall be considered to be one of the top 10 owners under (b) unless at least 10 other Employees own a greater interest in the Employer than the Employee. However, an Employee shall not be considered a top 10 owner for a Plan Year if the Employee earns less than the maximum dollar limitation under Code section 415(c)(1)(A) as in effect for the calendar year in which the Determination Date falls.

         An Employee shall be considered to own more than a 5 percent interest under (c) if he owns more than 5 percent of the corporation's outstanding stock or stock possessing 5 percent of the total combined voting power of all stock of the corporation. An Employee is also treated as owning stock owned by certain members of his family or, in the case of any Employer which is not a corporation, by partnerships, estates, trusts or corporations in which the Employee has an interest, as provided in Code section 318. The same rules shall apply to determine whether an Employee is a more than 1 percent owner under (d). In the case of an Employer which is not a corporation, ownership shall be determined in accordance with regulations to be issued by the Secretary of the Treasury.

         For purposes of determining 5 percent and 1 percent owners, each Employer that would otherwise be aggregated under section 21.2 shall be treated as a separate Employer. However, for purposes of determining whether an Employee has Compensation of more than $150,000, Compensation from each entity required to be aggregated by section 21.2 shall be taken into account. "Compensation," for purposes of determining whether an Employee has compensation of more than $150,000 shall mean compensation as defined for testing the limits on contributions and benefits under Code section 415. To determine whether a Self-Employed Individual who is a more than 1 percent owner is a Key Employee, Compensation shall mean earned income from the trades or businesses under which the Plan is maintained.

         20.4. Top-Heavy Determination: Non-Key Employee. A non-Key Employee shall be any Employee who is not a Key Employee.

         20.5. Top-Heavy Determination: Disregarded Employee. If an Employee ceases to be a Key Employee, his Accrued Benefit or Account shall be disregarded for any Determination Date following the last Determination Date for which he was a Key Employee. Thus, if an Employee is a Key Employee on any date during the

Plan Year in which he separates from the service of the Employer, his Accrued Benefit or Account shall be taken into account as a Key Employee's, but only with respect to the Determination Date within the Plan Year of separation or the four following Plan Years. With respect to subsequent Plan Years, his Accrued Benefit or Account shall be disregarded (unless the Employee returns to service with the Employer as a Key Employee). In addition, the account balance and Accrued Benefit of a Participant who has not received any Compensation from any Employer maintaining the Plan at any time during the five-year period ending on the Determination Date will be disregarded.

         20.6. Top-Heavy Determination: Beneficiary. The term "Key Employee" includes a deceased Employee as represented by his Beneficiary.


         20.7.  Top-Heavy Ratio.

                 (a) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer has not maintained any defined benefit plan which during the five year period ending on the determination date(s) has or has had accrued benefits, the top-heavy ratio for this plan alone or for the required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of the account balances of all key employees as the determination date(s) (including any part of any account balance distributed in the five year period ending on the determination date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the five year period ending on the determinate date(s)), both computed in accordance with section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the top-heavy ratio are increased to reflect any contribution not actually made as of the determination date, but which is required to be taken into account on that date under section 416 of the Code and the regulations thereunder.

                 (b) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer maintains or has maintained one or more defined benefit plans which during the five year period ending on the determination date(s) has or has had any accrued benefits, the top-heavy ratio for any required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all key employees, determined in accordance with (a) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all key employees as of the determination date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with
(a) above, and the present value of accrued benefits under the defined benefit plan or plans for all Participants as of the determination date(s), all determined in accordance with section 416 of the Code and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the top-heavy ratio are increased for any distribution of an accrued benefit made in the five year period ending on the determination date.

                 (c) For purposes of (a) and (b) above, the value of account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the determination date, except as provided in section 416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a Participant (1) who is not a key employee but who was a key employee in a prior year, or (2) who has not been credited with at least one Hour of Service with any Employer maintaining the Plan at any time during the five year period ending on the determination date will be disregarded. The calculation of the top-heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with section 416 of the Code and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the top-heavy ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

                 The accrued benefit of a Participant other than a key employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the employer, or
(b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of section 411(b)(1)(C) of the Code.

         20.8. Top-Heavy Ratio: Aggregation Group. For purposes of determining whether the Plan is part of a top-heavy group, the following aggregation rules apply:

                 (a) Required Aggregation Group. All plans maintained by an Employer in which a Key Employee participates shall be aggregated to determine whether or not the plans, as a group, are top-heavy. Each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Code section 401(a)(4) or 410 shall also be aggregated.

                 (b) Permissive Aggregation Group. One or more plans, which are not required to be aggregated, may be aggregated with each other or with plans under (a) if such group continues to meet the requirements of Code sections 401(a)(4) and 410 with such plans(s) being taken into account.

                 Collectively bargained plans that include a Key Employee shall be included in a required aggregation group of that Employer. Collectively bargained plans that do not include a Key Employee may be included in a permissive aggregation group. However, the vesting rules under section 20.12; the minimum benefit and contribution provisions under sections 20.14 to 20.15; and the provision limiting the amount of includable compensation under section 20.18 shall not apply to a collectively bargained plan whether or not it includes a Key Employee.

         20.9. Top-Heavy Ratio: Top Heavy Group. An aggregation group shall be a top-heavy group, as of the Determination Date, if the sum of:

                 (a) The aggregate of accounts of Key Employees under all Defined Contribution Plans in such group (determination in accordance with section 20.7(a)), and

                 (b) The present value of Accrued Benefits for Key Employees under all Defined Benefit Plans in such group (determined in accordance with section 20.7(b))

exceeds 60 percent of the same amounts determined for all Employees under all plans included within the aggregation group.

         If a required aggregation group is top-heavy, then each plan required to be included within the group shall be top-heavy. If a permissive aggregation group is top-heavy, only those plans which are part of a required aggregation group shall be top-heavy. If the aggregation group is not a top-heavy group, then no individual plan included in the group shall be top-heavy, even though the plan standing alone would be top-heavy under section
20.7 or 20.8.

         20.10. Top-Heavy Ratio: Distributions; Rollover Contributions. Distributions made within the Plan Year which includes the Determination Date, or within the four preceding Plan Years, shall be added to the present value of Accrued Benefits or accounts in testing for top-heaviness, except to the extent already included in the present value of the Accrued Benefit or accounts as of the Determination Date. In the case of the distribution of an annuity contract or a guaranteed annuity certificate from a group annuity contract, the amount of such distribution shall be the current actuarial value of such contract or certificate determined on the date of distribution. Distributions made prior to the first Plan Year after December 31, 1983, shall be taken into account under this rule.

         In the case of rollovers and plan-to-plan transfers both initiated by the Employee and made from the plan of one employer to the plan of another Employer (i.e., unrelated):

          (a)      The Plan making the distribution counts the distribution, and

                 (b) The Plan receiving the rollover distribution or plan-to-plan transfer considers it part of the Accrued Benefit or Account, but only if it was accepted prior to December 31, 1983.

                 In the case of rollovers and plan-to-plan transfers either not initiated by the Employee or made to a plan of the same Employer (i.e., related):

                 (a) The Plan providing the rollover or plan-to-plan transfer does not count the rollover as a distribution; and

                 (b) The Plan accepting the rollover counts the rollover or plan-to-plan transfer in the present value of Accrued Benefits or accounts.

                 For purposes of determining the character of rollovers and plan-to-plan transfers, the related employer rules of section 20.2 shall apply.

         20.11.  Top-Heavy Ratio:  Determination Date.

                 (a) Whether a plan is top-heavy shall be determined on the Determination Date. In the case of an employer who maintains a single plan, the Determination Date shall be:

                          (1)     For the first Plan Year, the last day of the
Plan Year; and

                          (2)     For any other Plan Year, the last day of the
preceding Plan Year.

                 (b) In the case of an employer who maintains more than one plan which is to be aggregated under section 20.8:

                          (1)     The present value of Accrued Benefits or
Accounts (including distributions) shall be determined separately for each plan as of its Determination Date;

                          (2)     Then, the present values of the plans shall
be aggregated by adding the results of each plan as of its respective Determination Date that falls within the same calendar year.

                          The Valuation Date shall be the same date as the
Determination Date.

                          (3)     Present value shall be based only on the
following interest and mortality tables unless otherwise specified in the Adoption Agreement or in the Defined Benefit Plan: Interest Rate - 5%, Mortality Rate - 1971 IAM.

         20.12. Top-Heavy Vesting. For any Plan Year in which this Plan is top-heavy, the vesting schedule shown below in this section shall apply. The minimum vesting schedule applies to all benefits within the meaning of section 411(a)(7) of the Code except those attributable to employee contributions, including benefits accrued before the effective date of section 416 and benefits accrued before the Plan became top-heavy. Further, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as top-heavy changes for any Plan Year. However, this section does not apply to the account balances of any Employee who does not have an Hour of Service after the Plan has initially become top-heavy and such Employee's account balance attributable to Employer contributions and forfeitures will be determined without regard to this section. Such vesting schedule shall be as follows:

                   NUMBER OF YEARS                      VESTED PORTION
                 OF CREDITED SERVICE                  OF ACCRUED BENEFIT
                 -------------------                  ------------------
                         2                                     20%
                         3                                     40%
                         4                                     60%
                         5                                     80%
                         6 or more                             100%

         20.13. Minimum Benefits Under a Top-Heavy Plan. In the case of an employer which maintains a single Plan, for any Plan Year for which the Plan is top-heavy, each Participant and each other Employee specified in section 20.3 or 20.5 shall receive either a minimum contribution or minimum Accrued Benefit.

         20.14. Minimum Benefit: Defined Benefit Plan. For any Plan Year for which the Plan is top-heavy, a Participant's Employer-provided Accrued Benefit, when expressed as an annual retirement benefit, calculated under the Adoption Agreement shall, in no event, be less than the lesser of:

                 (a) 2 percent of the Participant's Average Compensation for High Five Years multiplied by the number of Years of Service, or

                 (b) 20 percent of the Participant's Average Compensation for High Five Years.

                 Any accruals of Employer-derived benefits, whether or not attributable to years for which the Plan is top-heavy, may be used to satisfy the defined benefit minimum.

                 A minimum benefit calculated under this section shall not decrease in a later Plan Year, whether or not the Plan is top-heavy at that time.

                 Average Compensation for High Five Years shall be the Participant's Compensation from the Employer during the five consecutive years during which the Participant had the highest aggregate Compensation from the Employer. Compensation required to be taken into account for purposes of this section is compensation within the meaning of Code section 415. Years for this purpose shall have the same meaning as the annual period used to calculate Average Annual Compensation under the Plan's Normal Retirement Benefit formula. Years taken into account shall be properly adjusted in accordance with regulations issued by the Secretary of the Treasury for years not included in a Year of Service. In addition, years ending in a Plan Year beginning before January 1, 1984, and years beginning after the close of the last year in which the Plan was top-heavy shall not be taken into account.

                 For purposes of determining the minimum benefits under paragraph (a), all Years of Service during which a Participant is credited with 1,000 or more Hours of Service, and which are required to be taken into account under the Plan for purposes of calculating vesting service under the Adoption Agreement, shall be taken into account. However, Years of Service in which the Plan was not top-heavy and Years of Service ending in a Plan Year beginning before January 1, 1984, shall be excluded.

                 The Minimum Benefit is an annual retirement benefit which shall be expressed as a single life annuity with no ancillary benefits commencing at Normal Retirement Age or its equivalent. No adjustment may be provided for pre-retirement ancillary benefits. A minimum benefit in a form other than a single life annuity or commencing at a date other than Normal Retirement Age must be the equivalent determined under the actuarial assumptions set forth in the Adoption Agreement.

                 A Participant shall not fail to accrue a minimum benefit merely because he:

                 (a)      was not employed on a specified date;

                 (b)      had Compensation of less than a stated amount; or

                 (c)      declined to make mandatory employee contributions.
         20.15. Minimum Contribution: Defined Contribution Plan. For any Plan Year for which the Plan is top-heavy, Employer contributions and reallocated Forfeitures (in the case of a Profit Sharing Plan) allocated to the account of any Participant shall equal at least 3 percent of Compensation within the meaning of Code section 415. However, a minimum percentage of Compensation of less than 3 percent shall apply if such minimum percentage of Compensation is equal to the largest percentage of Compensation provided on behalf of any Key Employee. The largest percentage of Compensation for any Key Employee shall be the largest ratio for any Key Employee of less than 3 percent where the ratio equals the sum of employer contributions and reallocated Forfeitures (if any) provided on behalf of a Key Employee for that Plan Year divided by the Compensation for such Key Employee.

         For the purpose of determining an employee contribution, amounts contributed under a salary reduction agreement or an agreement to forego an increase in salary in connection with a plan qualified under Code section 401(k) are taken into account.

         A Participant shall not fail to receive a Minimum Contribution merely because he:

                 (a) failed to be credited with 1,000 Hours of Service for the Plan Year;

                 (b)      declined to make mandatory employee contributions; or

                 (c) has been excluded from the Plan because such individual's Compensation is less than a stated amount but must be considered a Participant in order for the Plan to satisfy the coverage requirements of Code sections 410(b) and 401(a)(5).

                 In addition, a Participant who was credited with 1,000 or more Hours of Service in the Plan Year, but separated from service prior to the end of the Plan Year, shall not be entitled to a Minimum Contribution.

         20.16. Coordination Where Employer Has Two or More Plans. If the Employer maintains one or more plans in addition to this Plan and one or more Employees is covered by this Plan and at least one other plan, the minimum benefit or minimum contribution for each such Employee shall be the lesser of the defined benefit minimum as defined in Section 416(e)(1) of the Code or 5 percent of such non-Key Employee's Compensation. There shall be no required duplication of minimum benefits or contributions as provided in section 416(f) of the Code and regulations promulgated thereunder.

         20.17. Modified Aggregate Limit on Contributions and Benefits. This section establishes additional rules with respect to the aggregate limit on benefits and contributions for a Participant who participates in both a Defined Benefit Plan and a Defined Contribution Plan that are included in a top-heavy group. Unless certain requirements are met, for any Limitation Year for which the plans are included in the top-heavy group, the Defined Benefit and Defined Contribution Fractions under Article V shall be modified, effectively providing the Participant with an aggregate limit equal to the lesser of 1.0 (as applied only to the dollar limits, rather than 1.25) or 1.4 (as applied to the percentage limits).

         The fractions shall be modified as follows:

                 (a) The denominator of the modified Defined Benefit Fraction shall be the lesser of (i) the Maximum Permissible Dollar Amount in effect for such Limitation Year (or, if greater, that Participant's current Accrued Benefit as of the last Limitation Year beginning before January 1,
1983), or (ii) the product of 1.4 multiplied by 100 percent of the highest average Compensation for any three consecutive calendar Years of Service during which the Participant was an active Participant in the Plan.

                 (b) The denominator of the modified Defined Contribution Fraction shall be the sum of the lesser of the following amounts, computed separately for each Limitation Year with the Employer: (i) the dollar limit in effect for such Limitation Year, or (ii) 1.4 times 25 percent of the Participant's Compensation for such year.

                 In some cases, the aggregate of a Participant's Accrued Benefit under an employer's Defined Benefit Plan and annual additions under the Employer's defined contribution plan, computed using the Defined Benefit and Defined Contribution Fractions, may exceed 1.0 at the time the Participant is first required to use the fractions as enacted by TEFRA to compute the modified aggregate limit. In such a case, the Participant shall be permitted no further benefit accruals under the Defined Benefit Plans and no additional employer contributions, reallocated Forfeitures or voluntary non-deductible employee contributions under the Defined Contribution Plans until the sum of the Defined Contribution and Defined Benefit Fractions of the Plan is less than 1.0.

                 These modifications to the Defined Benefit and Defined Contribution Fractions shall not apply if the plans of the Employer in which the Participant participates (1) meet the requirements of the concentration test, and (2) provide either an extra minimum benefit (in the case of the Defined Benefit Plan) or an extra minimum contribution (in the case of the Defined Contribution Plan) for non-Key Employees participating in the Plans. The extra contribution or benefit shall be in addition to the minimum contribution or minimum benefit required for all top-heavy plans under sections
20.14 to 20.15.

                 The concentration test shall be satisfied with respect to a Participant if the present value of Accrued Benefits and Accounts does not exceed 90 percent of the present value of Accrued Benefits and Accounts for all Employees. These present values shall be computed using the same rules as set forth in section 20.7 to determine whether or not the plans are a top-heavy group.

                 The requirement for an extra minimum benefit for non-Key Employees shall be satisfied for a Limitation Year if, in addition to the minimum benefit otherwise required in a Defined Benefit Plan, for the Plan Year ending with or within such Year, the additional Accrued Benefit of each non-Key Employee who is a Participant is not less than the lesser of: (a) 1 percent of the Employee's Average Annual Compensation for High Five Years, multiplied by the Employee's Years of Service with the Employer, or (b) 10 percent of such Average Annual Compensation for High Five Years. This extra minimum benefit generally is determined in the same manner as the minimum benefit required under the rules for a top-heavy Defined Benefit Plan under section 20.14. However, for purposes of the extra minimum benefit, a Year of Service shall be taken into account only if: (a) such Year of Service includes the last day of a Plan Year for which the plan is a top-heavy plan (or included in a top-heavy group), and (b) such Plan Year ends with or within a Limitation Year for which the aggregate limit of the Key Employee exceeds 1.0 under the modified fractions.

                 In a Defined Contribution Plan, the requirement for an extra minimum contribution shall be satisfied for a Limitation Year if, for the Plan Year ending with or within such year, the Employer contributes on behalf of each non-Key Employee who is a Participant an extra amount (in addition to the usual minimum contribution set forth in section 20.15) that is not less than 1 percent of the Employee's Compensation for the year.

         20.18. Limit on Includible Compensation. If for any Plan Year the Plan is a top-heavy plan, then only the first $200,000 of a Participant's Compensation shall be taken into account under the Plan. The $200,000 limit shall be increased automatically beginning in 1986 to the extent permitted by the Internal Revenue Service. A top-heavy plan shall continue to provide for any accrued benefits attributable to compensation in excess of $200,000 to the extent such benefit was accrued before the Plan was top-heavy.

                                  ARTICLE 21.

                            POST-1992 DISTRIBUTIONS

21.1. Distributee Election. This Article applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Article, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a direct rollover.

21.2. Definitions. As used in this Article, the following terms shall have the meaning set forth below:

         (a) Eligible Rollover Distribution: An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of 10 years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         (b) Eligible Retirement Plan: An Eligible Retirement Plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

         (c) Distributee: A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is an alternate payee under a qualified domestic relations order as defined in section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

         (d) Direct Rollover: A direct rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.





                                     XXI-1

Signature Page to Employee Stock Ownership
Plan of JAYCOR and Subsidiaries


JAYCOR



by: /s/ Eric P. Wenaas
   ----------------------------
   Eric P. Wenaas, President


JAYCOR Technical Services, Inc.



by: /s/ Eric P. Wenaas
   ----------------------------
   Eric P. Wenaas, President


                             ACCEPTANCE OF TRUSTEE

San Diego Trust & Savings Bank, a California banking corporation, as Trustee of the Trust, hereby accepts the amended and restated Plan, as set forth above.

San Diego Trust & Savings Bank



by:
   -------------------------------




                                     XXI-2

                          AMENDMENT TO PLAN AGREEMENT
                                       OF
                         EMPLOYEE STOCK OWNERSHIP PLAN
                           OF JAYCOR AND SUBSIDIARIES

This Amendment is made on February 28, 1995 to amend the Employee Stock Ownership Plan of JAYCOR and Subsidiaries, effective as of January 1, 1995, as follows:

1. Section 2.26 of the Plan shall be amended and restated in its entirety to read as follows:

        2.26 "Entry Date" shall mean the last day of the Plan Year, except that in the case of part-time 1 and temporary employees, such term shall have the meaning set forth in section 3.3.2 below.

2. Sections 3.1 through 3.3 of the Plan shall be amended and restated in their entirety to read as follows:

        3.1 Ineligible Employees. The following types of Employees shall be ineligible to participate in this Plan:

                3.1.1 Any Employee who is included in a unit of Employees covered by a collective bargaining agreement between Employee representatives and the Employer, in which retirement benefits were the subject of good-faith bargaining between such Employee representatives and the Employer.

                3.1.2 Any Employee who is a non-resident alien and who has no earned income from Employer.

                3.1.3 Managerial and administrative employees of Manufacturing Services, Inc. who were formerly eligible to participate in this Plan, shall not be eligible to participate in the allocation of contributions for the Plan year ending December 31, 1990, or for any subsequent Plan Year.

        3.2     Initial Eligibility. Any Employee who is not excluded under section 3.1 above shall be eligible to participate in this Plan as of the applicable Entry Date for such Employee. There is no minimum age requirement for this Plan, but for Plan Years beginning on or after January 1, 1992, there is a minimum Hours of Service requirement, as set forth in section 3.3 below. In the case of any Employee who was employed by IRT Corporation, a Delaware corporation, as of September 10, 1988, such Employee shall be credited with all years of service with IRT Corporation in determining such Employee's eligibility to participate in the Plan.

        3.3 Time of Participation. The commencement of Participant and applicable Entry Date for eligible Employees shall be as follows:

                3.3.1. For Plan Years beginning prior to January 1, 1992, any eligible Employee (other than part-time 1 and temporary employees) whose Employment Commencement Date is on or before July 1 shall become a

Participant on the first Entry Date after such Employment Commencement Date; provided that such Employee has not separated from service with the Employer prior to such Entry Date. For Plan Years beginning prior to January 1, 1992, any eligible Employee (other than part-time 1 and temporary employees) whose Employment Commencement Date is after July 1 shall become a Participant on the second Entry Date after such Employment Commencement Date; provided that such Employee has not separated from service with the Employer prior to such Entry Date. If such separated Employee returns to service after either of such dates without incurring a One-Year Break in Service, then the Employee shall commence participation immediately upon such return unless such Employee is excluded under the rules of section 3.1 above. For the Plan Years beginning on or after January 1, 1992, an eligible Employee (other than part-time 1 or temporary employees) shall commence participation on the first Entry Date coincident with or next following a Plan Year during which such employee completes 501 Hours of Service; provided that such Employee is still in the employment of Employer as of such Entry Date.

                3.3.2 Any Employee who is classified by the Employer as a temporary employee or as a part-time 1 employee must complete a Year of Service (as defined in Section 2.60 above) during which such Employee is credited with at least 1,000 Hours of Service, using Hours of Service credited on or after January 1, 1995. The Entry Dates for Employees who are temporary or part-time 1 employees shall be January 1 and July 1. Any part-time 1 or temporary Employee who satisfies the Year of Service requirement shall become a Participant on the first Entry Date which occurs coincident with or next following the completion of the Year of Service provided that such Employee has not separated from service with the Employer prior to such Entry Date.

3.      Except as so amended, the Plan Agreement is ratified and confirmed.

JAYCOR


by:     /s/ ERIC P. WENAAS
     --------------------------------
        Eric P. Wenaas, President


JAYCOR Technical Services, Inc.


by:     /s/ ERIC P. WENAAS
     --------------------------------
        Eric P. Wenaas, President

                          AMENDMENT TO PLAN AGREEMENT
                         EMPLOYEE STOCK OWNERSHIP PLAN
                           OF JAYCOR AND SUBSIDIARIES

This Amendment is made on December 5, 1995 to amend the Employee Stock Ownership Plan of JAYCOR and Subsidiaries, effective as of October 1, 1995, as follows:

1. Section 13.2.5 of the Plan is amended and restated in its entirety to read as follows:

        13.2.5. The Plan Administrator shall establish a participant-directed account (for that portion of such participant's account which is eligible for diversification) for each Qualified Participant who makes an election under section 13.2.4 above within the Qualified Election Period. Each Qualified Participant shall have the right to direct or earmark the investment of the assets in such Qualified Participant's participant-directed account; provided, however, that as of October 1, 1995, such Qualified Participant may only select from those investment choices selected and approved for the Plan, from time to time, by the Plan Administrator. The Plan Administrator shall at all times approve at least three investment choices for Qualified Participants. Each Qualified Participant with such an account shall designate the name of the approved investment and state the portion of the account to be so directed. Upon receipt of such notification, the Plan Administrator shall have up to 90 days after the end of the applicable Qualified Election Period to make the investment. Any income and any increase or decrease in the value of any directed investment shall be allocated to the corresponding account of the Qualified Participant who selected such investment. The Trustee may deduct from a Qualified Participant's directed account the unpaid Trustee fees assessed for maintaining such directed account, if any, together with all unpaid costs and expenses paid by the Trustee in connection with the investment of the assets in the directed account if such fees, costs and expenses remain unpaid for 30 days. The Trustee may deduct from the directed account such unpaid fees, costs and expenses of the Trustee before making any distributions. If there is insufficient cash in the directed account to pay the Trustee's unpaid fees, costs and expenses, the Trustee may, notwithstanding anything in this Plan to the contrary, withhold distribution until such fees, costs and expenses have been paid in full. Each Qualified Participant's right to direct investments among such approved investment choices shall be absolute and shall not be subject to approval by the Plan Administrator or by the Trustee; provided, however, that the Plan Administrator shall have the right to refuse to make any investment which could, in the Plan Administrator's discretion, disqualify the Plan or cause the income of the Trust to be subject to income or excise taxes. Pursuant to section 404(c)(2) of ERISA, the Trustee and the Plan Administrator, when so directed by a Qualified Participant, shall not be liable for any loss, or by reason of any breach, which results from such Qualified Participant's exercise of this right to direct the investment of such Qualified Participant's directed account among such approved investments.

2.  Except as so amended, the Adoption Agreement is ratified and confirmed.

JAYCOR



by:   /s/ ERIC P. WENAAS
    -----------------------------
      Eric P. Wenaas, President

                    RETROACTIVE AMENDMENT TO PLAN AGREEMENT
                                       OF
                         EMPLOYEE STOCK OWNERSHIP PLAN
                           OF JAYCOR AND SUBSIDIARIES

        This Retroactive Amendment is made on May 3, 1996 to amend the Employee Stock Ownership Plan of JAYCOR and Subsidiaries, effective as of September 21, 1993, as follows:

        Section 6.1.2 of the Plan shall be amended and restated in its entirety to read as follows:

                6.1.2 Any Participant who was on an Excused Absence, retired after attaining the Early or Normal Retirement Age, suffered a Disability or died during the Plan Year shall be deemed an Active Participant with respect to such Plan Year (unless, in the case of an Excused Absence, the Participant's employment has terminated) for purposes of this section and also for purposes of section 4.1, and such Participant shall share in the allocation on the basis of actual Compensation with respect to such Plan Year. Effective for Plan Years beginning on or after January 1, 1992, if an Employee has at least 501 Hours of Service in the Plan Year for which such Employee first becomes eligible to be a Participant, then such Employee shall be deemed an Active Participant, sharing in the Company's contributions and forfeitures. Except as provided in the previous two sentences, any Participant who (a) fails to earn 1,000 Hours of Service in the Plan Year, or (b) was not in the employ of the Employer or a member of a Controlled Group at the end of a Plan Year (regardless of the number of Hours of Service completed during such Plan Year) shall not be Active Participants and shall not share in the Employer contribution or forfeitures made with respect to the Employer's Fiscal Year ending with or within such Plan Year. Any Participant who remained in the employ of the Employer or a member of a Controlled Group or Affiliated Service Group or any other entity required to be aggregated with the Employer pursuant to sections 414(n) or 414(o) and the regulations thereunder, through the end of the Plan Year, but who changed from an eligible to ineligible classification during the Plan Year shall be deemed an Active Participant for such Plan Year, but only with respect to his Compensation while in an eligible status; provided, however, that any Participant who changed from an ineligible classification to an eligible classification shall be considered an Active Participant only with respect to his Compensation while in the eligible status.

        Except as so amended, the Plan Agreement is ratified and confirmed.


JAYCOR                                          JAYCOR Technical Services


by:   /s/ ERIC P. WENAAS                        by:   /s/ ERIC P. WENAAS
   -------------------------                       -------------------------
   Eric P. Wenaas, President                       Eric P. Wenaas, President

                   AMENDMENT TO EMPLOYEE STOCK OWNERSHIP PLAN
                                       OF
                            JAYCOR AND SUBSIDIARIES

This Amendment is made on February 22, 1994 by JAYCOR as the employer, and JAYCOR Technical Services, Inc., as an additional adopting employer, to amend the JAYCOR EMPLOYEE STOCK OWNERSHIP PLAN, by the adoption of a new Article XXII, to read as follows:

                                  ARTICLE XXII

                    LIMITS ON COMPENSATION AND WAIVER RIGHTS

22.01 Post-1993 Limits on Compensation. In addition to other applicable provisions of the Plan, and notwithstanding anything in the Plan to the contrary, for plan years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the Plan shall not exceed the Omnibus Budget Reconciliation Act of 1993 (OBRA '93) annual compensation limit. The OBRA '93 annual compensation limit is $150,000.00, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17) of the Internal Revenue Code. The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (the "determination period") beginning in such calendar years. If a determination period consists of fewer than 12 months, then the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12. For plan years beginning on or after January 1, 1994, any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this section. If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current plan year, then the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.00.

22.02 Waiver of 30 Day Notice Period. If a distribution to a participant is one to which sections 401(a)(11) and 417 of the Code do not apply, then such distribution may commence less than 30 days after the notice, required under section 1.411(a) - 11(c) of the Income Tax Regulations, is given, provided that:

        (a) The Plan Administrator clearly informs the participant that the participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution, and if applicable, a particular distribution option; and

        (b) The participant, after receiving the notice, affirmatively elects a distribution.

Except as so amended, the Employee Stock Ownership Plan is ratified and confirmed.

JAYCOR


by:   /s/ ERIC P. WENAAS
   -------------------------
   Eric P. Wenaas, President



JAYCOR Technical Services, Inc.


by:   /s/ ERIC P. WENAAS
   -------------------------
   Eric P. Wenaas, President

                         EMPLOYEE STOCK OWNERSHIP PLAN

                           OF JAYCOR AND SUBSIDIARIES

                                RETIREMENT TRUST

                         EMPLOYEE STOCK OWNERSHIP PLAN
                           OF JAYCOR AND SUBSIDIARIES
                                RETIREMENT TRUST


                               TABLE OF CONTENTS


ARTICLE I               NAME AND EFFECTIVE DATE                         I-1

ARTICLE II              CONTRIBUTIONS TO THE TRUST FUND                II-1

ARTICLE III             PAYMENTS FROM THE TRUST FUND                  III-1

ARTICLE IV              INVESTMENT OF TRUST FUND                       IV-1

ARTICLE V               POWERS, RIGHTS AND DUTIES OF TRUSTEE            V-1

ARTICLE VI              SUBSTITUTION OF TRUSTEE                        VI-1

ARTICLE VII             AMENDMENTS                                    VII-1

ARTICLE VIII            SUSPENSION AND TERMINATION                   VIII-1

ARTICLE IX              PERSONAL LIABILITY                             IX-1

ARTICLE X               MISCELLANEOUS                                   X-1

                                   ARTICLE I

                            NAME AND EFFECTIVE DATE


        1.1 This Agreement of Trust, as amended and restated, shall be designated the EMPLOYEE STOCK OWNERSHIP PLAN OF JAYCOR AND SUBSIDIARIES RETIREMENT TRUST.

        1.2 The effective date of this amendment and restatement of the Trust shall be January 1, 1989. The fiscal year of the Trust shall correspond to the fiscal year of Employer.

        1.3 The term "Code," as used in this instrument, shall mean and refer to the Internal Revenue Code of 1986 as from time to time amended, or any applicable successor Code.

        1.4 The term "Act," as used in this instrument, shall mean and refer to the Employee Retirement Income Security Act of 1974, as it may from time to time be amended, or any applicable successor Act.

        1.5 The term "Plan" shall mean the Employee Stock Ownership Plan of JAYCOR and Subsidiaries, as amended from time to time.

        1.6 All defined terms used in this Trust shall have the meaning given to such terms in the Plan.

                                   ARTICLE II

                        CONTRIBUTIONS TO THE TRUST FUND

        2.1 Subject to the provisions of Article VIII hereof, the Employer, on behalf of itself and its Employees, intends (but is not so required under the Plans), from time to time, to deliver or cause to be delivered to the Trustee such amounts of cash or other property acceptable to the Trustee as the Employer, in its sole discretion, deems necessary to comply with the provisions of the Plans. Moreover, if said Plan so provides, the Trustee shall accept voluntary contributions made by Plan Participants, pursuant to the relevant provisions of such Plan.

                The Trustee may accept contributions made under the terms of any other retirement plan which qualifies under section 401(a) of the Code (herein also referred to as "Retirement Plan") which the Employer acquires or maintains as well as contributions made by other employers adopting the Plan or Plans maintained by the Employer hereunder pursuant to the provisions of the Plans. Assets contributed pursuant to the Plans and any such other Retirement Plans shall constitute one common fund and may be commingled for investment purposes. The Plan Administrator shall be responsible for allocating for accounting purposes such amounts between and among such Plans.

                Any funds contributed to the Trust under the terms of any Plan which ultimately becomes disqualified under the provisions of the Code relating to qualification and exemption shall be segregated for the exclusive benefit of the Participants thereunder as soon as administratively feasible after the date of the determination of such disqualification.

                Unless the context clearly implies or indicates to the contrary, the term "Trust Fund" comprises all property of every kind held by the Trustee, from time to time, pursuant to this Trust Agreement. The Trustee shall have no duty, express or implied, to compel any payment to be made to it by the Employer or otherwise be responsible for the adequacy of the Trust Fund to meet and discharge any liabilities under the Plans, and shall be accountable only for cash and other property actually received by it.

        2.2 If the Plan or Plans or this Trust fails initially to satisfy the qualification requirements of section 401(a) or section 501(a) of the Code, and the Employer declines to amend the Plan to satisfy such qualification requirements, contributions made prior to the determination that the Plan has failed to qualify shall be returned to the Employer within one year of the date of denial of qualification.

                If a contribution to the Fund in whole or in part is attributable to a good-faith mistake of fact or a good-faith mistake in determining the deductibility of the contribution under Code section 404 (for example, incorrect information as to the eligibility or Compensation of a Participant, or a mathematical or actuarial error), then an amount shall be returned to the Employer equal to the excess of (1) the amount contributed over
(2) the amount which would have been contributed had there not occurred a mistake of fact or a mistake in determining the deduction. Earnings attributable to the excess contribution shall not be returned to the Employer, but losses attributable thereto shall reduce the amount to be so returned.

                The withdrawal of the amount attributable to the mistaken contribution shall be reduced appropriately if it would cause the balance of an individual account of a Participant to be reduced to less than the balance which would have been in the Account had the mistaken amount not be contributed.

                The return to the Employer of the amount involved shall be paid by the Trustee after demand by the Employer and shall be made within one year of the mistaken payment of the contribution or disallowance of the deduction, as the case may be.

                Notwithstanding any other provision of this paragraph, no refund shall be made to the Employer which is specifically chargeable to the Accounts of any Participant(s) in excess of 100 percent of the amount in such Account(s), nor shall a refund be made by the Trustee of any funds, otherwise subject to refund hereunder, which have been distributed to Participants and/or Beneficiaries. In the case that such distributions become refundable, the Employer shall have a claim directly against the distributees to the extent of the refund to which it is entitled.

                All refunds pursuant to this Section 2.2 shall be limited in amount, circumstance and timing to the provisions of section 403(c) of the Act, and no such refund shall be made if, solely on account of such refund, the Plan or Trust would cease to be qualified pursuant to section 401(a) or section 501(a) of the Code.

                                  ARTICLE III
                          PAYMENTS FROM THE TRUST FUND

        3.1 Payments shall be made from the Trust Fund by the Trustee to such persons, in such manner, at such times, and in such amounts as the Plan Administrator may from time to time direct in writing; provided, however, that the Trustee may withhold compliance with the Plan Administrator's direction to the extent that, and so long as, the Trustee shall deem such withholding necessary to insure payment of the Trustee's expenses or to protect the Trustee against liability for taxes or for any other liability.

        3.2 The Employer shall promptly notify the Trustee of the names of the authorized person(s) to act on behalf of the Plan Administrator as of the date of this Agreement and of any subsequent changes. In the absence of any notification of changes, the Trustee may assume that the authorized person(s) is the same as last reported by the Employer to the Trustee. The Plan Administrator shall furnish the Trustee with all the necessary factual information required by it to perform its duties as Trustee hereunder and the Trustee shall not be required to verify the facts so furnished by the Plan Administrator. The Trustee shall be subject to the direction of the Plan Administrator with respect to the payment of sums from the Trust Fund to Plan Participants and Beneficiaries; provided, however, that such directions are made in accordance with the terms of the Plan and are not contrary to Title I of the Act. the Trustee, in following the directions of the Plan Administrator, is authorized to act upon instructions of the authorized person(s), and, pursuant to section 405(b)(3)(B) of the Act, shall not be liable for following the directions referred to in the foregoing sentence; provided, however, that the Trustee may require an opinion of counsel to the Employer that such instructions are made in accordance with the terms of the Plan and are not contrary to Title I of the Act.


                                     III-1

                                   ARTICLE IV
                            INVESTMENT OF TRUST FUND

        4.1 The Trustee shall invest and reinvest the Trust Fund assets only as directed by the Plan Administrator; provided, however, that such directions are made in accordance with the terms of the Plans and are not contrary to Title I of the Act. The Plan Administrator may direct the Trustee to make arrangements for property to be bought or sold for the Trust Fund (for example, by directing the Trustee to execute agreements of purchase or sale), and to consummate the purchases and sales so arranged. The Trustee shall consummate the same from the Trust Fund. Any cash of the Trust Fund which the Plan Administrator does not invest or direct to be invested may be held uninvested by the Trustee and the Trustee shall have no liability for the payment of interest thereon. Pursuant to section 405(b)(3)(B) of the Act, the Trustee shall not be liable for following the directions referred to in this Paragraph; provided, however, that the Trustee may require an opinion of counsel to the Employer that such instructions are made in accordance with the terms of the Plan and are not contrary to Title I of the Act. Notwithstanding anything to the contrary herein contained, the Plan Administrator shall have no authority to direct the Trustee to engage in the prohibited transactions set forth in Sections 406 and 407 of the Act and Section 4975 of the code, as added by
Section 2003(a) of the Act.

        4.2 The Plan Administrator may, in its discretion, delegate to the Trustee the power, right and duty to retain, manage, improve, repair, operate, control, acquire, dispose of, invest and reinvest Plan assets, which authority and discretion of the Trustee to manage and control said assets shall not become effective until acceptance thereof by the Trustee.

        4.3 Pursuant to section 402(c)(3) of the Act, the Plan Administrator may appoint an investment manager or managers to manage (including the power to acquire and dispose of) any assets of the Plans. If an investment manager or managers has been appointed pursuant to this Paragraph, then the Trustee shall not be liable for the acts or omissions of such investment manager or managers, nor shall the Trustee be under an obligation to invest or otherwise manage any asset of the Plan which is subject to the management of such investment manager. The Plan Administrator shall notify the Trustee of any appointment of an investment manager under this Paragraph.

        4.4     Pursuant to Section 408(b)(4) of the Act and Section 4975(d)
(4) of the Code, as added by Section 2003(a) of the Act, the Plan Administrator shall have the power to instruct the Trustee to invest all or part of the Plan assets in deposits which bear a reasonable interest rate in a bank or similar financial institution supervised by the United States or a state, even though such bank or other institution is a fiduciary of the Plan. Furthermore, pursuant to Section 408(b)(8) of the Act and Section 4975(d)(8) of the Code, the Plan Administrator may expressly permit a transaction between the Plan and a common or collective Trust Fund or pooled investment fund maintained by a party in interest and/or a disqualified person which is a bank or trust company supervised by a state or federal agency if such transaction is a sale or purchase of an interest in the Fund and the bank or trust company receives not more than reasonable Compensation.

        If a Bank is Trustee, it shall have full power and authority to transfer money and other assets of the Trust to the Bank as trustee of any common or collective trust fund or pooled investment fund or to the Bank or trustee of any investment fund or funds consisting exclusively of assets of exempt pension or profit sharing trusts. The instruments establishing any such fund, as they may be amended from time to time, are hereby adopted and incorporated herein by reference. Money and other assets of the Trust invested in said fund or funds shall be held and administered by the Bank strictly in accordance with the terms and under the powers granted in any instrument or instruments, as amended, creating or governing such fund or funds. The combining of money and other assets of the Trust with money and other assets of other qualified trusts in such fund or funds is specifically authorized.

                                   ARTICLE V

                      POWERS, RIGHTS AND DUTIES OF TRUSTEE

        5.1 Subject to paragraphs 4.1, 4.2 and 4.3 hereof and subject to the powers conferred upon the Plan Administrator by the Plans, the Trustee shall have the following powers, rights and duties in addition to those vested in it elsewhere in the Trust Agreement and/or the Plans:

                (a) To invest and reinvest funds in every kind of property, real, personal or mixed, and every kind of investment, specifically including, but not limited to, partnership interests, certificates of beneficial interest, deposit receipts, corporate obligations of every kind, market funds and index funds, corporate obligations, preferred or common stock, shares of investment trusts, investment companies, mutual funds, mortgages, mortgage participation, bonds, debentures, notes, deeds of trust and any common trust funds maintained by any financial institution or trust company, including any common trust fund administered by a financial institution which is a Trustee hereunder; to purchase and sell such shares of investments (including short sales), or exercise, buy or sell stock options (including puts and calls), subscriptions or conversion rights; to buy and sell commodity futures; and with respect to all said securities and investments held in this Trust, to vote, give proxies, participate in voting trusts, pooling agreements, foreclosures, reorganizations, consolidations, mergers, acquisitions, liquidations or other like occurrence; and incident thereto, to hold securities or other trust property in Trustee's name as Trustee hereunder, or in the name of a nominee, depository or custodian or any protective or other committee, upon such terms and conditions as the Trustee may deem advisable, or to hold such securities unregistered in such condition that the ownership will pass by delivery; to hold securities in a margin account with a brokerage firm and to borrow against the value of such securities to the extent permitted by law; to purchase bonds and to pay such premiums in connection with the purchase as the Trustee, in its discretion, deems advisable; provided, however, that each premium shall be repaid periodically to principal out of the interest on the bond in such reasonable manner as the Trustee shall determine and, to the extent necessary, out of the proceeds on the sale or other disposition of this bond.

                (b) To sell, convey, transfer, exchange, partition, grant options with respect to, lease for any term (even though such term extends beyond the duration of this Trust or commences in the future), mortgage, pledge, or otherwise deal with or dispose of any asset of the Trust Fund in such manner, for such consideration and upon such terms and conditions as the Trustee, in its discretion, shall determine;

                (c) To employ suitable agents and counsel, who may be counsel for the Employer, as may be reasonably necessary in collecting, managing, administering, investing, distributing and protecting the Trust Fund or assets thereof, and to pay their reasonable Compensation and expenses;

                (d) To settle, compromise or abandon all claims and demands in favor of or against the Trust Fund or the Trust;

                (e) To make advances to or for the benefit of the Trust Fund and to borrow money for the Trust Fund to the extent deemed desirable by the Plan Administrator. The Trustee shall not, however, make any distribution, payment, loan or advance to any Participant or Beneficiary except as specifically authorized or permitted by this Agreement or the Plans;

                (f) To have all the rights, powers and privileges of an owner with respect to any of the securities held in trust, including, but not limited to, the following: to vote any corporate stock either in person or by proxy for any purpose; to pay assessments or other charges in connection therewith; to exercise any conversion privilege, subscription right or any other right or option given to the Trustee as the owner of any security owned by the Trust and to make payments incidental thereto; and to consent to, take any action in connection with and receive and retain any securities resulting from any reorganization, consolidation, merger, readjustment of the financial structure, sale, lease or other disposition of the assets of any corporation or other organization, the securities of which may be an asset of the Trust. The Trustee shall have no duty to question the Plan Administrator's instructions as to voting;

                (g) To purchase and subscribe for any securities or other property and to retain such securities or other property in trust;

                (h) To sell at public or private sale, for cash, or upon credit, or otherwise dispose of any property, real or personal; and no person dealing with the Trustee shall be bound to see to the application or to inquire into the validity, expediency or propriety of such sale or other disposition;

                (i) To adjust, settle, contest, compromise or arbitrate any claims, debts, or damages due or owing to or from the Trust Fund, and to sue, commence or defend any legal proceedings in reference thereto;

                (j) To exercise itself, or by general or limited power of attorney, any right, including the right to vote, incident to any securities or other property held by it;

                (k) To borrow money upon such terms and conditions as may be deemed advisable to carry out the purposes of the

Trust, to encumber trust property of the trust estate as the Trustee deems advisable, and to pledge securities or other property in repayment of any such loan; provided, however, that loans or advances may be made by the Trustee hereunder by way of overdrafts or otherwise on a temporary basis on which no interest is payable;

                (l) To manage, administer, operate, repair, improve and mortgage or lease for any number of years, regardless of any restrictions on leases made by the Trustee or to otherwise deal with any real property or interest therein; to renew or extend or to participate in the renewal or extension of any mortgage, and to agree to the reduction in the interest on any mortgage or other modification or change in the terms of any mortgage or guarantee thereof in any manner and upon such terms as may be deemed advisable; to waive any defaults whether in the performance of any covenant or condition of any mortgage or in the performance of any guarantee or to enforce any such default in such manner as may be deemed advisable, including the exercise and enforcement of any and all rights of foreclosure;

                (m) To invest all or part of the Trust Fund in interest-bearing deposits with the Trustee, or with a bank or similar financial institution related to the Trustee if such bank or other institution is a fiduciary with respect to the Plan as defined in the employee Retirement Income Security Act of 1974, including, but not limited to, investments in time deposits, savings deposits, certificates of deposit or time accounts which bear a reasonable interest rate;

                (n) To register any investment held in the Trust Fund in its own name or in the name of a nominee or to hold any investment in bearer form;

                (o) To delegate discretionary authority or control, with respect to the acquisition, management, retention and disposal of trust assets, to an appointed investment advisor;

                (p)     To hold any part or all of the Trust Fund uninvested;

                (q) To form corporations and to create trusts to hold title to any securities or other property, all upon such terms and conditions as it may deem advisable;

                (r) To make, execute and deliver as Trustee any and all deeds, leases, mortgages, advances, contracts, waivers, releases or other instruments in writing necessary or proper in the employment of any of the foregoing powers;

                (s) To exercise, generally, any of the powers which an individual owner might exercise in connection with property either real, personal or mixed held by the Trust Fund, and to do all other acts that the Trustee may deem necessary or proper to carry out any of the powers set forth in this Article V or otherwise in the best interests of the Trust Fund;

                (t) To manage, control, grant options on, sell (for cash or on deferred payments), convey, exchange, partition, divide, improve and repair trust property;

                (u) To lease trust property for terms within or beyond the term of the Trust of any purpose, including exploration for and removal of gas, oil and other minerals; and to enter into community oil leases, pooling and unitization agreements;

                (v) To commence or defend, at the expense of the Trust, such litigation with respect to the Trust or any property of the trust estate as the Trustee may deem advisable, and to compromise or otherwise adjust any claims or litigation against or in favor of the Trust;

                (w) To carry insurance of such kinds and in such amounts as the Trustee deems advisable, at the expense of the Trust, to protect the trust estate and the Trustee personally against any hazard;

                (x) To purchase bonds at such discount as the Trustee in the Trustee's discretion deems advisable; provided, however, that each discount shall be accumulated periodically as interest in such reasonable manner as the Trustee shall determine and to the extent necessary paid out of the proceeds on the sale or other disposition of the bond or out of principal.

        5.2 Notwithstanding the foregoing, the Trustee shall have no authority to engage in the prohibited transactions set forth in Sections 406 and 407 of the Act and Section 4975 of the Code, as added by Section 2003(a) of the Act.

        5.3 The Trustee is authorized and directed to pay from the Trust Fund all the Trustee's expenses, taxes and charges (including attorneys' and agents' fees) incurred in connection with the collection, administration, management, investment, protection and distribution of the Trust Fund to the extent they are not paid by the Employer. The Trustee is authorized and directed to pay from the Trust Fund such reasonable Compensation to itself as shall be agreed upon from time to time by the Employer and the Trustee and evidenced in writing; provided, however, that no person serving as Trustee or Co-Trustee hereunder who already receives full-time pay from the Employer or an association of employers whose employees are Participants in the Plan, or from an employee organization whose members are Participants in the Plan, shall receive Compensation from the Trust Fund, except for reimbursement of expenses properly and actually incurred.

        5.4 If Participant-earmarked Accounts are permitted under the Plan or Plans, the Trustee may deduct from a Participant's earmarked Account the unpaid Trustee fees assessed for maintaining such earmarked Account, if any, together with all unpaid costs and expenses paid by the Trustee in connection with the investment of the assets in the earmarked Account. The Trustee may deduct from the earmarked Account such unpaid fees, costs and expenses of the Trustee before making any distributions. If there is insufficient cash in the earmarked Account to pay the Trustee's unpaid fees, costs and expenses, the Trustee may, notwithstanding anything in the Plan or this Trust to the contrary, withhold distribution until such fees, costs and expenses have been paid in full.

        5.5 The Trustee shall maintain accurate and detailed records and Accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection or audit by any person designated by the Employer or the Plan Administrator. The Trustee, at the direction of the Employer, or the Plan Administrator, shall submit to the auditors for the Employer, to the Plan Administrator and to others designated by the Plan Administrator such valuations, reports or other information as they may reasonably require.

        5.6 As soon as practical following the close of each Fiscal Year of the Trust and following the effective date of the removal or resignation of the Trustee, the Trustee shall file with the Employer a written report setting forth all transactions with respect to the Trust during the Fiscal Year or during the period from the close of the last Fiscal Year to the date of such removal or resignation and listing the assets of the Trust and the market value thereof as of the close of the period covered by such report.

                Upon the receipt by the Trustee of the Employer's written approval of such report or upon the expiration of 60 days after delivery of any such report to the Employer, such report (as originally stated if no objection has been theretofore filed by the Employer, or as adjusted pursuant to agreement between the Employer and the Trustee) shall be deemed to be approved by the Employer except as to matters, if any, covered by written objections theretofore delivered to the Trustee by the Employee regarding which the Trustee has not given an explanation or made adjustments satisfactory to the Employer, and the Trustee shall be released and discharged as to all items, matters and things set forth in such report which are not covered by such written objections as if such report had not been settled and allowed by a decree of a court having jurisdiction regarding such report and of the Trustee, the Employer, the Plan Administrator, and all persons having or claiming to have any interest in the Trust. The Trustee, nevertheless, shall have the right to have its accounts and reports settled by judicial proceedings if it so elects.

        5.7 In the event that the Trustee hereof is composed of Co-Trustees, then the following provisions shall apply to the extent that they may be necessary:

                (a) All actions permitted to be taken by the Trustee hereof may be taken by any one or more of the Co-Trustees then in office acting under the provisions of subparagraph (d) of this Section.

                (b) In the event of the resignation or removal of a Co-Trustee, such Co-Trustee shall have the right to a settlement of his account at the expense of the Trust. Upon completion of such accounting and payment to the outgoing Co-Trustee of his Compensation and expenses, including court costs and legal fees, such Co-Trustee or his legal representatives shall promptly assign, transfer and deliver unto the remaining or successor Co-Trustee (or in the absence thereof, to the Plan Administrator) the Trust Fund and all records and data (or copies thereof) pertaining to the Plan and Trust, and such outgoing Co-Trustee shall thereupon be discharged from further accountability.

                (c) The Co-Trustees shall act by unanimous agreement of such persons at the time in office, and such action may be taken either by vote at a meeting or in writing without a meeting.

                (d) The Co-Trustees may by such unanimous action appoint from among their members a Chairman to preside at their meetings and/or Secretary to keep records of their meetings and activities and to perform such other duties and functions as the Co-Trustees may prescribe. The Co-Trustees may in like manner designate one or more of their members to take any actions permitted to be taken by the Trustee or to execute any instrument or document on their behalf, including, but not limited to, checks drawn on any bank account opened by the Co-Trustees and any applications of insurance contracts, and the action for such person shall have the same force and effect as if taken by the Co-Trustees as a whole. In the event of such authorization, the Co-Trustees shall notify the Plan Administrator thereof, and the Plan Administrator shall be entitled to rely upon such notification until the Co-Trustees shall give written notification to the contrary.

                                   ARTICLE VI

                            SUBSTITUTION OF TRUSTEE

        6.1 The Employer, by resolution of its Board of Directors, may remove the Trustee by written notice of such removal mailed to the Trustee at its last known address as shown by the records of the Plan Administrator, or by delivering written notice to such Trustee. Such removal shall take effect upon delivery of such notice and acceptance of the Trust by a successor Trustee.

        6.2 The Trustee may resign by delivering to the Employer a written resignation to take effect in not less than 30 days nor more than 60 days following the date of delivery of such notice.

        6.3 The Employer may appoint a successor Trustee at any time by written notice, such appointment to become effective upon the delivery to the removed or resigning Trustee of a certified copy of such notice or the original notice and the acceptance of the Trust signed by the successor
Trustee so appointed. Each successor Trustee shall have all the rights, powers, title, discretions, duties and immunities given to, or required of, the Trustee by the Trust. Any successor Trustee shall succeed as Trustee with like effect as though originally named herein as such.

        6.4 As of the Effective Date of the appointment of a successor Trustee, the removed or resigning Trustee shall transfer and deliver the Trust Fund to such successor Trustee, after reserving such reasonable amount as it shall deem necessary to provide for its fees and expenses and any sums chargeable against the Trust Fund for which it may be liable. No successor Trustee shall be liable for the acts or omissions of any prior Trustee or be obligated to examine the accounts, records, acts or omissions of any prior Trustee.

        6.5 In the absence of any other Trustee, the person(s) authorized to act for the Plan Administrator shall act and serve as an interim Trustee.

        6.6 In the event that no successor Trustee is appointed pursuant to paragraph 6.3 within 30 days following the resignation, removal, death, incapacity or otherwise caused lack of the Trustee, when the person(s) authorized to act for the Plan Administrator shall thereupon become successor Trustee.

                                  ARTICLE VII

                                   AMENDMENTS

        7.1 The Employer may amend the Plans and/or this Trust at any time and from time to time. No change may be made in the Plans or Trust which shall vest in any Employer, directly or indirectly, any interest, ownership or control in any of the present or subsequent funds of the Trust or in any of the present or subsequent funds set aside for Participants pursuant to the Plans, except as provided in Article II hereof and in the Plans.

        7.2 No part of the funds of the Trust shall, by reason of any amendment, be used for, or diverted to, purposes other than for the exclusive benefit of Participants and their Beneficiaries or for the payment of expenses incurred in connection with the administration of the Plans and the Trust created hereby, nor shall any amendment reduce any then vested interest of a Participant, except as provided in Article II hereof and in the Plans.

        7.3 Subject to the above-stated limitations, the Employer shall have the power to amend the Plans and/or Trust in any manner which it deems desirable, including, but not by way of limitation, the rights to increase or diminish contributions to be made by the Employer, to change or modify the method of allocation of such contributions; to change any provision relating to the administration of the Plans and/or Trust; and to change any provisions relating to the distribution of payment or both of any of the assets of the Trust; provided, however, any amendment which changes the duties or liabilities of the Trustee shall not become effective without its consent.

        7.4 Notwithstanding anything to the contrary contained in this Article, any amendment may be made to the Plans and/or Trust that the Employer deems necessary or appropriate in order to comply with any statute or regulation, including requirements for qualification, exempt status and deductibility of contributions under applicable provisions of the Code, and such amendments shall have retroactive effect if necessary for such purposes.


                                     VII-1

                                  ARTICLE VIII

                           SUSPENSION AND TERMINATION

        8.1 The Employer has established the Plans and Trust with a bona fide intention that they shall be permanent. However, the Employer realizes that circumstances not now foreseen or circumstances beyond its control may make it either impossible or inadvisable to continue to make contributions to the Plans.

        8.2 In the event that the Employer decides that it is impossible or inadvisable for it to continue to make its contributions to the Plans, the Employer shall have the power to discontinue contributions to the Trust, either temporarily or indefinitely, or to terminate the Plans by appropriate resolutions; provided, however, as to any pension plans (Money Purchase and/or Defined Benefit) such suspended contributions will be made up pursuant to the terms and conditions contained in such Plans. In the event of termination or complete discontinuance, all Participants' Accounts in such Plan shall become fully vested. A certified copy of such notice, or the original notice, shall be delivered to the Plan Administrator, and as soon as possible thereafter the Plan Administrator shall send or deliver to each then Participant a copy of said notice. In addition, to the extent there is a partial termination, as such term is defined for purposes of section 411(d)(3) of the Code, the Employer Contribution Account of all Participants at the date of such partial termination shall become fully vested.

        8.3 After the date specified in such termination resolution relating to the Plan, no more Employer contributions shall be made to such Plan. However, the Plan Administrator and the Trust shall remain in existence, and all of the provisions of the Plan (other than the provisions relating to Employer contributions) which in the sole opinion of the Plan Administrator are necessary, shall remain in full force and effect for so long as the Plan Administrator deems appropriate.

        8.4 Upon termination of the Plan, after payment of all expenses (including Trustee's fees) and proportionate adjustments of Participants' Accounts to reflect such expenses, net earnings or net losses and reallocations to the date of termination of such Plan, each Participant, former Participant, or retired Participant or Beneficiary, as the case may be, shall be entitled to receive any amounts then credited to his Account which are attributable to the terminated Plan in the Trust Fund; provided, however, that the Plan Administrator and the Trust shall not be required to effect such distribution until written evidence of approval by the Commissioner of Internal Revenue to such termination and distribution shall have been received by the Plan Administrator and the Trustee. The Plan Administrator may authorize the payment to Participants or Beneficiaries upon

                                     VIII-1
termination of such amounts in cash, in assets of the Trust Fund, or in such form as may be provided for in the Plan, and the Trustee shall continue to hold, invest, administer and distribute the Trust Fund pursuant to the terms of the Agreement until no Trust Assets remain in its hands.




                                     VIII-2

                                   ARTICLE IX

                               PERSONAL LIABILITY

        9.1 Pursuant to Section 405(b)(3)(B) of the Act, the Trustee shall not be liable for following the directions of any Named Fiduciary; provided such directions are made in accordance with the terms of the Plans and this Trust and are not contrary to Title I of the Act.

        9.2 The Trustee shall be bonded in compliance with section 412 of the Act.

        9.3 To the extent permitted by ERISA and state law, the Employer shall indemnify and save the Trustee harmless against any and all expenses or liabilities, including reasonable attorneys' fees, it may incur in the lawful performance of its duties except as to any liabilities arising from the Trustee's willful misconduct or gross negligence. The Employer may satisfy its obligations under this Section 9.3 through the purchase of a policy or policies of insurance providing equivalent protection. The Trustee may enforce the terms of this indemnification against the Employer as authorized under the laws of the State of California, to the extent that such recovery is permitted under ERISA.

                                   ARTICLE X

                                 MISCELLANEOUS

        10.1 Except as provided in Article II hereof, and in the Plans, it shall be impossible, under any conditions, for any part of the corpus of income of the Trust to be used for, or diverted to, purposes other than for the exclusive benefits of the Participants or their Beneficiaries (including the payment of the expense of the administration of the Plans and/or the Trust) and the Trust shall continue for such time as may be necessary to accomplish the purposes for which it is created.

        10.2 Any actions required or permitted to be taken by the Employer, if it is a corporation, are to be evidenced by a resolution of its Board of Directors, or may be taken on behalf of the Employer by any officer thereof if a certified copy of a Board resolution to such effect is given to the Trustee.

        10.3 Definitions of the terms used in this Trust shall be as set forth in the Plan document, and said definitions are incorporated herein by this reference.

        10.4 The headings of the Article are included solely for convenience in reference, and if there is any conflict between such headings and the text of this Trust, the text shall control.

        10.5 Masculine gender shall include the feminine and the neuter; the singular shall include the plural; and the plural shall include the singular, unless the context clearly indicates otherwise.

        10.6 If any provisions of this Trust shall for any reason be unenforceable, the remaining provisions of this Trust shall, nevertheless, be carried into effect.

        10.7 All legal questions pertaining to the Trust shall be determined in accordance with the laws of the State of California to the extent that said laws are not pre-empted by the Act.

        10.8 Only two sets of the pages constituting this Agreement of Trust have been executed and each such set shall be deemed an original even though physically produced by the use of automatic printing or copying machines, if such set bears the original signatures of the parties hereto.

JAYCOR


by:   /s/ ERIC P. WENAAS                 Dated:  9/27/93
    --------------------------------            ----------------------------
    Eric P. Wenaas, President


JAYCOR Technical Services, Inc.


by:   /s/ ERIC P. WENAAS                 Dated:  9/27/93
    --------------------------------            ----------------------------
    Eric P. Wenaas, President


                             ACCEPTANCE OF TRUSTEE

San Diego Trust & Savings Bank, a California banking corporation, as Trustee of the Trust, hereby accepts the foregoing amended and restated Retirement Trust and agrees to continue to serve as Trustee.


San Diego Trust & Savings Bank


by:                                      Dated:
    --------------------------------            ----------------------------